                                                                   EXHIBIT 10.24

                                                                  EXECUTION COPY

                                  $800,000,000

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                          AMBAC ASSURANCE CORPORATION,

                                 VARIOUS BANKS,

                           BANK OF AMERICA, N.A., and
                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                            as Co-Syndication Agents,

                                       and

                              THE BANK OF NEW YORK,
                             as Administrative Agent

--------------------------------------------------------------------------------
                          Dated as of December 2, 2000
--------------------------------------------------------------------------------

                            BNY CAPITAL MARKETS INC.
                       Lead Arranger and Sole Book Runner
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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Section 1. Definitions and Principles Of Construction
            Section 1.01. Defined Terms......................................1
            Section 1.02. Principles of Construction........................15

Section 2. Amount and Terms of Credit
            Section 2.01. The Loans.........................................15
            Section 2.02. Amount of Each Borrowing..........................16
            Section 2.03. Notice of Borrowing...............................17
            Section 2.04. Disbursement of Funds.............................17
            Section 2.05. Notes.............................................18
            Section 2.06. Interest..........................................18
            Section 2.07. Capital Adequacy..................................19

Section 3. Commitment Fees, Fees; and Terminations, Extensions and
            Increases of Commitments and Contingent Commitments
            Section 3.01. Fees..............................................19
            Section 3.02. Voluntary Termination of Unutilized Commitments
                          and Unutilized Contingent Commitments.............20
            Section 3.03. Mandatory Termination of Commitments and
                          Contingent Commitments                            20
            Section 3.04. Expiry Date.......................................21
            Section 3.05. Increase of Commitments...........................22

Section 4. Prepayments; Payments
            Section 4.01. Voluntary Prepayments.............................23
            Section 4.02. Mandatory Prepayments.............................23
            Section 4.03. Method and Place of Payment.......................24
            Section 4.04. Net Payments......................................24
            Section 4.05. Limitations on Sources of Payment.................26

Section 5. Conditions Precedent to Effectiveness
            Section 5.01. Execution of Agreement; Notes.....................26
            Section 5.02. No Default; Representations and Warranties........26
            Section 5.03. Opinions of Counsel...............................26
            Section 5.04. Corporate Documents; Proceedings..................27
            Section 5.05. Security Agreement................................27
            Section 5.06. Covered Portfolio, Etc............................27
            Section 5.07. Adverse Change, Rating, Etc.......................28
            Section 5.08. Litigation........................................28
            Section 5.09. Fees, Etc.........................................28

Section 6. Conditions Precedent to All Credit Events
            Section 6.01. Loss Threshold Incurrence Date....................29


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             Section 6.02. Notice of Borrowing..............................29

Section 7.  Representations, Warranties and Agreements
             Section 7.01. Corporate Status.................................29
             Section 7.02. Corporate Power and Authority....................29
             Section 7.03. No Violation.....................................29
             Section 7.04. Governmental Approvals...........................30
             Section 7.05. Financial Statements; Financial Condition;
                           Undisclosed Liabilities, Etc.....................30
             Section 7.06. Litigation.......................................31
             Section 7.07. True and Complete Disclosure.....................31
             Section 7.08. Use of Proceeds; Margin Regulations..............31
             Section 7.09. Tax Returns and Payments.........................32
             Section 7.10. Compliance with ERISA............................32
             Section 7.11. Capitalization...................................32
             Section 7.12. Subsidiaries.....................................32
             Section 7.13. Compliance with Statutes, Etc....................33
             Section 7.14. Investment Company Act...........................33
             Section 7.15. Public Utility Holding Company Act...............33
             Section 7.16. Compliance with Insurance Law....................33
             Section 7.17. Covered Portfolio................................34

Section 8.  Affirmative Covenants
             Section 8.01. Information Covenants............................34
             Section 8.02. Books, Records and Inspections...................37
             Section 8.03. Maintenance of Property, Insurance...............37
             Section 8.04. Corporate Franchises.............................37
             Section 8.05. Compliance with Statutes, Etc....................37
             Section 8.06. ERISA............................................38
             Section 8.07. Performance of Obligations.......................38
             Section 8.08. Use of Proceeds..................................38
             Section 8.09. Conduct of Business..............................38
             Section 8.10. Underwriting Criteria............................38
             Section 8.11. Collection of Pledged Recoveries and
                           Pledged Premiums.................................38
             Section 8.12. Pledged Reserve Release Notice...................39
             Section 8.13. Registry.........................................39

Section 9.  Negative Covenants
             Section 9.01. Liens............................................39
             Section 9.02. Consolidation, Merger, Sale of Assets, Etc.......40
             Section 9.03. Settlement Notes.................................41

Section 10. Events of Default
             Section 10.01. Payments........................................41
             Section 10.02. Representations, Etc............................41
             Section 10.03. Covenants.......................................41
             Section 10.04. Default Under Other Agreements..................42


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             Section 10.05. Bankruptcy, Etc..................................42
             Section 10.06. ERISA............................................42
             Section 10.07. Security Agreement...............................43
             Section 10.08. Judgments........................................43
             Section 10.09. Change of Control................................43

Section 11. The Agents
             Section 11.01. Appointment......................................43
             Section 11.02. Nature of Duties.................................44
             Section 11.03. Lack of Reliance on Any Agent....................44
             Section 11.04. Certain Rights of Each Agent.....................44
             Section 11.05. Reliance.........................................45
             Section 11.06. Indemnification..................................45
             Section 11.07. Each Agent in Its Individual Capacity............45
             Section 11.08. Resignation by an Agent..........................45

Section 12. Miscellaneous.
             Section 12.01. Payment of Expenses, Etc.........................46
             Section 12.02. Right of Setoff..................................46
             Section 12.03. Notices..........................................47
             Section 12.04. Benefit of Agreement.............................47
             Section 12.05. No Waiver; Remedies Cumulative...................50
             Section 12.06. Calculations; Computations.......................50
             Section 12.07. Governing Law; Submission to Jurisdiction; Venue.51
             Section 12.08. Obligation to Make Payments in Dollars...........51
             Section 12.09. Counterparts.....................................51
             Section 12.10. Effectiveness....................................52
             Section 12.11. Headings Descriptive.............................52
             Section 12.12. Amendment or Waiver..............................52
             Section 12.13. Survival.........................................52
             Section 12.14. Exclusions from Covered Portfolio................53
             Section 12.15. Waiver of Jury Trial.............................53

SCHEDULES

SCHEDULE I        Commitments and Contingent Commitments

SCHEDULE II       Undisclosed Liabilities

SCHEDULE III      Subsidiaries

SCHEDULE IV       Reinsurance Agreements

EXHIBITS

EXHIBIT A         Notice of Borrowing

EXHIBIT B-1       Municipal Tranche Note


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EXHIBIT B-2       Structured Tranche Note

EXHIBIT C         Amended and Restated Pledge and Security Agreement

EXHIBIT D-1       Opinion of Anne G. Gill, First Vice President, Secretary and
                  Assistant General Counsel of the Borrower

EXHIBIT D-2       Opinion of Shearman & Sterling, New York Special Counsel to
                  the Borrower

EXHIBIT D-3       Opinion of DeWitt Ross & Stevens, S.C., Wisconsin Special
                  Counsel to the Borrower

EXHIBIT E-1       Opinion of New York Counsel to a Bank Organized under U.S.
                  Federal or State Law

EXHIBIT E-2       Opinion of New York Counsel to a Bank Organized under Law
                  other than U.S. Federal or State Law

EXHIBIT E-3       Opinion of Counsel in the Home Jurisdiction to a Bank
                  Organized under Law other than U.S. Federal or State Law

EXHIBIT F         Officers' Certificate of the Borrower

EXHIBIT G         Assignment and Assumption Agreement

EXHIBIT H         Section 4.04(b)(iii) Certificate


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

            AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 2, 2000, among AMBAC ASSURANCE CORPORATION (the "Borrower"), a Wisconsin stock insurance corporation, the Banks party hereto from time to time, BANK OF AMERICA, N.A., and DEUTSCHE BANK AG, NEW YORK BRANCH, each acting in its capacity as a Syndication Agent pursuant to Section 11 hereof (in such capacity, a "Syndication Agent"), and THE BANK OF NEW YORK, acting in its capacity as Administrative Agent pursuant to Section 11 hereof (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

            WHEREAS, the Borrower, certain of the Banks and the Agents are parties to the Original Credit Agreement (as hereinafter defined);

            WHEREAS, the parties hereto have agreed to amend and restate the Original Credit Agreement as provided herein; and

            WHEREAS, subject to and upon the terms and conditions herein set forth, the Banks are willing to make available to the Borrower the credit facility provided for herein;

            NOW, THEREFORE, IT IS AGREED:

            Section 1. Definitions and Principles Of Construction.

            Section 1.01. Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Administrative Agent" shall mean The Bank of New York, in its capacity as Administrative Agent for the Banks hereunder, and shall include any successor to the Administrative Agent appointed pursuant to Section 11.08.

            "Affiliate" shall mean, with respect to any Person, any other Person (other than an individual) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that an Affiliate of the Borrower shall include any Person that directly or indirectly owns more than 5% of the Borrower and any officer or director of the Borrower or any such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

            "Agents" shall mean, collectively, the Administrative Agent and the Syndication Agents.

            "Agreement" shall mean this Amended and Restated Credit Agreement, as modified, supplemented or amended from time to time.

            "Applicable Margin" shall mean a percentage per annum equal to 1.50%.

            "Assignment and Assumption Agreement" shall mean any Assignment and Assumption Agreement substantially in the form of Exhibit G entered into pursuant to the terms hereof.

            "Authorized Officer" shall mean any president, senior vice president and general counsel, chief financial officer or treasurer of the Borrower.

            "Average Annual Debt Service", as of a specified date with respect to an Insured Municipal Obligation, shall mean the applicable Retained Percentage times the sum of (i) the aggregate outstanding principal amount of such Insured Municipal Obligation, and (ii) the aggregate amount of interest thereafter required to be paid on such Insured Municipal Obligation (giving effect to all mandatory sinking fund payments or other regularly scheduled required redemptions, prepayments or other retirement of principal), divided by the number of whole and fractional years from the date of determination to the latest maturity date of such Insured Municipal Obligation and, with respect to the Covered Municipal Portfolio as of such date as specified, shall mean the sum of the Average Annual Debt Service as of such date of all Insured Municipal Obligations contained in the Covered Municipal Portfolio. In the event that an Insured Municipal Obligation bears interest at a variable rate, the interest thereon for purposes of the determination of Average Annual Debt Service shall be calculated at the rate employed by the Borrower to compute average annual debt service with respect to such Insured Municipal Obligation in accordance with its customary business practices.

            "Bank" shall mean each of the banks, financial institutions and other institutional lenders listed on the signature pages hereof on the Effective Date as well as any institution which becomes a Bank hereunder pursuant to Section 3.05 or 12.04(b).

            "Bankruptcy Code" shall have the meaning provided in Section 10.05.

            "Base Rate" shall mean the higher of (i) 1/4 of 1% in excess of the Federal Funds Rate and (ii) the Prime Lending Rate.

            "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

            "Borrower's Rating" shall mean the Borrower's claims-paying rating.

            "Borrowing" shall mean the borrowing of Municipal Tranche Loans or Structured Tranche Loans on a given date.

            "Business Day" shall mean any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

            "Change of Control" shall mean and include the occurrence of any of the following events: any Person, entity or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934) other than any Person, entity or "group" which, immediately prior to such event, was a Subsidiary of the Parent (i) shall have acquired beneficial ownership of 20% or more of any outstanding class of capital stock of the Parent or the Borrower


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having ordinary voting power in the election of directors, provided that any
Person, entity or group shall be permitted to acquire up to 25% of the outstanding capital stock of any such class in a transaction approved before the consummation of same by a majority of the directors of the Parent or the Borrower or (ii) shall have obtained the power (whether or not exercised) to elect the majority of the Board of Directors of the Parent or the Borrower.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

            "Collateral" shall mean all "Collateral" as defined in the Security Agreement.

            "Collateral Account" shall have the meaning provided in the Security Agreement.

            "Collateral Agent" shall have the meaning provided in the Security Agreement.

            "Commitment" shall mean a Municipal Tranche Commitment or a Structured Tranche Commitment.

            "Commitment Date" shall have the meaning provided in Section 3.05.

            "Commitment Fees" shall have the meaning provided in Section
3.01(a).

            "Commitment Period" initially shall mean the period commencing on the Effective Date and ending on the Expiry Date and, from and after the date of any extension of the Expiry Date, shall mean the period commencing on the date which is seven years prior to the Expiry Date and ending on the Expiry Date.

            "Contingent Commitment" shall mean a Municipal Tranche Contingent Commitment or a Structured Tranche Contingent Commitment.

            "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the holder of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated


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liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

            "Covered Municipal Portfolio" shall mean and include each Insured Municipal Obligation as of the Effective Date and each Insured Municipal Obligation issued thereafter and prior to the Municipal Loss Threshold Incurrence Date other than any Insured Municipal Obligation which is excluded from the Covered Municipal Portfolio pursuant to Section 12.14.

            "Covered Structured Portfolio" shall mean and include each Insured Structured Obligation as of the Effective Date and each Insured Structured Obligation issued thereafter and prior to the Structured Loss Threshold Incurrence Date other than any Insured Structured Obligation which is excluded from the Covered Structured Portfolio pursuant to Section 12.14.

            "Credit Documents" shall mean this Agreement, each Note and the Security Agreement.

            "Credit Event" shall mean the making of any Loan.

            "Cumulative Municipal Losses" for a specified period shall mean the aggregate Municipal Losses of the Borrower determined cumulatively during such period without regard to Pledged Municipal Recoveries.

            "Cumulative Structured Losses" for a specified period shall mean the aggregate Structured Losses of the Borrower determined cumulatively during such period without regard to Pledged Structured Recoveries.

            "Declining Bank" shall have the meaning provided in Section 3.04.

            "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

            "Defaulted Loan" shall mean, with respect to any Bank at any time, the Loan or portion of any Loan required to be made by such Bank to the Borrower pursuant to Section 2.01 at or prior to such time that has not been made by such Bank as of such time.

            "Defaulting Bank" means, at any time, any Bank that, at such time, owes a Defaulted Loan.

            "Department" shall mean the Insurance Department of the State of Wisconsin.

            "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

            "Effective Date" shall have the meaning provided in Section 12.10.

            "Eligible Transferee" shall mean and include a commercial bank, financial institution or other "accredited investor" (as defined in Regulation D of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder) assigned, or the parent


                                       4
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of which is assigned, an unsecured senior debt rating (or shadow rating as reflected in a letter) by each of Moody's and S&P.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

            "ERISA Affiliate" shall mean any person (as defined in Section 3(9) of ERISA) which together with the Borrower or any of its Subsidiaries would be deemed to be a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code.

            "Event of Default" shall have the meaning provided in Section 10.

            "Expiry Date" shall have the meaning provided in Section 3.04.

            "Extending Bank" shall have the meaning provided in Section 3.04.

            "Extension Request" shall have the meaning provided in Section 3.04.

            "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

            "Fees" shall mean all amounts payable pursuant to or referred to in
Section 3.01.

            "holder of any Note" shall mean any Federal Reserve Bank to which a Bank has pledged its Note to the extent such Federal Reserve Bank has foreclosed upon such Note.

            "Increase Date" shall have the meaning provided in Section 3.05.

            "Increase Request" shall have the meaning provided in Section 3.05.

            "Increasing Bank" shall have the meaning provided in Section 3.05.

            "Increasing Extending Bank" shall have the meaning provided in
Section 3.04.

            "Indebtedness" shall mean, as to any Person, without duplication,
(i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder, (iii) all liabilities secured by any Lien on any property owned by such Person, whether or not such liabilities have


                                       5
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been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee and (v) all Contingent Obligations of such Person.

            "Insurance Contracts" shall have the meaning provided in Section
7.16.

            "Insured Municipal Obligation" shall mean any "municipal obligation bonds", "special revenue bonds", "industrial development bonds" and "utility first mortgage obligations" which the Borrower is permitted to insure under the provisions of Section 6904(b)(1)(A), (B), (C) or (I) of the New York Insurance Law (without regard to clause (J) thereof) as in effect on the date hereof issued by the United States of America, a state thereof or the District of Columbia, a municipality or governmental unit or other political subdivision of the foregoing or any public agency or instrumentality thereof, to the extent that the payment of principal thereof, together with interest thereon, or other amounts due in respect thereof, is insured, reinsured or otherwise guaranteed by the Borrower under any Insurance Contract or by Connie Lee Insurance Company under any Insurance Contract in existence on the Effective Date.

            "Insured Structured Obligation" shall mean any fixed income securities of United States issuers payable by such issuers from pools of mortgage loans, home equity loans and/or home equity lines of credit which are secured primarily by Liens upon residential real estate, to the extent that the payment of principal of such securities, together with interest thereon, or other amounts due in respect thereof, is insured, reinsured or otherwise guaranteed by the Borrower under any Insurance Contract.

            "Lending Office" shall mean the office of the Administrative Agent located at One Wall Street, New York, New York 10286 or such other office, Subsidiary or Affiliate of the Administrative Agent as the Administrative Agent may from time to time specify as such to the Borrower.

            "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

            "Loan" shall mean a Municipal Tranche Loan or a Structured Tranche Loan.

            "Loss" shall mean a Municipal Loss or a Structured Loss.

            "Majority Banks" shall mean at any time Banks owed at least 51% of the aggregate principal amount of the Loans outstanding at such time or, if no Loans are outstanding at such time, Banks holding at least 51% of the aggregate Commitments at such time; provided, however, that if any Bank shall be a Defaulting Bank at such time, there shall be excluded from the determination of Majority Banks at such time (i) the aggregate principal amount of the Loans owing to such Bank and outstanding at such time and (ii) the Commitment or Commitments of such Bank at such time.


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

            "Majority Municipal Tranche Participants" shall have the meaning provided in Section 12.04.

            "Majority Structured Tranche Participants" shall have the meaning provided in Section 12.04.

            "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

            "Master Agreement" shall have the meaning provided in the Security Agreement.

            "Moody's" shall mean Moody's Investors Service, Inc.

            "Multiemployer Plan" shall mean any multiemployer plan as defined in
Section 4001(1)(3) of ERISA, which is contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the 5 year period immediately following the latest date on which the Borrower, or a Subsidiary of the Borrower, or an ERISA Affiliate contributed to or had an obligation to contribute to such plan.

            "Municipal Collateral" shall have the meaning provided in the Security Agreement.

            "Municipal Contingent Loss Threshold Incurrence Date" shall mean the date on which the Borrower has Cumulative Municipal Losses (net of recoveries (excluding (i) proceeds of any Municipal Tranche Loans to the extent used to reimburse the Borrower for the payment of Municipal Losses and (ii) the aggregate amount of any and all recoveries paid or payable to any Person other than the Borrower under reinsurance agreements, whether facultative or treaty, and similar arrangements)) during the relevant Commitment Period equal to $428,000,000 plus the greater of the amounts set forth in clauses (i) and (ii) of the definition of "Municipal Loss Threshold Incurrence Date" in this Section 1.01.

            "Municipal Installment Premiums" shall mean any and all premiums which are required to be paid or claimed to be required to be paid to or for the account of the Borrower in respect of Insured Municipal Obligations in the Covered Municipal Portfolio on a periodic basis rather than by payment in full on the date of the effectiveness of the relevant Insurance Contract.

            "Municipal Loss" shall mean at any time the aggregate sum of (i) the amount paid by the Borrower at such time or required at such time to be paid by the Borrower on claims under an Insurance Contract with respect to an Insured Municipal Obligation in the Covered Municipal Portfolio by reason of the failure by the issuer thereof or other obligor with respect thereto to pay insured amounts on such Insured Municipal Obligations when due, plus (ii) Permitted Municipal Reserves at such time minus (iii) amounts paid at such time or reasonably expected by the Borrower at such time to be paid to the Borrower under reinsurance agreements (whether facultative or treaty) and similar arrangements with respect to the claims referred to in clause (i) above; provided that, without limiting the generality of the foregoing, the term "Municipal Loss" shall not include any damages or penalties required at such time to be paid by the Borrower in respect of an Insurance Contract by reason of the breach by the

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Borrower of its obligations thereunder or the cancellation or termination thereof other than in accordance with its terms.

            "Municipal Loss Threshold Incurrence Date" shall mean the date on which the Borrower has Cumulative Municipal Losses (net of recoveries (excluding the aggregate amount of any and all recoveries paid or payable to any Person other than the Borrower under reinsurance agreements, whether facultative or treaty, and similar arrangements)) during the relevant Commitment Period equal to the greater of (i) $450,000,000 and (ii) 5.00% of Average Annual Debt Service on the Covered Municipal Portfolio as of such date.

            "Municipal Tranche Bank" shall mean at any time any Bank that has a Municipal Tranche Commitment at such time.

            "Municipal Tranche Commitment" shall mean for each Municipal Tranche Bank the amount set forth opposite such Municipal Tranche Bank's name in Part A of Schedule I hereto directly below the column entitled "Municipal Tranche Commitment" or, if such Municipal Tranche Bank has become a party hereto pursuant to Section 12.04, set forth for such Municipal Tranche Bank in the registry maintained by the Borrower pursuant to Section 8.13 as such Municipal Tranche Bank's "Municipal Tranche Commitment", in each case as the same may be
(i) reduced from time to time pursuant to Section 3.02 and/or 3.03 and (ii) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 3.04, 3.05 or 12.04.

            "Municipal Tranche Contingent Commitment" shall mean for each Part C Bank the amount set forth opposite such Part C Bank's name in Part C of Schedule I hereto directly below the column entitled "Municipal Tranche Contingent Commitment" or, if such Part C Bank has become a party hereto pursuant to
Section 12.04, set forth for such Part C Bank in the registry maintained by the Borrower pursuant to Section 8.13 as such Part C Bank's "Municipal Tranche Contingent Commitment", in each case as the same may be (i) reduced from time to time pursuant to Section 3.02 and/or 3.03 and (ii) adjusted from time to time as a result of assignments to or from such Part C Bank pursuant to Section 3.04,
3.05 or 12.04.

            "Municipal Tranche Loan" shall have the meaning provided in Section 2.01.

            "Municipal Tranche Note" shall mean a promissory note of the Borrower payable to the order of any Municipal Tranche Bank (or, if any Part C Bank shall not be a Municipal Tranche Bank, payable to the order of such Part C
Bank) substantially in the form of Exhibit B-1, evidencing the Borrower's obligation to pay the principal of, and interest on, the Municipal Tranche Loans made by such Municipal Tranche Bank (or such Part C Bank, as the case may be).

            "Municipal Tranche Settlement Note" shall have the meaning provided in the Security Agreement.

            "Net Remaining Par", as of a specified date with respect to an Insured Structured Obligation, shall mean the applicable Retained Percentage times the aggregate outstanding principal amount of such Insured Structured Obligation and, with respect to the Covered

Structured Portfolio as of such date as specified, shall mean the sum of the Net Remaining Par as of such date of all Insured Structured Obligations contained in the Covered Structured Portfolio.

            "Note" shall mean a Municipal Tranche Note or a Structured Tranche Note.

            "Notice of Borrowing" shall have the meaning provided in Section
2.03.

            "Notice Office" shall mean the office of the Administrative Agent located at One Wall Street, New York, New York 10286, or such other office as the Administrative Agent may hereafter designate in writing as such to the Borrower.

            "Obligations" shall mean all amounts owing to any Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

            "Original Credit Agreement" shall mean the Amended and Restated Credit Agreement dated as of December 2, 1998, among the Borrower, certain of the Banks and Deutsche Bank AG, New York Branch, as administrative agent, as modified, supplemented and amended from time to time prior to the date hereof.

            "Parent" shall mean Ambac Financial Group, Inc., a Delaware corporation.

            "Part B Bank" shall mean each Bank listed on Part B of Schedule I hereto.

            "Part C Bank" shall mean each Bank listed on Part C of Schedule I hereto.

            "Part D Bank" shall mean each Bank listed on Part D of Schedule I hereto.

            "Part E Bank" shall mean each Bank listed on Part E of Schedule I hereto.

            "Payment Office" shall mean the office of the Administrative Agent located at One Wall Street, New York, New York 10286, or such other office as the Administrative Agent may hereafter designate in writing as such to the Borrower.

            "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA or any successor thereto.

            "Permitted Liens" shall have the meaning set forth in Section 9.01.

            "Permitted Municipal Reserves" shall mean at any time any and all reserves established or maintained by the Borrower at such time which are deemed necessary or prudent in the reasonable judgment of the management of the Borrower by reason of the failure or anticipated failure by the issuer of an Insured Municipal Obligation contained in the Covered Municipal Portfolio or other obligor with respect thereto to pay such Insured Municipal Obligation when due as reflected on the Borrower's books and which are or will be reported by the Borrower in its statutory financial statements.

            "Permitted Structured Reserves" shall mean at any time any and all reserves established or maintained by the Borrower at such time which are deemed necessary of prudent in the reasonable judgment of the management of the Borrower by reason of the failure or anticipated failure by the issuer of an Insured Structured Obligation contained in the Covered Structured Portfolio or other obligor with respect thereto to pay such Insured Structured Obligation when due as reflected on the Borrower's books and which are or will be reported by the Borrower in its statutory financial statements.

            "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

            "Plan" shall mean an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code, which is maintained or contributed to by (or to which there is an obligation to contribute of), or at any time during the five calendar years preceding the date of this Agreement was maintained or contributed to by (or to which there was an obligation to contribute of), the Borrower or an ERISA Affiliate.

            "Pledged Municipal Premiums" shall mean, at any time on and after the Municipal Loss Threshold Incurrence Date (i) any and all Municipal Installment Premiums which are paid or payable to the Borrower at such time with respect to defaulted Insured Municipal Obligations in the Covered Municipal Portfolio minus (ii) the aggregate amount of such Municipal Installment Premiums referred to in the next preceding clause (i) paid or payable to any Person other than the Borrower at such time under reinsurance agreements (whether facultative or treaty) and similar arrangements.

            "Pledged Municipal Recoveries" shall mean, at any time on and after the Municipal Loss Threshold Incurrence Date, any and all moneys and other payments, property and other consideration and compensation received or receivable by or for the account of the Borrower at such time (excluding the aggregate amount of any and all monies, payments, property, consideration and compensation paid or payable to any Person other than the Borrower under reinsurance agreements (whether facultative or treaty) and similar arrangements) as repayment or reimbursement of, or otherwise in respect of or arising out of, the payment of a claim by the Borrower under an Insurance Contract covering any Insured Municipal Obligation in the Covered Municipal Portfolio (without regard to whether such claim was paid from the proceeds of a Loan), whether from the issuer thereof or any other Person including without limitation under or pursuant to (i) such Insurance Contract, any reimbursement agreement, guaranty, letter of credit, mortgage, security agreement, pledge agreement or other contract, agreement or arrangement, (ii) any account or account receivable,
(iii) any compromise, settlement or similar arrangement, (iv) any voluntary payment or gift, (v) any reinsurance of such Insured Municipal Obligation to the extent that payment or expected payment under such reinsurance was not deducted in determining the Municipal Loss attributed to the Borrower's payment or required payment of such claim, (vi) any contractual, statutory, common law or other right of subrogation, (vii) any realization upon any mortgage, security interest or other Lien, (viii) any cause of action, whether sounding in tort, contract or otherwise, and any judicial, arbitration or other proceeding by or before any court, agency, tribunal, association or other governmental or private body, or (ix) any other legal or equitable right or claim (whether or not similar to the foregoing), less the out-of-pocket costs and expenses, including without limitation attorneys' fees and court costs, reasonably incurred by the Borrower in connection with the collection or other realization of such moneys and other payments, property and other consideration and compensation.

            "Pledged Municipal Reserves Account" shall mean an account established with The Bank of New York in accordance with Section 3.01(c) of the Security Agreement.

            "Pledged Municipal Reserves Account Funds" shall mean at any time the aggregate amount of proceeds of Municipal Tranche Loans borrowed hereunder for the purpose of establishing or maintaining Permitted Municipal Reserves, such proceeds to be deposited in the Pledged Municipal Reserves Account in accordance with Section 3.01(c) of the Security Agreement.

            "Pledged Municipal Reserves Release Notice" shall have the meaning set forth in Section 8.12.

            "Pledged Municipal Reserves Repayment Date" shall mean the third Business Day following the date on which the Borrower delivers the Pledged Municipal Reserves Release Notice required by Section 8.12.

            "Pledged Reserves Release Notice" shall mean a Pledged Municipal Reserves Release Notice or a Pledged Structured Reserves Release Notice.

            "Pledged Structured Premiums" shall mean, at any time on and after the Structured Loss Threshold Incurrence Date (i) any and all Structured Installment Premiums which are paid or payable to the Borrower at such time with respect to defaulted Insured Structured Obligations in the Covered Structured Portfolio minus (ii) the aggregate amount of such Structured Installment Premiums referred to in the next preceding clause (i) paid or payable to any Person other than the Borrower at such time under reinsurance agreements (whether facultative or treaty) and similar arrangements.

            "Pledged Structured Recoveries" shall mean, at any time on and after the Structured Loss Threshold Incurrence Date, any and all moneys and other payments, property and other consideration and compensation received or receivable by or for the account of the Borrower at such time (excluding the aggregate amount of any and all monies, payments, property, consideration and compensation paid or payable to any Person other than the Borrower under reinsurance agreements (whether facultative or treaty) and similar arrangements) as repayment or reimbursement of, or otherwise in respect of or arising out of, the payment of a claim by the Borrower under an Insurance Contract covering any Insured Structured Obligation in the Covered Structured Portfolio (without regard to whether such claim was paid from the proceeds of a Loan), whether from the issuer thereof or any other Person including without limitation under or pursuant to (i) such Insurance Contract, any reimbursement agreement, guaranty, letter of credit, mortgage, security agreement, pledge agreement or other contract, agreement or arrangement, (ii) any account or account receivable,
(iii) any compromise, settlement or similar arrangement, (iv) any voluntary payment or gift, (v) any reinsurance of such Insured Structured Obligation to the extent that payment or expected payment under such reinsurance was not deducted in determining the Structured Loss attributed to the Borrower's payment or required payment of such claim, (vi) any contractual, statutory, common law or other right of subrogation, (vii) any realization upon any mortgage, security interest or other Lien, (viii) any cause of action, whether sounding in tort, contract or otherwise, and any judicial, arbitration or other proceeding by or before any court, agency, tribunal, association or other governmental or private body, or (ix) any other legal or equitable right or claim (whether or not similar to the foregoing), less the out-of-pocket costs and expenses, including without limitation attorneys' fees and court costs, reasonably incurred by the Borrower in connection with the collection or other realization of such moneys and other payments, property and other consideration and compensation.

            "Pledged Structured Reserves Account" shall mean an account established with The Bank of New York in accordance with Section 3.01(d) of the Security Agreement.

            "Pledged Structured Reserves Account Funds" shall mean at any time the aggregate amount of proceeds of Structured Tranche Loans borrowed hereunder for the purpose of establishing or maintaining Permitted Structured Reserves, such proceeds to be deposited in the Pledged Structured Reserves Account in accordance with Section 3.01(d) of the Security Agreement.

            "Pledged Structured Reserves Release Notice" shall have the meaning set forth in Section 8.12.

            "Pledged Structured Reserves Repayment Date" shall mean the third Business Day following the date on which the Borrower delivers the Pledged Structured Reserves Release Notice required by Section 8.12.

            "Prime Lending Rate" shall mean the rate as announced by The Bank of New York from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Bank of New York may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

            "Replacement Bank" shall have the meaning provided in Section 3.04.

            "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

            "Retained Percentage" of an Insured Municipal Obligation or an Insured Structured Obligation, as the case may be, shall mean 100% minus the aggregate percentage of the risk under Insurance Contracts with respect thereto which has been ceded by the Borrower to other Persons under reinsurance agreements (whether facultative or treaty) and similar arrangements.

            "SEC" shall have the meaning provided in Section 8.01(f).

            "Secured Parties" shall have the meaning provided in the Security Agreement.

            "Security Agreement" shall have the meaning provided in Section
5.05.

            "S&P" shall mean Standard & Poor's Corporation.

            "Structured Collateral" shall have the meaning provided in the Security Agreement.

            "Structured Installment Premiums" shall mean any and all premiums which are required to be paid or claimed to be required to be paid to or for the account of the Borrower in respect of Insured Structured Obligations in the Covered Structured Portfolio on a periodic basis rather than by payment in full on the date of the effectiveness of the relevant Insurance Contract.

            "Structured Loss" shall mean at any time the aggregate sum of (i) the amount paid by the Borrower at such time or required at such time to be paid by the Borrower on claims under an Insurance Contract with respect to an Insured Structured Obligation in the Covered Structured Portfolio by reason of the failure by the issuer thereof or other obligor with respect thereto to pay insured amounts on such Insured Structured Obligations when due, plus (ii) Permitted Structured Reserves at such time minus (iii) amounts paid at such time or reasonably expected by the Borrower at such time to be paid to the Borrower under reinsurance agreements (whether facultative or treaty) and similar arrangements with respect to the claims referred to in clause (i) above; provided that, without limiting the generality of the foregoing, the term "Structured Loss" shall not include any damages or penalties required at such time to be paid by the Borrower in respect of an Insurance Contract by reason of the breach by the Borrower of its obligations thereunder or the cancellation or termination thereof other than in accordance with its terms.

            "Structured Loss Threshold Incurrence Date" shall mean the date on which the Borrower has Cumulative Structured Losses (net of recoveries (excluding the aggregate amount of any and all recoveries paid or payable to any Person other than the Borrower under reinsurance agreements, whether facultative or treaty, and similar arrangements)) during the relevant Commitment Period equal to the greater of (i) $475,000,000 and (ii) 2.00% of Net Remaining Par on the Covered Structured Portfolio as of such date.

            "Structured Tranche Bank" shall mean at any time any Bank that has a Structured Tranche Commitment at such time.

            "Structured Tranche Commitment" shall mean for each Structured Tranche Bank the amount set forth opposite such Structured Tranche Bank's name in Part A of Schedule I hereto directly below the column entitled "Structured Tranche Commitment" or, if such Structured Tranche Bank has become a party hereto pursuant to Section 12.04, set forth for such Structured Tranche Bank in the registry maintained by the Borrower pursuant to Section 8.13 as such Structured Tranche Bank's "Structured Tranche Commitment", in each case as the same may be (i) reduced from time to time pursuant to Sections 3.02 and/or 3.03 and (ii) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 3.04, 3.05 or 12.04.

            "Structured Tranche Contingent Commitment" shall mean for each Part E Bank the amount set forth opposite such Part E Bank's name in Part E of
Schedule I hereto directly
below the column entitled "Structured Tranche Contingent Commitment" or, if such Part E Bank has become a party hereto pursuant to Section 12.04, set forth for such Part E Bank in the registry maintained by the Borrower pursuant to Section
8.13 as such Part E Bank's "Structured Tranche Contingent Commitment", in each case as the same may be (i) reduced from time to time pursuant to Sections 3.02 and/or 3.03 and (ii) adjusted from time to time as a result of assignments to or from such Part E Bank pursuant to Section 3.04, 3.05 or 12.04.

            "Structured Tranche Loan" shall have the meaning provided in Section 2.01.

            "Structured Tranche Note" shall mean a promissory note of the Borrower payable to the order of any Structured Tranche Bank (or, if any Part E Bank shall not be a Structured Tranche Bank, payable to the order of such Part E
Bank) substantially in the form of Exhibit B-2, evidencing the Borrower's obligation to pay the principal of, and interest on, the Structured Tranche Loans made by such Structured Tranche Bank (or such Part E Bank, as the case may be).

            "Structured Tranche Settlement Note" shall have the meaning provided in the Security Agreement.

            "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

            "Swiss Re" shall mean Swiss Re Financial Products Corporation.

            "Syndication Agent" shall mean each of Bank of America, N.A., and Deutsche Bank AG, New York Branch, in its capacity as a Syndication Agent for the Banks hereunder, and shall include any successor to such Syndication Agent appointed pursuant to Section 11.08.

            "Taxes" shall have the meaning provided in Section 4.04(a).

            "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

            "Unfunded Current Liability" of any Plan means the amount, if any, by which the present value of the accrued benefits under the Plan as of the close of its most recent plan year, determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan, exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

            "United States" and "U.S." shall each mean the United States of America.

            "Unutilized Commitment" shall mean an Unutilized Municipal Tranche Commitment or an Unutilized Structured Tranche Commitment.

            "Unutilized Contingent Commitment" shall mean an Unutilized Municipal Tranche Contingent Commitment or an Unutilized Structured Tranche Contingent Commitment.

            "Unutilized Municipal Tranche Commitment" shall mean, for any Municipal Tranche Bank, at any time, the Municipal Tranche Commitment of such Bank at such time less the aggregate principal amount of all Municipal Tranche Loans made by such Bank pursuant to Section 2.01(a) prior to such time.

            "Unutilized Municipal Tranche Contingent Commitment" shall mean, for any Part C Bank, at any time, the Municipal Tranche Contingent Commitment of such Bank at such time less the aggregate principal amount of all Municipal Tranche Loans made by such Bank pursuant to Section 2.01(b) prior to such time.

            "Unutilized Structured Tranche Commitment" shall mean, for any Structured Tranche Bank, at any time, the Structured Tranche Commitment of such Bank at such time less the aggregate principal amount of all Structured Tranche Loans made by such Bank pursuant to Section 2.01(c) prior to such time.

            "Unutilized Structured Tranche Contingent Commitment" shall mean, for any Part E Bank, at any time, the Structured Tranche Contingent Commitment of such Bank at such time less the aggregate principal amount of all Structured Tranche Loans made by such Bank pursuant to Section 2.01(d) prior to such time.

            Section 1.02. Principles of Construction. All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

            Section 2. Amount and Terms of Credit.

            Section 2.01. The Loans. (a) Subject to and upon the terms and conditions set forth herein, each Municipal Tranche Bank severally agrees, at any time and from time to time prior to the Expiry Date, to make loans (such loans, together with any loans made pursuant to Section 2.01(b), being each a "Municipal Tranche Loan" and, collectively, the "Municipal Tranche Loans") to the Borrower, provided, however, that the principal amount of any Municipal Tranche Loan made by a Municipal Tranche Bank at any time pursuant to this
Section 2.01(a) shall not exceed the Unutilized Municipal Tranche Commitment of such Municipal Tranche Bank at such time.

            (b) In the event that (i) the Borrower requests a Borrowing under
Section 2.01(a), (ii) any Part B Bank shall fail to make on the date specified in the Notice of Borrowing for such requested Borrowing any Municipal Tranche Loan or any portion of a Municipal Tranche Loan required to be made by such Bank hereunder representing such Bank's pro rata portion (in accordance with the Municipal Tranche Commitment of such Bank and the aggregate Municipal Tranche Commitments of all of the Banks as in effect on such date) of the amount of such requested Borrowing and (iii) the Municipal Contingent Loss Threshold Incurrence Date shall have occurred on or prior to such date, then each Part C Bank severally agrees to make a Municipal Tranche Loan to the Borrower on such date in an amount equal to such Part C Bank's pro rata portion (in accordance with the Municipal Tranche Contingent Commitment of such Part C Bank and the aggregate Municipal Tranche Contingent Commitments of all of the Part C Banks as in effect on such date) of such Part B Bank's Defaulted Loan, provided, however, that the principal amount of any Municipal Tranche Loan made by a Part C Bank at any time pursuant to this Section 2.01(b) shall not exceed the Unutilized Municipal Tranche Contingent Commitment of such Part C Bank at such time.

            (c) Subject to and upon the terms and conditions set forth herein, each Structured Tranche Bank severally agrees, at any time and from time to time prior to the Expiry Date, to make loans (such loans, together with any loans made pursuant to Section 2.01(d), being each a "Structured Tranche Loan" and, collectively, the "Structured Tranche Loans") to the Borrower, provided, however, that the principal amount of any Structured Tranche Loan made by a Structured Tranche Bank at any time pursuant to this Section 2.01(c) shall not exceed the Unutilized Structured Tranche Commitment of such Structured Tranche Bank at such time.

            (d) In the event that (i) the Borrower requests a Borrowing under
Section 2.01(c) and (ii) any Part D Bank shall fail to make on the date specified in the Notice of Borrowing for such requested Borrowing any Structured Tranche Loan or any portion of a Structured Tranche Loan required to be made by such Bank hereunder representing such Bank's pro rata portion (in accordance with the Structured Tranche Commitment of such Bank and the aggregate Structured Tranche Commitments of all of the Banks as in effect on such date) of the amount of such requested Borrowing, then each Part E Bank severally agrees to make a Structured Tranche Loan to the Borrower on such date in an amount equal to such Part E Bank's pro rata portion (in accordance with the Structured Tranche Contingent Commitment of such Part E Bank and the aggregate Structured Tranche Contingent Commitments of all of the Part E Banks as in effect on such date) of such Part D Bank's Defaulted Loan, provided, however, that the principal amount of any Structured Tranche Loan made by a Part E Bank at any time pursuant to this Section 2.01(d) shall not exceed the Unutilized Structured Tranche Contingent Commitment of such Part E Bank at such time.

            (e) Once repaid, Loans incurred hereunder may not be reborrowed.

            Section 2.02. Amount of Each Borrowing. (a) The aggregate principal amount of each Borrowing under Section 2.01(a) shall not (i) be less than $2,000,000 and, if greater, shall be in an integral multiple of $1,000,000 and
(ii) exceed the lesser of (x) Cumulative Municipal Losses incurred after the occurrence of the Municipal Loss Threshold Incurrence Date less the aggregate principal amount of all Municipal Tranche Loans previously made and of all Municipal Tranche Settlement Notes previously issued and (y) the aggregate Unutilized Municipal Tranche Commitments of all Banks as in effect on the date such Borrowing is made.

            (b) The aggregate principal amount of each Borrowing under Section 2.01(c) shall not (i) be less than $2,000,000 and, if greater, shall be in an integral multiple of $1,000,000 and (ii) exceed the lesser of (x) Cumulative Structured Losses incurred after the occurrence of the Structured Loss Threshold Incurrence Date less the aggregate principal amount of all Structured Tranche Loans previously made and of all Structured Tranche Settlement Notes previously issued and (y) the aggregate Unutilized Structured Tranche Commitments of all Banks as in effect on the date such Borrowing is made.

            Section 2.03. Notice of Borrowing. Whenever the Borrower desires to make a Borrowing hereunder, it shall give the Administrative Agent at its Notice Office at least two Business Days' prior notice made hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time) on such day. Each such notice (each a "Notice of Borrowing") shall be in the form of Exhibit A, appropriately completed to specify the aggregate principal amount of the Municipal Tranche Loans or Structured Tranche Loans to be made pursuant to such Borrowing, and the date of such Borrowing (which shall be a Business Day).

            Section 2.04. Disbursement of Funds. (a) No later than 11:00 A.M. (New York time) on the date specified in each Notice of Borrowing, (i) each Municipal Tranche Bank or Structured Tranche Bank, as the case may be, will make available at the Payment Office of the Administrative Agent its pro rata portion (in accordance with the Municipal Tranche Commitment or Structured Tranche Commitment, as the case may be, of such Bank and the aggregate Municipal Tranche Commitments or Structured Tranche Commitment, as the case may be, of all of the Banks as in effect on such date) of the amount of the Borrowing requested to be made on such date, in Dollars and in immediately available funds and (ii) the Administrative Agent will make available to the Borrower the aggregate of the amounts so made available by the Banks on such day at its Payment Office.

            (b) In the event that any Part B Bank shall fail to make available at the Payment Office of the Administrative Agent its pro rata portion (in accordance with the Municipal Tranche Commitment of such Bank and the aggregate Municipal Tranche Commitments of all of the Banks as in effect on such date) of the amount of the Borrowing requested to be made in any Notice of Borrowing, at or prior to 11:00 A.M. (New York time) on the date specified in such Notice of Borrowing, the Administrative Agent shall immediately notify each Part C Bank that such Part B Bank has so defaulted and no later than 1:00 P.M. (New York time) on such date (or, in the case of Swiss Re only, no later than 11:00 A.M. (New York time) on the second Business Day next succeeding such date), (i) each Part C Bank will make available at the Payment Office of the Administrative Agent its pro rata portion (in accordance with the Municipal Tranche Contingent Commitment of such Part C Bank and the aggregate Municipal Tranche Contingent Commitments of all of the Part C Banks as in effect on such date) of such Part B Bank's Defaulted Loan, in Dollars and in immediately available funds and (ii) the Administrative Agent will make available to the Borrower the aggregate of the amounts so made available by the Part C Banks on such day at its Payment Office.

            (c) In the event that any Part D Bank shall fail to make available at the Payment Office of the Administrative Agent its pro rata portion (in accordance with the Structured Tranche Commitment of such Bank and the aggregate Structured Tranche Commitments of all of the Banks as in effect on such date) of the amount of the Borrowing requested to be made in any Notice of Borrowing, at or prior to 11:00 A.M. (New York time) on the date specified in such Notice of Borrowing, the Administrative Agent shall immediately notify each Part E Bank that such Part D Bank has so defaulted and no later than 1:00 P.M. (New York time) on such date, (i) each Part E Bank will make available at the Payment Office of the Administrative Agent its pro rata portion (in accordance with the Structured Tranche Contingent Commitment of such Part E Bank and the aggregate Structured Tranche Contingent Commitments of all of the Part E Banks as in effect on such date) of such Part D Bank's Defaulted Loan, in Dollars and in immediately available funds and (ii) the Administrative Agent will make available to the Borrower the aggregate of the amounts so made available by the Part E Banks on such day at its Payment Office.

            Section 2.05. Notes. The Borrower's obligation to pay the principal of, and interest on, the Municipal Tranche Loans or Structured Tranche Loans made by each Municipal Tranche Bank (or, if any Part C Bank shall not be a Municipal Tranche Bank, made by such Part C Bank) or Structured Tranche Bank (or, if any Part E Bank shall not be a Structured Tranche Bank, made by such Part E Bank), respectively, shall be evidenced by a Municipal Tranche Note or Structured Tranche Note, respectively, duly executed and delivered by the Borrower with blanks appropriately completed in conformity herewith. Each Note shall (i) be payable to the order of a Bank and be dated the Effective Date if a Bank shall be a party hereto on the Effective Date or the effective date of the Assignment and Assumption Agreement pursuant to which it becomes a party hereto if such Bank shall become a party hereto after the Effective Date, (ii) be in a stated principal amount equal to such Bank's Municipal Tranche Commitment or Structured Tranche Commitment, as the case may be (plus, if such Bank shall be a Part C Bank or a Part E Bank, such Bank's Municipal Tranche Contingent Commitment or Structured Tranche Contingent Commitment, respectively) (or, if any Part C Bank or Part E Bank shall not be a Municipal Tranche Bank or a Structured Tranche Bank, respectively, such Bank's Municipal Tranche Contingent Commitment or Structured Tranche Contingent Commitment, respectively) and be payable in the principal amount of the Loans evidenced thereby, (iii) mature, with respect to each Loan evidenced thereby, on the Expiry Date, (iv) bear interest as provided in the appropriate clause of Section 2.06 in respect of the Loans evidenced thereby and (v) be entitled to the benefits of this Agreement and be secured by the Security Agreement. Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of its Note endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect the Borrower's obligations in respect of such Loans.

            Section 2.06. Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Loan from the date the proceeds thereof are made available to the Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be equal to the Base Rate in effect from time to time plus the Applicable Margin.

            (b) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable by the Borrower hereunder shall bear interest from the date payment thereof was due until (but not including) the date of actual payment at a rate per annum equal to 3.5% per annum in excess of the Base Rate in effect from time to time.

            (c) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Loan, quarterly in arrears on the first Business Day of each March, June, September and December, and (ii) in respect of each Loan, on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

            Section 2.07. Capital Adequacy. If any Bank determines at any time that any applicable law or governmental rule, regulation, order or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank based on the existence of its Commitment or Commitments and/or Contingent Commitment or Contingent Commitments hereunder or its obligations hereunder, then the Borrower shall pay to such Bank, upon its written demand therefor, such additional amounts as shall be required to compensate such Bank for the increased cost to such Bank as a result of such increase of capital; provided, however, that the Borrower shall be required to pay to such Bank only such additional amounts as shall be required to compensate such Bank for such increased cost as shall accrue from and after the date of demand by such Bank. In determining such additional amounts, such Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Bank's determination of compensation owing under this Section
2.07 shall: (i) absent manifest error, be final and conclusive and binding on all the parties hereto, and (ii) be subject to the proviso in the preceding sentence. Each Bank, upon determining that any additional amounts will be payable pursuant to this Section 2.07, will give prompt written notice thereof to the Borrower, which notice shall show the basis for the calculation of such additional amounts. The failure to give any such notice shall not be deemed to be a waiver of any of the Borrower's obligations to pay additional amounts pursuant to this Section 2.07, provided that the Borrower shall not be required to pay any such amounts until it receives written notice from a Bank in accordance with this Section 2.07. Notwithstanding anything herein to the contrary, the Borrower shall have the right to unilaterally terminate the Commitment or Commitments and/or Contingent Commitment or Contingent Commitments of any Bank demanding additional amounts under this Section 2.07 sixty (60) days after providing to such Bank a notice of termination. The Borrower shall, concurrent with such termination, pay to such Bank the aggregate amount, if any at such time, payable by the Borrower to such Bank under this Agreement.

            Section 3. Commitment Fees, Fees; and Terminations, Extensions and Increases of Commitments and Contingent Commitments.

            Section 3.01. Fees. (a) The Borrower agrees to pay to the Administrative Agent for distribution to the Banks pro rata in accordance with their respective Unutilized Commitments a commitment fee (such commitment fee, together with the commitment fee payable pursuant to Section 3.01(b), being the "Commitment Fees") for the period from the Effective Date until the Expiry Date (or such earlier date as the Commitments shall have been terminated) computed as agreed in writing from time to time by the Borrower, the Municipal Tranche Banks, the Structured Tranche Banks and the Administrative Agent; provided, however, that any Commitment Fee accrued with respect to the Unutilized Commitment or Commitments of a Defaulting Bank during the period prior to the time such Bank became a Defaulting Bank and unpaid at such time shall not be payable by the Borrower so long as such Bank shall be a

Defaulting Bank except to the extent that such Commitment Fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no Commitment Fee shall accrue on the Unutilized Commitment or Commitments of a Defaulting Bank so long as such Bank shall be a Defaulting Bank.

            (b) The Borrower agrees to pay each Part C Bank and each Part E Bank a Commitment Fee for the period from the Effective Date until the Expiry Date (or such earlier date as the Contingent Commitment of such Part C Bank or such Part E Bank shall have been terminated) computed as agreed in writing from time to time by the Borrower and such Part C Bank or such Part E Bank.

            (c) Accrued Commitment Fees shall be due and payable quarterly in arrears on the first Business Day of each March, June, September and December of each year and on the Expiry Date or upon such earlier date as the Commitments or the Contingent Commitments, as the case may be, shall be terminated.

            (d) The Borrower shall pay to the Administrative Agent such fees in connection with the Credit Documents as may be agreed to from time to time between the Borrower and the Administrative Agent.

            Section 3.02. Voluntary Termination of Unutilized Commitments and Unutilized Contingent Commitments. Upon at least five Business Days' prior notice to the Administrative Agent at its Notice Office, the Borrower shall have the right to terminate the Unutilized Commitments or the Unutilized Contingent Commitments, or both, in whole or in part, in minimum aggregate amounts of $5,000,000 (or, if greater, in integral multiples of $1,000,000) for the Unutilized Commitments and the Unutilized Contingent Commitments, respectively, provided that the Borrower shall concurrently satisfy its obligations, if any at such time, under Section 3.01.

            Section 3.03. Mandatory Termination of Commitments and Contingent Commitments. (a) The Municipal Tranche Commitment or the Structured Tranche Commitment, as the case may be, of each Municipal Tranche Bank or Structured Bank, respectively, shall be permanently reduced on each date a Municipal Tranche Loan or a Structured Tranche Loan, respectively, is made by such Bank pursuant to Section 2.01(a) or Section 2.01(c), respectively, by the amount of such Municipal Tranche Loan or such Structured Tranche Loan, respectively. The Municipal Tranche Contingent Commitment of each Part C Bank or the Structured Tranche Contingent Commitment of each Part E Bank, as the case may be, shall be permanently reduced on each date a Municipal Tranche Loan or a Structured Tranche Loan, respectively, is made by such Bank pursuant to Section 2.01(b) or
Section 2.01(d), respectively, by the amount of such Municipal Tranche Loan or such Structured Tranche Loan, respectively.

            (b) Notwithstanding anything herein to the contrary, the Borrower shall have the right to unilaterally terminate the Commitment or Commitments and/or Contingent Commitment or Contingent Commitments of any Bank if, at any time after the Effective Date if such Bank shall be a party hereto on the Effective Date, or at any time after the effective date of the Assignment and Assumption Agreement pursuant to which it becomes a party hereto if such

Bank shall become a party hereto after the Effective Date pursuant to Section
3.04 or 12.04, or at any time after the Increase Date on which it becomes a party hereto if such Bank shall become a party hereto after the Effective Date pursuant to Section 3.05, the unsecured senior debt rating (or shadow rating as reflected in a letter) of such Bank or its parent shall be downgraded by Moody's or S&P, such termination to be effective sixty (60) days after providing to such Bank a notice of termination. The Borrower shall, concurrent with such termination, pay to such Bank the aggregate amount, if any at such time, payable by the Borrower to such Bank under this Agreement.

            (c) In addition to any other mandatory Commitment reductions pursuant to this Section 3.03, the Commitment or Commitments and/or Contingent Commitment or Contingent Commitments of any Bank which does not agree to extend the Expiry Date pursuant to Section 3.04 shall each terminate in its entirety on such Expiry Date then in effect.

            (d) In addition to any other mandatory Commitment reductions pursuant to this Section 3.03, the Commitment or Commitments and/or Contingent Commitment or Contingent Commitments of each Bank shall each terminate in its entirety on the Expiry Date.

            Section 3.04. Expiry Date. (a) The expiration of the Commitments and Contingent Commitments shall be December 2, 2007 (the "Expiry Date"); provided, however, that before (but not earlier than 120 days nor later than 90 days before) each anniversary of the Effective Date, the Borrower may make a written request (an "Extension Request") to the Administrative Agent at its Notice Office who shall forward a copy to each of the Banks that the Expiry Date be extended by one calendar year. Such Extension Request shall include a certification by a senior officer of the Borrower that no Default or Event of Default has occurred and is continuing and all representations and warranties contained herein and the other Credit Documents are true and correct in all material respects on and as of the date of the Extension Request (it being understood and agreed that any representation or warranty which expressly refers by its terms to a specified date shall be required to be true only as of such date). If by the date occurring 45 days next succeeding the Administrative Agent's receipt of such Extension Request, any Bank agrees thereto in writing by so indicating on counterparts of the Extension Request and delivering such counterpart to the Borrower, "Expiry Date" as to such Bank shall mean the December 2 occurring in the calendar year next succeeding the Expiry Date then in effect, provided that any failure to so notify the Borrower shall be deemed to be a disapproval by such Bank of the Borrower's Extension Request. The Commitment or Commitments and/or Contingent Commitment or Contingent Commitments of any Bank which does not so agree shall terminate upon the Expiry Date then in effect. No Bank shall be obligated to grant any extension pursuant to this
Section 3.04 and any such extension shall be in the sole discretion of each Bank. The Borrower shall pay to each Bank which does not so agree all amounts owing under its Note or Notes and this Agreement on the effective date of the termination of such Bank's Commitment or Commitments and, if applicable, such Bank's Contingent Commitment or Contingent Commitments.

            (b) If less than all of the Banks consent to an Extension Request (each Bank that has not so consented being a "Declining Bank", and each other Bank being an "Extending Bank"), the Borrower shall have the right to require any Declining Bank to assign in full its rights and obligations under this Agreement (i) to any one or more Extending Banks designated by the Borrower that have offered in their returned counterpart of the Extension Request to increase their respective Commitments and/or Contingent Commitments in an aggregate amount at least equal to the amount of such Declining Bank's Commitment or Commitments and/or Contingent Commitment or Contingent Commitments (each such Extending Bank being an "Increasing Extending Bank") and (ii) to the extent of any shortfall in the aggregate amount of extended Commitments or extended Contingent Commitments, to any one or more Eligible Transferees designated by the Borrower that agree to assume all of such rights and obligations (each such Eligible Transferee being a "Replacement Bank"), provided that (1) such Declining Bank shall have received payment of all amounts owing under its Note or Notes and this Agreement on the effective date of such assignment, (2) such assignment shall otherwise have occurred in compliance with
Section 12.04 including, without limitation, clauses (iii) and (iv) of subsection (b) thereof and (3) the effective date of such assignment shall be the date specified by the Borrower and agreed to by the Replacement Bank or Increasing Extending Bank, as the case may be, which date shall be on or prior to the applicable Expiry Date.

            Section 3.05. Increase of Commitments. (a) The Borrower may, at any time but in any event not more than one time during any period of 12 consecutive calendar months, make a written request (an "Increase Request") to the Administrative Agent at its Notice Office (who shall forward a copy to each of the Banks) that (i) the Municipal Tranche Commitments of the Municipal Tranche Banks be increased by an aggregate amount, together with the aggregate amount by which the Municipal Tranche Commitments of the Municipal Tranche Banks were previously increased pursuant to this Section 3.05, not to exceed $50,000,000 in excess of the aggregate amount of the Municipal Tranche Commitments as of the date of this Agreement, (ii) the Structured Tranche Commitments of the Structured Tranche Banks be increased by an aggregate amount, together with the aggregate amount by which the Structured Tranche Commitments were previously increased pursuant to this Section 3.05, not to exceed $35,000,000 in excess of the aggregate amount of the Structured Tranche Commitments as of the date of this Agreement, (iii) the Municipal Tranche Contingent Commitments of the Part C Banks be increased by an aggregate amount, together with the aggregate amount by which the Municipal Tranche Contingent Commitments of the Part C Banks were previously increased pursuant to this Section 3.05, not to exceed $25,000,000 in excess of the aggregate amount of the Municipal Tranche Contingent Commitments as of the date of this Agreement, and (iv) the Structured Tranche Contingent Commitments of the Part E Banks be increased by an aggregate amount, together with the aggregate amount by which the Structured Tranche Contingent Commitments of the Part E Banks were previously increased pursuant to this Section 3.05, not to exceed $17,500,000 in excess of the aggregate amount of the Structured Tranche Contingent Commitments as of the date of this Agreement. Such Increase Request shall include a certification by a senior officer of the Borrower that no Default or Event of Default has occurred and is continuing and all representations and warranties contained herein and the other Credit Documents are true and correct in all material respects on and as of the date of the Increase Request (it being understood and agreed that any representation or warranty which expressly refers by its terms to a specified date shall be required to be true only as of such date). Any such increase in Commitments or Contingent Commitments shall be effective as of a date (the "Increase Date") specified in the related Increase Notice that is (A) prior to the Expiry Date and (B) at least 10 days after the date of such Increase Notice. Each Increase Notice shall specify the date by which Banks who wish to increase their Commitments or Contingent Commitments, as the case may be, must consent to such increase (the "Commitment Date"), which date shall be no later than five Business Days prior to the related Increase Date. Each Bank that is willing to increase its Commitment or Commitments and/or Contingent Commitment or Contingent Commitments, as the case may be (each an "Increasing Bank"), shall notify the Administrative Agent on or prior to the Commitment Date of the amount by which it is willing to increase its Commitment or Commitments and/or Contingent Commitment or Contingent Commitments, as the case may be, which amount shall not exceed the respective amount specified in the relevant Increase Notice. No Bank shall be obligated to increase its Commitment or Commitments and/or Contingent Commitment or Contingent Commitments pursuant to this Section 3.05 and any such increase shall be in the sole discretion of each Bank. If the Banks notify the Administrative Agent that they are willing to increase the amount of their respective Commitments and/or Contingent Commitments, as the case may be, by an aggregate amount that exceeds the amount of the requested increase, the requested increase shall be allocated among the Banks willing to participate therein ratably in accordance with the amount by which they offered to increase their respective Commitments and/or Contingent Commitments, as the case may be, on the Commitment Date.

            (b) Promptly following each Commitment Date, the Administrative Agent shall notify the Borrower as to the amount, if any, by which the Banks are willing to participate in the requested increase. If the aggregate amount by which the Banks are willing to increase their Commitments and/or Contingent Commitments, as the case may be, on any such Commitment Date is less than the requested amount, then any one or more Eligible Transferees designated by the Borrower that agree to provide Commitments and/or Contingent Commitments for the shortfall may become party to this Agreement by executing and delivering a counterpart of this Agreement.

            (c) On each Increase Date, each Eligible Transferee that accepts an offer to participate in a requested Commitment increase in accordance with
Section 3.05(b) shall become a Bank party to this Agreement as of such Increase Date and the Commitment or Commitments and/or Contingent Commitment or Contingent Commitments, as the case may be, of each Increasing Bank shall be increased as of such Increase Date by the amount or amounts set forth in its notice delivered to the Administrative Agent in accordance with Section 3.05(a) (or by the amount allocated to such Bank pursuant to the last sentence of such Section 3.05(a)).

            Section 4. Prepayments; Payments.

            Section 4.01. Voluntary Prepayments. The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part from time to time, provided that the Borrower shall give the Administrative Agent at its Notice Office at least three Business Days' prior notice of its intent to prepay the Loans.

            Section 4.02. Mandatory Prepayments. (a) On each Pledged Municipal Reserves Repayment Date, an amount equal to 100% of the Pledged Municipal Reserves Account Funds with respect to which the Borrower has delivered a Pledged Municipal Reserves Release Notice as required by Section 8.12 shall be applied as a mandatory prepayment of principal of outstanding Municipal Tranche Loans.

            (b) On each Pledged Structured Reserves Repayment Date, an amount equal to 100% of the Pledged Structured Reserves Account Funds with respect to which the Borrower has delivered a Pledged Structured Reserves Release Notice as required by Section 8.12 shall be applied as a mandatory prepayment of principal of outstanding Structured Tranche Loans.

            Section 4.03. Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Administrative Agent's Payment Office. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

            Section 4.04. Net Payments. (a) All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b) and Section 12.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payment (but excluding any tax imposed on or measured by the net income or gross income or gross receipts of any Bank (other than withholding taxes or taxes in lieu of withholding taxes) pursuant to the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the principal office or lending office of such Bank is located or in which such Bank is organized or in which such Bank is doing business through a branch or office from which such jurisdiction treats a Loan as having been made) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes and such additional amounts as may be necessary so that every payment of all amounts due hereunder or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrower shall also reimburse each Bank, upon its written request, which request shall show the basis for calculation of such reimbursement, for taxes imposed on or measured by the net income of such Bank pursuant to the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which its principal office or lending office is located or in which such Bank is organized or in which such Bank is doing business through a branch or office from which such jurisdiction treats a Loan as having been made as it shall determine are payable by it in respect of amounts paid to or on behalf of such Bank pursuant to the preceding sentence. The Borrower will furnish to the applicable Bank within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of any tax receipts available to the Borrower evidencing such payment by the Borrower. The Borrower will indemnify and hold harmless each Bank, and reimburse each Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

            (b) Each Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees (i) in the case of any such Bank that is a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and
which constitutes a Bank hereunder on the Effective Date, to provide to the Borrower and the Administrative Agent on or prior to the Effective Date two original signed copies of Internal Revenue Service Form W-8BEN or Form W-8ECI (or any successor forms) certifying to such Bank's entitlement to an exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, (ii) in the case of any such Bank that is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, that, to the extent legally entitled to do so, (x) with respect to a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 12.04(b) (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), upon the date of such assignment or transfer to such Bank, and (y) with respect to any such Bank, from time to time upon the reasonable written request of the Borrower after the Effective Date, such Bank will provide to the Borrower two original signed copies of Internal Revenue Service Form W-8BEN or Form W-8ECI (or any successor forms) certifying to such Bank's entitlement to an exemption from, or reduction in, United States withholding tax with respect to payments to be made under this Agreement and under any Note, (iii) in the case of a Bank other than a Bank described in clause (i) or (ii) above on or prior to the Effective Date, to provide to the Borrower (1) a certificate substantially in the form of Exhibit H hereto (any such certificate, a "Section 4.04(b)(iii) Certificate") and (2) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (or any successor form), certifying to such Bank's legal entitlement at the date of such certificate (assuming compliance by the Borrower with Section 8.13) to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to payments to be made under this Agreement and (iv) in the case of any such Bank (other than a Bank described in clause (i) or (ii) above), (x) with respect to a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 12.04(b) (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), upon the date of such assignment or transfer to such Bank, and (y) with respect to any such Bank, from time to time upon the reasonable written request of the Borrower after the Effective Date, to provide to the Borrower such other forms as may be required in order to establish the entitlement of such Bank to an exemption from withholding with respect to payments under this Agreement and under any Note. Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to the immediately succeeding sentence, the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder (without any obligation to pay the respective Bank additional amounts with respect thereto) for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes and which has not provided to the Borrower such forms required to be provided to the Borrower pursuant to the first sentence of this Section 4.04(b). Notwithstanding anything to the contrary contained in the preceding sentence and except as set forth in Section 12.04(b), the Borrower agrees to indemnify each Bank in the manner set forth in Section 4.04(a) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of Taxes.

            (c) If the Borrower pays an additional amount pursuant to Section
4.04 and a Bank receives any refund of tax or credit against its tax liabilities as a result of such payment by the Borrower, such Bank shall pay to the Borrower an amount that such Bank determines, in its reasonable judgment, is equal to the net tax benefit obtained by such Bank as a result of such payment by the Borrower. Any such payment required pursuant to the immediately preceding sentence shall be accompanied by a schedule that sets forth the Bank's basis for its calculation of such net tax benefit. Whether or not a Bank claims any refund or credit shall be in the sole discretion of each Bank. Nothing in this Section 4.04(c) shall require a Bank to disclose or detail its calculation of the amount of any tax benefit or any other amount to the Borrower or any other Person (including, without limitation, any tax return) other than the provision of the schedule referred to above.

            Section 4.05. Limitations on Sources of Payment. Notwithstanding any other provision of this Agreement or of any other Credit Document, the obligations of the Borrower to make payments of principal and interest on the Loans and the Notes are limited recourse obligations of the Borrower payable solely (a) in the case of the principal of and interest on the Municipal Tranche Loans and the Municipal Tranche Notes, from the Pledged Municipal Recoveries, the Pledged Municipal Premiums, the Pledged Municipal Reserves Account Funds and the other Municipal Collateral and (b) in the case of the principal of and interest on the Structured Tranche Loans and the Structured Tranche Notes, from the Pledged Structured Recoveries, the Pledged Structured Premiums, the Pledged Structured Reserves Account Funds and the other Structured Collateral; and none of the Agents, the Collateral Agent, any Bank or any other Person shall be entitled to procure any money judgment against or to levy or foreclose upon or attach any other assets or properties of the Borrower for payment of such obligations; provided, however, that nothing herein contained shall limit, restrict or impair the Lien created by the Security Agreement or the right of any Bank to exercise any of its rights herein or in any of the other Credit Documents upon the occurrence of an Event of Default or otherwise, or to bring suit and obtain a judgment against the Borrower (recourse thereon being limited as to payment of principal and interest on the Loans and the Notes as provided in this Section 4.05).

            Section 5. Conditions Precedent to Effectiveness.

            This Agreement shall become effective subject to the satisfaction (or waiver by the Banks) of the following conditions:

            Section 5.01. Execution of Agreement; Notes. The Borrower and each Bank shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at its Notice Office and there shall have been delivered to each Bank a Note or Notes executed by the Borrower in the amount, maturity and as otherwise provided herein.

            Section 5.02. No Default; Representations and Warranties. There shall exist no Default or Event of Default and all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Effective Date.

            Section 5.03. Opinions of Counsel. (a) The Administrative Agent shall have received an opinion addressed to it and the Banks and dated the Effective Date (i) from Anne G. Gill, Esq., First Vice President, Secretary and Assistant General Counsel of the Borrower covering the matters set forth in Exhibit D-1, (ii) from Shearman & Sterling, special New York counsel to the Borrower covering the matters set forth in Exhibit D-2, (iii) from DeWitt Ross & Stevens S.C., special Wisconsin counsel to the Borrower covering the matters set forth in Exhibit D-3, and (iv) from Sullivan & Worcester LLP, counsel to the Administrative Agent, in form and substance satisfactory to it.

            (b) Moody's, S&P and the Borrower shall have received an opinion addressed to each of them and dated the Effective Date from counsel to each of the Banks covering the matters set forth in the appropriate form or forms attached hereto as Exhibits E-1, E-2, and E-3.

            Section 5.04. Corporate Documents; Proceedings. (a) The Administrative Agent shall have received a certificate, dated the Effective Date, signed by the President or any Vice President of the Borrower, and attested to by the Secretary or any Assistant Secretary of the Borrower, in the form of Exhibit F with appropriate insertions, together with copies of the Restated Articles of Incorporation certified by the Superintendent of the Department and Restated By-Laws of the Borrower and the resolutions of the Borrower referred to in such certificate.

            (b) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated in this Agreement and the other Credit Documents shall be satisfactory in form and substance to the Administrative Agent, and it shall have received all information and copies of all documents and papers, including records of corporate proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

            Section 5.05. Security Agreement. The Borrower shall have duly authorized, executed and delivered an Amended and Restated Pledge and Security Agreement substantially in the form of Exhibit C (as modified, supplemented or amended from time to time, the "Security Agreement") covering the Collateral, together with executed copies of proper financing statements to be filed under the UCC of each jurisdiction as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement.

            Section 5.06. Covered Portfolio, Etc. The Administrative Agent shall have received a certificate, dated the Effective Date, signed by the President or any Vice President of the Borrower, setting forth in reasonable detail as of September 30, 2000 (i) each Insured Municipal Obligation in the Covered Municipal Portfolio, each Insured Structured Obligation in the Covered Structured Portfolio and each reinsurance agreement or similar arrangement which covers any material amount of such Insured Municipal Obligations or such Insured Structured Obligations, (ii) each default by the issuer of any such Insured Municipal Obligation or Insured Structured Obligation or other obligor with respect thereto which has formed or could form the basis of a claim under an Insurance Contract, (iii) each default by any party to any such reinsurance agreement or similar arrangement, (iv) each claim paid by the Borrower under any Insurance Contract with respect to such Insured Municipal Obligations or Insured Structured Obligations, (v) the Borrower's reasonable estimate as of September 30, 2000 of the Average Annual Debt Service on the Covered Municipal Portfolio and the Net Remaining Par on the

Covered Structured Portfolio, (vi) the Borrower's Cumulative Municipal Losses and Cumulative Structured Losses (stating separately any Permitted Municipal Reserves or Permitted Structured Reserves, as the case may be, included therein) for the period from January 1, 1993 through September 30, 2000, and (vii) the Borrower's reasonable estimate as of September 30, 2000 of Municipal Installment Premiums payable with respect to the Covered Municipal Portfolio and Structured Installment Premiums payable with respect to the Covered Structured Portfolio.

            Section 5.07. Adverse Change, Rating, Etc. (a) Nothing shall have occurred (and no Bank shall have become aware of any facts or conditions not previously known) which such Bank shall reasonably determine has, or could reasonably be expected to have, a material adverse effect on the rights or remedies of such Bank, or on the ability of the Borrower to perform its obligations to such Bank or which has, or could reasonably be expected to have, a materially adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower.

            (b) All necessary governmental (domestic and foreign) and third party approvals in connection with the transactions contemplated by the Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the transactions contemplated by the Credit Documents and otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the making of the Loans.

            (c) On the Effective Date, the Borrower's Rating assigned by Moody's and S&P shall be Aaa and AAA, respectively.

            Section 5.08. Litigation. No litigation by any entity (private or governmental) shall be pending or threatened with respect to this Agreement or any documentation executed in connection herewith or the transactions contemplated hereby, or with respect to any material Indebtedness of the Borrower or which any Bank shall determine could reasonably be expected to have a materially adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower.

            Section 5.09. Fees, Etc. (a) The Borrower shall have paid to the Administrative Agent and to the Banks all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and/or the Banks to the extent then due.

            (b) All of the certificates, legal opinions and other documents and papers referred to in this Section 5, unless otherwise specified, shall have been delivered to the Administrative Agent at its Notice Office.

            Section 6. Conditions Precedent to All Credit Events.

            The Obligation of the Banks to make Loans is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

            Section 6.01. Loss Threshold Incurrence Date. (a) In the case of Municipal Tranche Loans to be made under Section 2.01(a), the Municipal Loss Threshold Incurrence Date shall have occurred at or prior to the time of each such Credit Event.

            (b) In the case of Municipal Tranche Loans to be made under Section 2.01(b), the Municipal Contingent Loss Threshold Incurrence Date shall have occurred at or prior to the time of each such Credit Event.

            (c) In the case of Structured Tranche Loans, the Structured Loss Threshold Incurrence Date shall have occurred at or prior to the time of each such Credit Event.

            Section 6.02. Notice of Borrowing. (a) Prior to the making of each Loan, the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 2.03.

            (b) The acceptance of the proceeds of each Credit Event shall constitute a representation and warranty by the Borrower to each Bank that the Municipal Loss Threshold Incurrence Date, the Municipal Contingent Loss Threshold Incurrence Date or the Structured Loss Threshold Incurrence Date, as the case may be, has occurred.

            Section 7. Representations, Warranties and Agreements.

            In order to induce the Banks to enter into this Agreement, the Borrower makes the following representations, warranties and agreements as of the Effective Date, which shall survive the execution and delivery of this Agreement and the Notes (it being understood and agreed that any representation or warranty which expressly refers by its terms to a specified date shall be required to be true and correct in all material respect only as of such date):

            Section 7.01. Corporate Status. Each of the Borrower and its Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification.

            Section 7.02. Corporate Power and Authority. The Borrower has the corporate power to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Credit Documents. The Borrower has, or in the case of the Notes and the Security Agreement, by the Effective Date will have, duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents constitutes or, in the case of the Notes and the Security Agreement when executed and delivered, will constitute, its legal, valid and binding obligation enforceable in accordance with its terms.

            Section 7.03. No Violation. Neither the execution, delivery or performance by the Borrower of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, nor the use of the proceeds of the Loans (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Agreement) upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Borrower or any of its Subsidiaries.

            Section 7.04. Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document to which the Borrower is a party or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

            Section 7.05. Financial Statements; Financial Condition; Undisclosed Liabilities, Etc. (a) The consolidated balance sheets of the Parent and its Subsidiaries at December 31, 1999 and March 31, 2000, June 30, 2000 and September 30, 2000 and the related consolidated statements, of operations and cash flows of the Parent and its Subsidiaries for the fiscal year or period, as the case may be, ended on such date and heretofore furnished to the Administrative Agent present fairly, subject, in the case of such balance sheets as at March 31, 2000, June 30, 2000 and September 30, 2000 and such statements of operations and cash flows for the three, six and nine months then ended, respectively, to year-end audit adjustments, the consolidated financial condition of the Parent and its Subsidiaries at such dates and the consolidated results of operations of the Parent and its Subsidiaries for the periods ended on such dates. All such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied, subject, in the case of such balance sheets as at March 31, 2000, June 30, 2000 and September 30, 2000 and such statements of operations and cash flows for the three, six and nine months then ended, respectively, to year-end audit adjustments. Since September 30, 2000, there has been no material adverse change in the business, operations, property, assets or condition (financial or otherwise) of the Parent or of the Borrower and its Subsidiaries taken as a whole.

            (b) The Borrower's annual statements and its financial statements as filed with the Department for the years ended December 31, 1998 and December 31, 1999 and its quarterly statements and financial statements as filed with the Department for the periods ended March 31, 2000, June 30, 2000 and September 30, 2000 heretofore furnished to the Administrative Agent present fairly, subject, in the case of such financial statements as at March 31, 2000, June 30, 2000 and September 30, 2000 and for the three, six and nine months then ended, respectively, to year-end audit adjustments, the financial condition of the Borrower as of the respective dates of such statements. Such annual and quarterly statements and financial statements were prepared in accordance with the statutory accounting principles set forth in the Wisconsin Insurance Law, all of the assets described therein were the absolute property of the

Borrower at the dates set forth therein, free and clear of any liens or claims thereon, except as therein stated, and each such annual statement is a full and true statement of all the assets and liabilities and of the condition and affairs of the Borrower as of December 31 of the year covered thereby and of its income and deductions therefrom for the year ended on such date. Since September 30, 2000, there has been no material adverse change in the business, operations, property, assets or condition (financial or otherwise) of the Borrower or the Borrower and its Subsidiaries taken as a whole.

            (c) Except as fully reflected in the financial statements delivered pursuant to Section 7.05(a), Section 7.05(b) or in Schedule II hereto, there were as of the Effective Date no liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to the Borrower or to the Borrower and its Subsidiaries taken as a whole. Except as set forth in Schedule II hereto, as of the Effective Date the Borrower does not know of any basis for the assertion against the Borrower or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully reflected in the financial statements delivered pursuant to Section 7.05(a) and Section 7.05(b) which, either individually or in the aggregate, could reasonably be expected to be material to the Borrower or to the Borrower and its Subsidiaries taken as a whole.

            Section 7.06. Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of the Borrower, threatened (i) with respect to any Credit Document or (ii) that are reasonably likely to materially and adversely affect the business, operations, property, assets or condition (financial or otherwise) of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

            Section 7.07. True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to the Banks (including without limitation all information contained in the Credit Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower in writing to the Banks will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

            Section 7.08. Use of Proceeds; Margin Regulations. All proceeds of each Municipal Tranche Loan shall be used by the Borrower only to establish and/or maintain Permitted Municipal Reserves in the Pledged Municipal Reserves Account and/or to pay or reimburse itself for the payment of Municipal Losses in respect of the Covered Municipal Portfolio; and all proceeds of each Structured Tranche Loan shall be used by the Borrower only to establish and/or maintain Permitted Structured Reserves in the Pledged Structured Reserves Account and/or to pay or reimburse itself for the payment of Structured Losses in respect of the Structured Portfolio. No part of the proceeds of any Loan will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

            Section 7.09. Tax Returns and Payments. Each of the Borrower and its Subsidiaries has filed all tax returns required to be filed by it and has paid all income taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. Each of the Borrower and its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the management of the Borrower) for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

            Section 7.10. Compliance with ERISA. Each Plan is in substantial compliance with applicable provisions of ERISA and the Code; no Reportable Event has occurred with respect to any Plan; no Plan has an accumulated or waived funding deficiency or has applied for an extension of any amortization period within the meaning of Section 412 of the Code or Section 302 of ERISA; neither the Borrower or any ERISA Affiliate has incurred any material liability to or on account of a Plan or a Multiemployer Plan pursuant to Section 409, 502(i), 515, 4201, 4204, 4212, 4062, 4063, 4064 or 4069 of ERISA or Section 401(a)(29), 4971
or 4975 of the Code which has not been satisfied in full or expects to incur any material liability under any of the foregoing sections with respect to any such Plan or Multiemployer Plan; no condition exists which presents a material risk to the Borrower or any ERISA Affiliate of incurring a material liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; neither the Borrower nor any of its ERISA Affiliates is or has ever been a party to, or is or has ever been required to make contributions to, or has terminated any Multiemployer Plan; no Lien imposed under the Code or ERISA on the assets of the Borrower or any of its Subsidiaries or any ERISA Affiliate exists or is likely to arise on account of any Plan or Multiemployer Plan; and the Borrower and its Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA) the obligations with respect to which could reasonably be expected to have a material adverse effect on the ability of the Borrower to perform its obligations under this Agreement.

            Section 7.11. Capitalization. On the Effective Date, the authorized capital stock of the Borrower consists of (i) 40,000,000 shares of common stock, $2.50 par value per share, of which 32,800,000 shares are issued and outstanding and (ii) 285,000 shares of serial preferred stock, $1,000 par value per share, of which no shares are issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and non-assessable. The Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

            Section 7.12. Subsidiaries. On the Effective Date, the corporations listed on Schedule III are the only Subsidiaries of the Borrower. Schedule III correctly sets forth, as of the

Effective Date, the percentage ownership (direct and indirect) of the Borrower in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof.

            Section 7.13. Compliance with Statutes, Etc. Each of the Borrower and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as would not reasonably be expected to have, in the aggregate, a material adverse effect on the business, operations, property, assets or condition (financial or otherwise) of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

            Section 7.14. Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            Section 7.15. Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            Section 7.16. Compliance with Insurance Law. The Borrower is duly licensed to transact business as a surety insurance corporation by the Department and as a financial guaranty insurance corporation by the New York Insurance Department and (a) has all other requisite federal, state and other governmental licenses, authorizations, permits, consents and approvals to conduct its insurance and other business as presently conducted and proposed to be conducted in the States of Wisconsin and New York and each other jurisdiction in which it writes or issues policies of insurance (including without limitation any form of financial guaranty insurance, fidelity and surety insurance or credit insurance), surety bonds, guaranties, contracts of reinsurance or other undertakings similar to the foregoing (collectively, "Insurance Contracts") or in which it conducts business, except for failures, if any, to have such licenses, authorizations, permits, consents and approvals which singly or in the aggregate could not reasonably be expected to have a material adverse effect on the business, assets, operations or financial condition of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or any of the other Credit Documents, (b) has made all filings of each of its forms of Insurance Contracts and of its rates and charges with the Department and all other federal, state and other administrative or governmental bodies required for the use thereof and has obtained all requisite approvals thereof, except for failures, if any, to file or to obtain such approvals which singly or in the aggregate could not reasonably be expected to have a material adverse effect on the business, assets, operations or financial condition of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or any of the other Credit Documents, (c) has duly established and maintains all reserves required under the New York Insurance Law, the Wisconsin Insurance Law and the regulations of the Department thereunder and other applicable federal, state and other laws, rules and regulations, except for failures, if any, to maintain reserves which could not reasonably be expected to have a material adverse effect on the business, assets, operations or financial condition of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or any of the other Credit Documents,

(d) has duly filed all annual statements, financial statements and other information and reports required to have been filed with the Department and each other federal, state and other administrative or governmental body, except for failures, if any, to file which singly or in the aggregate could not reasonably be expected to have a material adverse effect on the business, assets, operations, property or condition (financial or otherwise) of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or any of the Credit Documents, and (e) is in compliance (and has not received any notice from the Department or similar administrative or governmental body or an authorized representative thereof claiming that it is not in compliance) with the Wisconsin Insurance Law and the regulations of the Department thereunder and with all other applicable federal, state and other laws relating to its insurance and other business, except with respect to failures, if any, to comply which singly or in the aggregate could not reasonably be expected to have a material adverse effect on the business, assets, operations, property or condition (financial or otherwise) of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or any of the other Credit Documents.

            Section 7.17. Covered Portfolio. Substantially all of the Insured Municipal Obligations in the Covered Municipal Portfolio and of the Insured Structured Obligations in the Covered Structured Portfolio on the Effective Date were insured by the Borrower under Insurance Contracts in the form or forms heretofore supplied to the Administrative Agent in accordance with the Borrower's underwriting criteria. The Borrower has no reason to believe that its rights included among the Collateral are not valid and binding against the obligors thereunder in accordance with their respective terms, except insofar as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies, except for such Collateral which, in the aggregate, could not reasonably be expected to have a material adverse effect on the right and ability of the Collateral Agent, in accordance with the Security Agreement, to realize upon the Collateral as a whole. Schedule IV attached hereto sets forth a listing, as of September 30, 2000, of the reinsurer and the related amounts (both ceded par inforce and ceded principal and interest inforce) of reinsured Insured Municipal Structured Obligations and Insured Structured Obligations as of such date.

            Section 8. Affirmative Covenants.

            The Borrower covenants and agrees that on and after the Effective Date and until the Commitments have terminated and the Loans and the Notes, together with interest, Fees and all other obligations incurred hereunder and thereunder, are paid in full:

            Section 8.01. Information Covenants. The Borrower will furnish to the Administrative Agent and, upon the request of any Bank addressed to the chief financial officer or treasurer of the Borrower, to such Bank:

            (a) Quarterly Parent Financial Statements. Within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Parent, the consolidated balance sheets of the Parent and its consolidated Subsidiaries as at the end of such quarterly period and the related consolidated statements of operations and cash flows for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer or treasurer of the Parent, subject to year-end audit adjustments.

            (b) Annual Parent Financial Statements. Within 120 days after the close of each fiscal year of the Parent, the consolidated balance sheets of the Parent and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of operations, stockholders' equity and of cash flow for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year and certified, in the case of the consolidated financial statements, by independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent.

            (c) Quarterly and Annual Borrower Financial Statements. Promptly, and in any event within five Business Days after the filing thereof, a copy of the annual statement for each calendar year and quarterly statements for each calendar quarter as filed with the Department or other then comparable agency of other applicable jurisdictions and the financial statements of the Borrower for such calendar year or quarter prepared in accordance with statutory accounting practices, accompanied by any and all letters, reports and/or certifications prepared by public accountants required to be filed with the Department or such other comparable agency, certified by the chief financial officer or treasurer of the Borrower as presenting fairly in accordance with statutory accounting principles applied (except as specifically set forth therein) on a basis consistent with prior periods, the information contained therein.

            (d) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 8.01(a), (b) and (c), a certificate of the chief financial officer or treasurer of the Borrower
      (i) listing the Insured Municipal Obligations in the Covered Municipal Portfolio (and if the Municipal Loss Threshold Incurrence Date has occurred identifying the Insurance Contracts with respect thereto) and calculating in reasonable detail as of the date of such financial statements (A) the Average Annual Debt Service on the Covered Municipal Portfolio, (B) if such date is prior to the Municipal Loss Threshold Incurrence Date, the Borrower's Cumulative Municipal Losses (stating separately any Permitted Municipal Reserves included therein) for the current Commitment Period, and (C) if such date is on or after the occurrence of the Municipal Loss Threshold Incurrence Date, (1) the date of the occurrence thereof, (2) evidence of the occurrence thereof, (3) the amount of Permitted Municipal Reserves as of the date of such financial statements, and (4) the aggregate amount of Pledged Municipal Recoveries received by or for the account of the Borrower during the current Commitment Period on or prior to the date of such financial statements,
      (ii) listing the Insured Structured Obligations in the Covered Structured Portfolio (and if the Structured Loss Threshold Incurrence Date has occurred identifying the Insurance Contracts with respect thereto) and calculating in reasonable detail as of the date of such financial statements (A) the Net Remaining Par on the Covered Structured Portfolio,
      (B) if such date is prior to the Structured Loss Threshold Incurrence Date, the Borrower's Cumulative Structured Losses (stating separately any Permitted Structured Reserves included therein) for the current Commitment Period, and (C) if such date is on or after the occurrence of the Structured Loss Threshold Incurrence Date, (1) the date of the occurrence thereof,

      (2) evidence of the occurrence thereof, (3) the amount of Permitted Structured Reserves as of the date of such financial statements, and (4) the aggregate amount of Pledged Structured Recoveries received by or for the account of the Borrower during the current Commitment Period on or prior to the date of such financial statements, (iii) certifying information with respect to reinsured Insured Municipal Obligations and Insured Structured Obligations as of the date of such financial statements, in a format comparable to Schedule IV attached hereto, (iv) to the effect that, to the best of his knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, and (v) listing the Losses occurring in the applicable period.

            (e) Notice of Default or Litigation. Promptly, and in any event within three Business Days, after an Authorized Officer obtains knowledge thereof, written notice of (i) the occurrence of any event which constitutes a Default or Event of Default, (ii) any litigation or governmental proceeding (including, without limitation, any investigation by or before the Department) pending (x) against the Borrower or any of its Subsidiaries which could reasonably be expected to have a materially adverse effect upon the business, operations, property, assets or condition (financial or otherwise) of the Borrower or any of its Subsidiaries or (y) with respect to any Credit Document, (iii) any other event which could reasonably be expected to have a materially adverse effect upon the business, operations, property, assets or condition (financial or otherwise) of the Borrower or any of its Subsidiaries, (iv) any rating report received by the Borrower published by Moody's, S&P or, if either Moody's or S&P no longer rates the claims-paying ability of the Borrower, any other nationally recognized rating agency which, with the consent of the Borrower, rates the creditworthiness of obligations insured by the Borrower, (v) to the extent that Cumulative Municipal Losses during the Commitment Period exceed $25,000,000, each Municipal Loss, including without limitation, identification of the Insured Municipal Obligation with respect to which such Municipal Loss occurred, (vi) to the extent that Cumulative Structured Losses during the Commitment Period exceed $25,000,000, each Structured Loss, including, without limitation, identification of the Insured Structured Obligation with respect to which such Structured Loss occurred, (vii) each default by the issuer of any Insured Municipal Obligation in the Covered Municipal Portfolio or any Insured Structured Obligation in the Covered Structured Portfolio or other obligor with respect thereto which could form the basis of a claim under an Insurance Contract and (viii) each default by any party to a reinsurance agreement or similar arrangement with the Borrower which covers any material amount of Insured Municipal Obligations in the Covered Municipal Portfolio or Insured Structured Obligations in the Covered Structured Portfolio; and, to the extent Cumulative Municipal Losses or Cumulative Structured Losses during the Commitment Period are equal to or less than $25,000,000, within 60 days after the close of each of the first three accounting periods in each fiscal year of the Parent and within 120 days after the close of the fiscal year of the Parent, as appropriate, written notice of each Municipal Loss or Structured Loss, as the case may be, which occurred during such accounting period or fiscal year, as appropriate, including, without limitation, identification of the Insured Municipal Obligation or Insured Structured Obligation, as the case may be, with respect to which such Loss occurred.

            (f) Other Reports and Filings. Promptly, copies of all financial information, proxy materials and other information and reports, if any, which the Parent and/or Borrower shall file with the Securities and Exchange Commission or any governmental agencies substituted therefor (the "SEC").

            (g) Other Information. From time to time, such other information or documents (financial or otherwise) as any Bank may reasonably request, including, without limitation, information with respect to, and copies of, any relevant reinsurance agreement.

            Section 8.02. Books, Records and Inspections. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted and/or statutory accounting principles, as applicable, and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent to visit and inspect, under guidance of officers of the Borrower or such Subsidiary, any of the properties of the Borrower or such Subsidiary, and to examine the books of record and account of the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the Borrower or such Subsidiary with, and be advised as to the same by, its and their officers, all at such reasonable times and intervals and to such reasonable extent as any Bank may request.

            Section 8.03. Maintenance of Property, Insurance. The Borrower will, and will cause each of its Subsidiaries to, (i) keep all property useful and necessary in its business in good working order and condition, (ii) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice and (iii) furnish to the Administrative Agent, upon its reasonable request, full information as to the insurance carried.

            Section 8.04. Corporate Franchises. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this Section 8.04 shall prevent the withdrawal, lapse or termination by the Borrower or any of its Subsidiaries of any right, franchise, license or patent or its qualification as a foreign corporation in any jurisdiction or shall prevent the Borrower or any of its Subsidiaries from taking any other action where such withdrawal, lapse, termination or action could not reasonably be expected to have a material adverse effect on the business, operations, property, assets or condition (financial or otherwise) of the Borrower or the Borrower and its Subsidiaries taken as a whole.

            Section 8.05. Compliance with Statutes, Etc. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not reasonably be expected to have, in the aggregate, a material adverse effect on the business, operations, property, assets or condition (financial or otherwise) of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

            Section 8.06. ERISA. Promptly after an Authorized Officer of the Borrower has received notice or otherwise has knowledge thereof, the Borrower shall deliver to the Administrative Agent a written notice describing in reasonable detail the occurrence of any of the following: that a Reportable Event has occurred; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that a Plan has an Unfunded Current Liability giving rise to a Lien under ERISA; or that the Borrower or any ERISA Affiliates will or may incur any material liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan or Multiemployer Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA. Upon written request of the
Administrative Agent, the Borrower will deliver to each of the Banks a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service.

            Section 8.07. Performance of Obligations. The Borrower will, and will cause each of its Subsidiaries to, perform all its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as could not reasonably be expected to have in the aggregate a material adverse effect on the business, operations, property, assets or condition (financial or otherwise) of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

            Section 8.08. Use of Proceeds. The Borrower will use the proceeds of the Municipal Tranche Loans only to pay or reimburse itself for the payment of Municipal Losses (including establishing and/or maintaining Permitted Municipal Reserves in the Pledged Municipal Reserves Account) in respect of the Covered Municipal Portfolio and the proceeds of the Structured Tranche Loans only to pay or reimburse itself for the payment of Structured Losses (including establishing and/or maintaining Permitted Structured Reserves in the Permitted Structured Reserves Account) in respect of the Covered Structured Portfolio.

            Section 8.09. Conduct of Business. The Borrower will and will cause each of its Subsidiaries to continue to engage in business of the same general type as conducted by it on the Effective Date.

            Section 8.10. Underwriting Criteria. The Borrower shall maintain its criteria for underwriting Insurance Contracts substantially as heretofore in effect.

            Section 8.11. Collection of Pledged Recoveries and Pledged Premiums. The Borrower shall at all times use its commercially reasonable efforts to collect and otherwise realize upon all Pledged Municipal Recoveries, Pledged Structured Recoveries, Pledged Municipal Premiums and Pledged Structured Premiums in compliance with applicable law and in a commercially reasonable manner.

            Section 8.12. Pledged Reserve Release Notice. The Borrower hereby acknowledges and agrees that (a) if, at any time, it shall cease to maintain all or any portion of Permitted Municipal Reserves in respect of which Pledged Municipal Reserves Account Funds have been deposited in the Pledged Municipal Reserves Account, the Borrower as promptly as possible (and in any event within three Business Days) after it shall cease to maintain such Permitted Municipal Reserves shall give written notice thereof (each such notice, a "Pledged Municipal Reserves Release Notice") to the Administrative Agent and the Collateral Agent which notice shall provide the amount of such Pledged Municipal Reserves Account Funds that have been released and (b) if, at any time, it shall cease to maintain all or any portion of Permitted Structured Reserves in respect of which Pledged Structured Reserves Account Funds have been deposited in the Pledged Structured Reserves Account, the Borrower as promptly as possible (and in any event within three Business Days) after it shall cease to maintain such Permitted Structured Reserves shall give written notice thereof (each such notice, a "Pledged Structured Reserves Release Notice") to the Administrative Agent and the Collateral Agent which notice shall provide the amount of such Pledged Structured Reserves Account Funds that have been released.

            Section 8.13. Registry. The Borrower hereby covenants that it shall maintain a register on which it will record the Commitment from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. Upon the request of the Borrower, the Administrative Agent hereby agrees to use its reasonable efforts to provide to the Borrower such information not otherwise available to the Borrower, as the Borrower shall reasonably request from time to time in order to enable it to fulfill its obligations pursuant to this Section 8.13. Without limiting the Borrower's obligations hereunder, the Borrower shall indemnify any Bank described in Section 4.04(b)(iii) for losses related to the withholding of taxes, including any interest and penalties thereon arising as a result of the Borrower's failure to comply with this Section 8.13.

            Section 9. Negative Covenants.

            The Borrower covenants and agrees that on and after the Effective Date and until the Commitments have terminated and the Loans and the Notes, together with interest, Fees and all other obligations incurred hereunder and thereunder, are paid in full:

            Section 9.01. Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any Pledged Municipal Recoveries, Pledged Structured Recoveries, Pledged Municipal Premiums, Pledged Structured Premiums, Pledged Municipal Reserves Account Funds, Pledged Structured Reserves Account Funds or other Collateral, provided that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

            (a) the Liens in favor of the Secured Parties under the Security Agreement or otherwise permitted thereunder;

            (b) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

            (c) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, which relate to Indebtedness which has not been paid when due and payable in accordance with its terms and which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien; and

            (d) Liens in respect of statutory preference or priorities granted to certain claims under the Insurers Rehabilitation and Liquidation Act, Chapter 645, Wisconsin Statutes.

            Section 9.02. Consolidation, Merger, Sale of Assets, Etc. The Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any substantial part of its property or assets, or purchase or otherwise acquire (in one or a series of related transactions) all or substantially all of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person, or permit any of its Subsidiaries so to do any of the foregoing, except that:

            (a) each of the Borrower and its Subsidiaries may in the ordinary course of business sell or lease assets;

            (b) any Subsidiary may wind up its affairs or liquidate or dissolve into, and may consolidate or merge with or into, the Borrower or any other Subsidiary of the Borrower;

            (c) the assets or stock of any Subsidiary of the Borrower may be purchased or otherwise acquired by the Borrower or any other Subsidiary of the Borrower;

            (d) the Borrower or any of its Subsidiaries may purchase or otherwise acquire all or substantially all of the properties or assets of any Person (other than the Borrower) or acquire such Person by merger so long as (w) no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto, (x) the consolidated net worth (determined in accordance with U.S. generally accepted accounting principles) of the Borrower and its Subsidiaries taken as a whole immediately after giving effect to such purchase, acquisition or merger is at least equal to its consolidated net worth immediately prior to such purchase, acquisition or merger and (y) such purchase, acquisition or merger shall not result in any downgrading of the Borrower's Rating assigned by Moody's or S&P from that in effect immediately prior to such purchase, acquisition or merger and (z) the Borrower shall deliver to the Administrative Agent a certificate of the chief financial officer or treasurer of the Borrower stating that such purchase, merger or acquisition complied with the conditions contained in this clause (d); and

            (e) the Borrower and any of its Subsidiaries may convey, sell or otherwise dispose of any of their respective properties or assets so long as, immediately prior to the time of such disposition, the value of such properties or assets being disposed of does not exceed 10% of the aggregate value of the assets of the Borrower and its Subsidiaries as such assets are carried on the consolidated balance sheet of the Borrower and its Subsidiaries at such time.

            Section 9.03. Settlement Notes. (a) The Borrower will not issue any Municipal Tranche Settlement Note at any time (i) in an aggregate principal amount in excess of Cumulative Municipal Losses incurred after the occurrence of the Municipal Loss Threshold Incurrence Date less the aggregate principal amount of all Municipal Tranche Settlement Notes previously issued and of all Municipal Tranche Loans previously made and (ii) unless all of the Municipal Tranche Banks and Part C Banks have consented to the material terms of the Master Agreement under which such Municipal Tranche Settlement Note is to be issued, such consent not to be unreasonably withheld.

            (b) The Borrower will not issue any Structured Tranche Settlement Note at any time (i) in an aggregate principal amount in excess of Cumulative Structured Losses incurred after the occurrence of the Structured Loss Threshold Incurrence Date less the aggregate principal amount of all Structured Tranche Settlement Notes previously issued and of all Structured Tranche Loans previously made and (ii) unless all of the Structured Tranche Banks and Part E Banks have consented to the material terms of the Master Agreement under which such Structured Tranche Settlement Note is to be issued, such consent not to be unreasonably withheld.

            Section 10. Events of Default.

            Upon the occurrence of any of the following specified events (each an "Event of Default"):

            Section 10.01. Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for two or more Business Days, in the payment when due of any interest on any Loan or any Note or any Fees or any other amounts owing hereunder or under any Note; or

            Section 10.02. Representations, Etc. Any representation, warranty or statement made by or on behalf of the Borrower herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

            Section 10.03. Covenants. The Borrower or any of its Subsidiaries shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 8.01(e), 8.08, 8.09, 8.10, 8.11, 8.12 or 9 hereof and such default shall continue unremedied for a period of 15 Business Days after written notice to the Borrower by the Administrative Agent or Bank, or (ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Sections 10.01 and 10.02 and clause (i) of this Section 10.03) contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Administrative Agent or any Bank; or

            Section 10.04. Default Under Other Agreements. The Borrower or any of its Subsidiaries shall (i) default in any payment of any Indebtedness (other than the Notes) with an outstanding principal balance in excess of $15,000,000 beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness beyond the grace period as provided therein (other than the Notes) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of any such default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness to become due prior to its stated maturity; or any Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

            Section 10.05. Bankruptcy, Etc. The Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its Subsidiaries, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries, or the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries, or there is commenced against the Borrower or any of its Subsidiaries any such proceeding which remains undismissed or unstayed for a period of 60 days, or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

            Section 10.06. ERISA. (a) Any Plan shall fail to maintain the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, or the Borrower or any of its ERISA Affiliates has incurred or is likely to incur a liability to or on account of a Plan or Multiemployer Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA, or the Borrower or any Subsidiary has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) which provide benefits to retired employees (other than as required by Section 601 of ERISA), involving in the aggregate for the Borrower and its Subsidiaries a liability of $10,000,000 or more at any time; (b) there shall result from any such event or events the imposition of a Lien upon the assets of the Borrower or any of its Subsidiaries, the granting of a security interest, or a liability or a material risk of incurring a liability, and (c) which Lien, security interest or liability, in the opinion of the Banks, will have a material adverse effect upon the business, operations, property, assets or condition (financial or otherwise) of the Borrower or of the Borrower and its Subsidiaries taken as a whole; or

            Section 10.07. Security Agreement. (i) The Security Agreement or any provision thereof shall cease to be in full force and effect, or shall cease in any material respect to give the Collateral Agent for the benefit of the Secured Parties, the Liens, rights, powers and privileges purported to be created thereby, or (ii) the Borrower shall otherwise default in any material respect in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Security Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Administrative Agent or, in the event there is no Administrative Agent, any Bank; or

            Section 10.08. Judgments. One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate for the Borrower and its Subsidiaries a liability (not paid or fully covered by insurance) of $15,000,000 or more at any one time, and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days after the entry thereof; or

            Section 10.09. Change of Control. A Change of Control shall occur;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent may or shall upon direction from the Majority Banks, by written notice to the Borrower, take the following actions to the extent permitted below (provided, that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice to the Borrower as specified below shall occur automatically without the giving of any such notice): if any Event of Default has occurred and is continuing, the Administrative Agent may declare the principal of and any accrued interest in respect of all Loans and the Notes and all obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

            Section 11. The Agents.

            Section 11.01. Appointment. The Banks hereby designate The Bank of New York, as Administrative Agent (for purposes of this Section 11, the term "Agent" shall also include The Bank of New York, in its capacity as Collateral Agent pursuant to the Security Documents), and each of Bank of America, N.A. and Deutsche Bank AG, New York Branch, as a Syndication Agent, to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, each Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Each Agent may perform any of its duties hereunder by or through its officers, directors, agents or employees.

            Section 11.02. Nature of Duties. No Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and the Security Agreement. Neither any Agent nor any of its officers, directors, agents or employees shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of each Agent shall be mechanical and administrative in nature; no Agent shall have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Note or any other Secured Party; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

            Section 11.03. Lack of Reliance on Any Agent. Independently and without reliance upon any Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and, except as expressly provided in this Agreement, no Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Bank or any other Secured Party with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. No Agent shall be responsible to any Bank or the holder of any Note or any other Secured Party for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrower or the existence or possible existence of any Default or Event of Default.

            Section 11.04. Certain Rights of Each Agent. If any Agent shall request instructions from the Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Majority Banks; and such Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Note shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Majority Banks.

            Section 11.05. Reliance. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that such Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by such Agent.

            Section 11.06. Indemnification. To the extent any Agent is not reimbursed and indemnified by the Borrower, each Bank will reimburse and indemnify such Agent for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Agent in performing its duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct.

            Section 11.07. Each Agent in Its Individual Capacity. With respect to its obligation to make Loans under this Agreement, each Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it was not performing the duties specified herein; and the term "Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Each Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrower or any Affiliate of the Borrower as if they were not performing the duties specified herein, and may accept fees and other consideration from the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

            Section 11.08. Resignation by an Agent. (a) Any Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Banks. In the case of the resignation by any Agent, such resignation shall take effect upon the appointment of a successor Agent pursuant to clause (b) or (c) below or as otherwise provided below.

            (b) Upon any such notice of resignation by any Agent, the Banks shall appoint a successor Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower (it being understood and agreed that any Bank is deemed to be acceptable to the Borrower).

            (c) If a successor Agent shall not have been so appointed within such 15 Business Day period, the retiring Agent, with the consent of the Borrower, shall then appoint a successor Agent who shall serve as Agent hereunder or thereunder until such time, if any, as the Banks appoint a successor Agent as provided above.

            (d) If no successor Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the retiring

Agent, the retiring Agent may appoint any other Bank which agrees to such appointment to act as successor Agent and if no Bank so agrees by the 30th Business Day after the date such notice was given by the retiring Agent, the retiring Agent's resignation shall become effective on such 30th Business Day and the Banks shall thereafter perform all the duties of the retiring Agent hereunder and/or under any other Credit Document until such time, if any, as the Banks appoint a successor Agent as provided above.

            Section 12. Miscellaneous.

            Section 12.01. Payment of Expenses, Etc. The Borrower shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses (x) of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of Sullivan & Worcester LLP, counsel for the Administrative Agent) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto and (y) of the Agents and the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and the Banks); (ii) pay and hold each Bank harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save such Bank harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) except as otherwise provided in Section 4.05, indemnify each Bank, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, and reasonable costs, expenses and disbursements incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not such Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such liabilities, obligations, losses, etc., to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

            Section 12.02. Right of Setoff. Except as otherwise provided in
Section 4.05, in addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights and to the extent permitted by applicable law, upon the occurrence of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special), and any other Indebtedness at any time held or owing by such Bank (including without limitation by branches and agencies of such Bank wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower to such Bank under this Agreement or under any of the other Credit Documents, and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not the Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured, provided however that (i) except to the extent provided in the next succeeding clause (ii), no Bank is authorized hereunder to take any of the foregoing actions, nor shall any Bank exercise any other right of setoff or bankers' lien or any other right now or hereafter granted under applicable law with respect to the Pledged Municipal Reserves Account or any portion of the Pledged Municipal Reserves Account Funds or any Collateral contained in the Pledged Municipal Reserves Account or the Pledged Structured Reserves Account or any portion of the Pledged Structured Reserves Account Funds or any Collateral contained in the Pledged Structured Reserves Account (each of the Agents, the Collateral Agent and each Bank hereby waiving, to the extent permitted by applicable law, any such right) and (ii) from and after receipt by the Administrative Agent or the Collateral Agent of any Pledged Municipal Reserves Release Notice or Pledged Structured Reserves Release Notice, the Administrative Agent, the Collateral Agent or any Bank is authorized to and may exercise, to the extent permitted by applicable law, any of such foregoing actions or such rights only with respect to the amount of Pledged Municipal Reserves Account Funds or Pledged Structured Reserves Account Funds, respectively, described in such Pledged Municipal Reserves Release Notice or Pledged Structured Reserves Release Notice and the other Municipal Collateral or Structured Collateral, as the case may be, contained in the Pledged Municipal Reserves Account or the Pledged Structured Reserves Account, respectively, in an amount equal to the interest and other earnings on such Pledged Municipal Reserves Account Funds or Pledged Structured Reserves Account Funds, respectively.

            Section 12.03. Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to the Borrower, any Bank or any Agent, at its address listed opposite its name on the signature page hereto; or, as to any Bank or any Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agents. All such notices and communications shall not be effective until received by the Agents or the Borrower.

            Section 12.04. Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks, and provided further that, no Bank may transfer or assign its rights or obligations hereunder or under any of the other Credit Documents, except as provided in this Section 12.04; provided further that neither any Municipal Tranche Bank or Part C Bank nor any Structured Tranche Bank or Part E Bank shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any of the other Credit Documents
(x) except to the extent such amendment or waiver (i) extends the final maturity of any Municipal Tranche Loan or Note or any Structured Tranche Loan or Note, respectively, other than in accordance with Section 3.04, or reduces the rate or extends the time of payment of interest or Fees thereon, or reduces the principal amount thereof, or increases the Municipal Tranche Commitment or Municipal Tranche Contingent Commitment or the Structured Tranche Commitment or

Structured Tranche Contingent Commitment, respectively, of such Bank over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of any Commitment of any Bank), (ii) releases any material portion of the Municipal Collateral or Structured Collateral, respectively, under the Security Agreement except as shall be otherwise provided in any Credit Document, (iii) consents to the assignment or transfer by the Borrower of any of its rights and obligations under any Credit Document, (iv) amends the definition of Municipal Loss Threshold Incurrence Date or Structured Loss Threshold Incurrence Date, respectively, or, in the case of such Part C Bank, the definition of Municipal Contingent Loss Threshold Incurrence Date, other than in each case to increase the dollar amount or the percentage specified therein, (v) reduces the percentage specified in the definition of Majority Municipal Tranche Participants or Majority Structured Tranche Participants, respectively, or (vi) amends, modifies or waives any provision of this Section 12.04 or (y) except to the extent that a Municipal Tranche Bank or Part C Bank or a Structured Tranche Bank or Part E Bank may permit its Majority Municipal Tranche Participants or Majority Structured Tranche Participants, respectively, to approve any material written amendment, modification, waiver or release of any other provision of this Agreement or any other Credit Document which would, if effected, materially adversely affect the interests of the participants in its Municipal Tranche Commitment or Municipal Tranche Contingent Commitment and its Municipal Tranche Loans or in its Structured Tranche Commitment or Structured Tranche Contingent Commitment and its Structured Tranche Loans, respectively. "Majority Municipal Tranche Participants" and "Majority Structured Tranche Participants" for purposes of this Section 12.04 shall each mean, with respect to each Municipal Tranche Bank or Part C Bank or each Structured Tranche Bank or Part E Bank, respectively, at any time participants of such Municipal Tranche Bank or Part C Bank or of such Structured Tranche Bank or Part E Bank, respectively, participating in at least 51% of the aggregate principal amount of Municipal Tranche Loans or Structured Tranche Loans made by such Municipal Tranche Bank or Part C Bank or by such Structured Tranche Bank or Part E Bank, respectively, and outstanding at such time, or if no such Municipal Tranche Loans or Structured Tranche Loans, respectively, are outstanding at such time, participants of such Municipal Tranche Bank or Part C Bank or of such Structured Tranche Bank or Part E Bank, respectively, participating in at least 51% of the Municipal Tranche Commitment or Municipal Tranche Contingent Commitment or of the Structured Tranche Commitment or Structured Tranche Contingent Commitment, respectively, of such Municipal Tranche Bank or Part C Bank or of such Structured Tranche Bank or Part E Bank, respectively, at such time. In the case of any such participation, the participant shall not constitute a "Bank" hereunder and shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against any Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation, except that the participant shall be entitled to the benefits of Section 2.07 or 4.04 of this Agreement to the extent that such Bank would be entitled to such benefits if the participation had not been transferred, granted or assigned.

            (b) Notwithstanding the foregoing, any Municipal Tranche Bank or Structured Tranche Bank may assign all or a portion of its Municipal Tranche Commitment or Structured Tranche Commitment, respectively, and any Part C Bank or Part E Bank may assign all or a portion of its Municipal Tranche Contingent Commitment or Structured Tranche Contingent

Commitment, respectively, and related outstanding rights and Obligations hereunder to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Municipal Tranche Bank or Structured Tranche Bank, respectively, and/or, if applicable, a Part C Bank or a Part E Bank, respectively, by execution of an Assignment and Assumption Agreement and delivery of such Assignment and Assumption Agreement to the Borrower and the Administrative Agent, together with a processing and recordation fee of $3,500, provided that (i) a new Municipal Tranche Note or Structured Tranche Note, respectively, will be issued to such new Municipal Tranche Bank or Part C Bank or such new Structured Tranche Bank or Part E Bank, respectively, in the stated amount of its assumed Municipal Tranche Commitment and/or Municipal Tranche Contingent Commitment or of its assumed Structured Tranche Commitment and/or Structured Tranche Contingent Commitment, respectively, and to the assigning Bank in the stated amount of the Commitment and/or Contingent Commitment, if any, retained by it upon the request of such new Bank or assigning Bank and the surrender of the Note previously issued to the assigning Bank (or the execution and delivery to the Borrower of an indemnity satisfactory to the Borrower), such new Notes to be in conformity with the requirements of Section 2.05 to the extent needed to reflect the revised Commitments and, if applicable, Contingent Commitments, (ii) unless such assignment is to an Affiliate of such assigning Bank, and so long as no Default or Event of Default exists at the time of such assignment, the Borrower shall have consented to such assignment, (iii) at the time of such assignment, the new Bank or (except to the extent the new Bank is an Affiliate of the assigning Bank) its parent shall have an unsecured senior debt rating (or shadow rating as reflected in a letter) by each of Moody's and S&P no lower than the unsecured senior debt rating (or shadow rating as reflected in a letter) by each of Moody's and S&P of the assigning Bank or its parent, (iv) in the case of any assignment of all or a portion of a Part C Bank's or Part E Bank's Contingent Commitment, the new Part C Bank or Part E Bank or its parent shall have, at the time of such assignment, an unsecured senior debt rating (or shadow rating as reflected in a letter) by each of Moody's and S&P of Aaa and AAA, respectively, (v) such assignment shall not result in a downgrading of the Borrower's Rating by Moody's or S&P from that in effect immediately prior to such assignment, (vi) the assigning Bank shall provide notice of any such assignment to the Administrative Agent and the Borrower and the Borrower shall provide notice of same to Moody's and S&P and
(vii) the new Bank shall deliver a legal opinion or legal opinions addressed to each of the Borrower, Moody's and S&P dated the effective date of the applicable assignment in the appropriate form or forms attached hereto as Exhibits E-1, E-2 or E-3. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitment and/or Contingent Commitment. At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall, to the extent legally entitled to do so, provide to the Borrower in the case of a Bank described in clause (ii) or (iv) of
Section 4.04(b), the forms described in such clause (ii) or (iv), as the case may be. To the extent that an assignment of all or any portion of a Bank's Commitment and/or Contingent Commitment and related outstanding Obligations pursuant to this Section 12.04(b) would at the time of such assignment, result in increased costs under Section 2.07 or 4.04 from those being charged by the respective assigning Bank prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes in applicable law, or government rules, regulations, orders or requests after the date of the respective assignment).

            (c) Upon the execution and delivery of an Assignment and Assumption Agreement in accordance with, and subject to the restrictions of, Section 12.04(b), the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder and under the other Credit Documents have been assigned to it pursuant to such Assignment and Assumption Agreement, have the rights and obligations of a "Bank" hereunder and thereunder.

            (d) Any Bank claiming any amounts payable pursuant to Section 4.04 shall use reasonable efforts (consistent with legal and regulatory restrictions and subject to overall policy considerations of such Bank) to designate another lending office for its Commitment or Commitments, Contingent Commitment or Contingent Commitments or Loans or take such other action to minimize such amounts, as may be reasonably requested by the Borrower, provided that such designation is made or such other action is taken on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage.

            (e) Nothing in this Agreement shall prevent or prohibit any Bank from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

            (f) Each Bank shall promptly notify the Borrower of any change in the location of its applicable lending office. In the event any Bank changes its applicable lending office, such change shall be treated as an assignment to a new Bank for purposes of Section 4.04(b) and so much of Section 12.04(b) as relates to Section 4.04.

            Section 12.05. No Waiver; Remedies Cumulative. No failure or delay on the part of any Bank or the holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower and any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. Except as otherwise expressly provided herein or in any other Credit Document, the rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Bank would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

            Section 12.06. Calculations; Computations. (a) The financial statements to be furnished to the Banks pursuant to Section 8.01(a) and (b) shall be made and prepared in accordance with generally accepted accounting principles in the United States and the financial statements to be furnished to the Banks pursuant to Section 8.01(c) shall be made and prepared in accordance with statutory accounting principles, in each case consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Banks).

            (b) All computations of interest, Commitment Fees and Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Fees or Fees are payable.

            Section 12.07. Governing Law; Submission to Jurisdiction; Venue. (a) This Agreement and the other Credit Documents and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the law of the State of New York. Any legal action or proceeding against the Borrower with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Except as otherwise provided in Section 4.05, nothing herein shall affect the right of any Agent or any Bank under this Agreement to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

            (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

            Section 12.08. Obligation to Make Payments in Dollars. Subject to the provisions of Section 4.05, the obligation of the Borrower to make payment in Dollars of the principal of and interest on the Notes and any other amounts due hereunder or under any other Credit Document to the Payment Office of the Administrative Agent as provided in Section 4.03 shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any currency other than Dollars, except to the extent such tender or recovery shall result in the actual receipt by the Administrative Agent at its Payment Office of the full amount of Dollars expressed to be payable in respect of the principal of and interest on the Notes and all other amounts due hereunder or under any other Credit Document. Subject to the provisions of Section 4.05, the obligation of the Borrower to make payments in Dollars as aforesaid shall be enforceable as an alternative or additional cause of action for the purpose of recovery in Dollars of the amount, if any, by which such actual receipt shall fall short of the full amount of Dollars expressed to be payable in respect of the principal of and interest on the Notes and any other amounts due under any other Credit Document, and shall not be affected by judgment being obtained for any other sums due under this Agreement or under any other Credit Document.

            Section 12.09. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

            Section 12.10. Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which the Borrower and the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at its Notice Office and the conditions set forth in (a) Section 5 (other than Section 5.03(b)) shall have been satisfied or waived by the Banks, as evidenced by a written notice by the Administrative Agent to the Borrower confirming that such conditions have been satisfied and (b) Section 5.03(b) shall have been satisfied or waived by the Borrower.

            Section 12.11. Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            Section 12.12. Amendment or Waiver. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Majority Banks and the Agent; provided, however, that no such change, waiver, discharge or termination shall, without the consent of each Municipal Tranche Bank and Part C Bank or of each Structured Tranche Bank and Part E Bank (other than any Municipal Tranche Bank, Part C Bank, Structured Tranche Bank or Part E Bank, as the case may be, that is, at the time of the proposed extension, release, amendment, reduction or consent, a Defaulting Bank)
(i) extend the final maturity of any Municipal Tranche Loan or Note or any Structured Tranche Loan or Note, respectively, other than in accordance with
Section 3.04 or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof, or increase the Municipal Tranche Commitment or Municipal Tranche Contingent Commitment or the Structured Tranche Commitment or Structured Tranche Contingent Commitment, as the case may be, of such Bank over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of any Commitment or Contingent Commitment of any Bank), (ii) release any material portion of the Municipal Collateral or Structured Collateral, respectively, under any Security Document except as shall be otherwise provided in any Credit Document, (iii) amend, modify or waive any provision of this Section 12.12, (iv) reduce the percentage specified in the definition of Majority Banks, (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under any Credit Document, (vi) amend the definition of Municipal Loss Threshold Incurrence Date or Structured Loss Threshold Incurrence Date, respectively, or, in the case of such Part C Bank, the definition of Municipal Contingent Loss Threshold Incurrence Date, other than in each case increase the dollar amount or the percentage specified therein or (vii) amend, modify or waive any provision of Section 9.03(a) or
Section 9.03(b), respectively.

            Section 12.13. Survival. All indemnities set forth herein including, without limitation, in Sections 2.07, 4.04 and 12.01 shall survive the execution and delivery of this Agreement and the Notes and the making and repayment of the Loans.

            Section 12.14. Exclusions from Covered Portfolio. In the event that any Bank (or any participant to whom such Bank has transferred, granted or assigned any participation in its rights and obligations hereunder and under the other Credit Documents) is, or upon the occurrence of any contingency would be, obligated under the terms of a line of credit, standby bond purchase agreement, letter of credit, liquidity agreement or similar agreement or arrangement to purchase any Insured Municipal Obligation or Insured Structured Obligation listed in a certificate delivered by the Borrower to the Administrative Agent pursuant to Section 5.06 or 8.01(d), such Bank (or such participant) shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Borrower, that such Bank (or such participant) is or would be so obligated to purchase such Insured Municipal Obligation or Insured Structured Obligation. Upon delivery by the Administrative Agent to the Borrower of any such notice with respect to an Insured Municipal Obligation or Insured Structured Obligation, such Insured Municipal Obligation or Insured Structured Obligation shall, effective upon delivery of such notice by the Administrative Agent to the Borrower, be excluded from the Covered Municipal Portfolio or the Covered Structured Portfolio, as the case may be.

            Section 12.15. Waiver of Jury Trial. Each of the Borrower, the Agents and the Banks hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Credit Documents or the actions of the Borrower, any Agent or any Bank in the negotiation, administration, performance or enforcement thereof.

      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:                             AMBAC ASSURANCE CORPORATION

One State Street Plaza               By /s/ Robert W. Starr
New York, New York 10004                -------------------
Attn: Robert W. Starr                   Name: Robert W. Starr
Telecopy: (212) 208-3108                Title: Managing Director and Treasurer

With a copy to:
Kevin Doyle, Managing Director
  and General Counsel
Telecopy: (212) 208-3550


One Wall Street                      THE BANK OF NEW YORK,
New York, New York 10286             as Administrative Agent

Attn: Evan R. Glass                  By /s/ Evan R. Glass
Telecopy: (212) 809-9520                -----------------
                                        Name: Evan R. Glass
                                        Title: Assistant Vice President

                                     By /s/ Louis DiFranco
                                        ------------------
                                        Name: Louis DiFranco
                                        Title: Client Executive


Address:                             BANK OF AMERICA, N.A.,
                                     as Co-Syndication Agent

901 Main Street, 66th Floor          By /s/ Joan D'Amico
Dallas, Texas 75202                     -------------------
Attn: Joan D'Amico                      Name: Joan D'Amico
Telecopy: (214) 209-3307                Title: Managing Director

31 West 52nd Street                  DEUTSCHE BANK AG, NEW YORK BRANCH,
New York, New York 10019               as Co-Syndication Agent
Attn: John McGill
Telecopy:                            By /s/ John S. McGill / /s/ Ruth Leung
                                       ------------------------------------
                                        Name: John S. McGill / Ruth Leung
                                        Title: Director / Director


                                     LANDESBANK BADEN - WURTTEMBERG,
                                       as Lender
Address:
                                     By /s/ Orly Watson
                                        ---------------
                                        Name: Orly Watson
535 Madison Avenue                      Title: Deputy General Manager
New York, NY 10022-4212
Attn: Robert O'Brien                 By /s/ Robert F. O'Brien
Telecopy: (212) 584-1709                ----------------------
                                        Name: Robert F. O'Brien
                                        Title: Vice President

                                     COOPERATIEVE CENTRALE
                                     RAIFFEISEN-BOERENLEENBANK B.A.,
                                     "RABOBANK NEDERLAND", NEW YORK
                                     BRANCH,
                                       as Lender

Address:


245 Park Avenue                      By /s/ Ian Reece
New York, NY 10167-0062                 --------------
Attn: Angela R. Reilly                  Name: Ian Reece
Telecopy: (212) 309-5139                Title: Senior Credit Officer

                                     By /s/ Angela R. Reilly
                                        --------------------
                                        Name: Angela R. Reilly
                                        Title: Vice President


                                     BAYERISCHE LANDESBANK GIROZENTRALE,
                                       as Lender

Address:

560 Lexington Avenue                 By /s/ Scott M. Allison
New York, NY 10022                      ---------------------
Attn: Scott M. Allison                  Name: Scott M. Allison
Telecopy: (212) 310-9993                Title: First Vice President

                                     By /s/ John A. Wain
                                        -----------------
                                        Name: John A. Wain
                                        Title: First Vice President

                                     WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                       as Lender

Address:

1211 Avenue of the Americas          By /s/ Lillian T. Lum
New York, NY 10036                      -------------------
Attn: Lilian Tung Lum                   Name: Lillian T. Lum
Telecopy: (212) 852-6156                Title: Director

                                     By /s/ Anne T. McKenna
                                       --------------------
                                        Name: Anne T. McKenna
                                        Title: Associate Director


                                     NORDDEUTSCHE LANDESBANK GIROZENTRALE,
                                     as Lender
Address:

1114 Avenue of the Americas
New York, NY 10036                   By /s/ Georg L. Peters
Attn: Georg L. Peters                  -------------------
Telecopy: (212) 812-6860                Name: Gerog L. Peters
                                        Title: Vice President

                                     By /s/ Henrich Holms
                                        -----------------
                                        Name: Henrich Holm
                                        Title: Vice President

                                     FIRST UNION,
                                     as Lender
Address:

1339 Chestnut Street, 3rd Floor     By /s/ Thomas Stitchberry
Philadelphia, PA 19107                 ----------------------
Attn: Deirdre L. McAleer               Name: Thomas Stitchberry
Telecopy: (215) 786-4114               Title: Senior Vice President


                                     KBC BANK NV,
                                     as Lender
Address:

New York Branch                     By /s/ Eric Raskin / /s/ Robert Snauffer
125 West 55th Street                   ----------------------------
New York, NY 10019                     Name: Eric Raskin / Robert Snauffer
Attn: Patrick J. Owens                 Title: Assistant Vice President /
Telecopy: (212) 541-0793               First Vice President


                                     LANDESBANK HESSEN-THUERINGEN
                                     GIROZENTRALE,
                                     as Lender
Address:


New York Branch                     By /s/ Bill Dorante / /s/ John A. Sarno
420 Fifth Avenue                       ------------------------------
New York, NY 10018-2729                Name: Bill Dorante / John A. Sarno
Attn: John A. Sarno                    Title: V.P. Public Finance / V.P.
Telecopy: (212) 703-5256               Portfolio Manager

                                     LLOYDS TSB,
                                     as Lender
Address:

575 Fifth Avenue                    By /s/ Thea Watkins
17th Floor                             -----------------
New York, NY 10017                     Name: Thea Watkins
Attn: Thea Watkins                     Title: Asst. Director Structured Finance
Telecopy: (212) 930-5098
                                       By /s/ Michelle White
                                       ---------------------
                                       Name: Michelle White
                                       Title: Asst. V.P. Structured Finance


                                     THE CHASE MANHATTAN BANK,
                                     as Lender
Address:


270 Park Avenue, 20th Floor         By /s/ Marybeth Mullen
New York, NY 10017                     -------------------
Attn: Marybeth Mullen                  Name: Marybeth Mullen
Telecopy: (212) 270-0670               Title: Vice President


                                     BARCLAYS BANK PLC,
                                     as Lender
Address:

222 Broadway                        By /s/ Richard Herder
New York, NY 1003                      -------------------
Attn: Richard H. Herder                Name: Richard Herder
Telecopy: (212) 412-5610               Title: Director

                                     CAJA MADRID,
                                     as Lender
Address:

Torre Caja Madrid                   By /s/ Carlos Alonso / /s/ Jose Luis Garcia
P.O. de la Castellana, 189             ----------------------------------------
28046 Madrid, Spain                    Name: Carlos Alonso / Jose Luis Garcia
Attn: Paul Barrabes                    Title: Head of International Network /
Telecopy: (3491) 423-95-93             Head of Origination


                                     DGZ - DEKA BANK DEUTSCHE
                                     KOMMUNALBANK,
Address:                             as Lender

International Finance               By /s/ Dr. Nikolaus Hasslinger /
Taunusanlage 10                        /s/ Stephan Wagner
D-60329 Frankfurt au Main              -----------------------------
Germany                                Name: Dr. Nikolaus Hasslinger/
Attn: Stephan Wagner                   Stephan Wagner
Telecopy: (4969) 7147-2171             Title: Senior VP / Senior VP


                                     SWISS RE FINANCIAL PRODUCTS
                                     CORPORATION
                                     as Lender
Address:

55 East 52nd Street                 By /s/ Frank T. Buziak
New York, New York 10055               --------------------
Attn: Stephen Kruft                    Name: Frank T. Buziak
                                       Title: Director

                                    By /s/ Prakash Shimpi
                                       ------------------
                                       Name: Prakash Shimpi
                                       Title: President & CEO

                                                                      SCHEDULE I

                                     PART A
                                   Commitments

                                               Municipal       Structured
                                                Tranche          Tranche
Name                                           Commitment      Commitment
----                                           ----------      ----------
Landesbank Baden - Wurttemberg               $100,000,000              --

The Bank of New York                           48,400,000     $50,000,000

Cooperatieve Centrale Raiffeisen -             55,000,000      25,000,000
Boerenleenbank B.A., "Rabobank
Nederland", New York Branch

Bayerische Landesbank Girozentrale             50,000,000      25,000,000

Westdeutsche Landesbank Girozentrale           44,000,000      25,000,000

Deutsche Bank AG, New York Branch              66,000,000              --

Norddeutsche Landesbank Girozentrale           29,400,000      15,000,000

Bank of America, N.A.                          26,400,000      15,000,000

First Union                                    25,800,000      10,000,000

KBC Bank NV                                    34,400,000              --

Landesbank Hessen - Thueringen                 35,000,000              --
Girozentrale

Lloyds TSB                                     17,600,000      15,000,000

The Chase Manhattan Bank                       26,400,000              --

Barclays Bank Plc                              22,000,000              --

Caja Madrid                                    22,000,000              --

DGZ - Deka Bank Deutsche Kommunalbank          17,600,000              --

                                             ------------    ------------
                                     Total   $620,000,000    $180,000,000

                                     PART B
                                  Part B Banks

The Bank of New York

Westdeutsche Landesbank Girozentrale

Deutsche Bank AG, New York Branch

Norddeutsche Landesbank Girozentrale

Bank of America, N.A.

First Union

KBC Bank NV

Lloyds TSB

The Chase Manhattan Bank

Barclays Bank Plc

Caja Madrid

DGZ - Deka Bank Deutsche Konmunalbank

                                     PART C
              Part C Banks/Municipal Tranche Contingent Commitments

                                                    Municipal Tranche
                   Name                         Contingent Commitment
                   ----                         ---------------------

Swiss Re Financial Products Corporation                  $172,000,000

Bayerische Landesbank Girozentrale                         20,000,000
                                                          -----------

                                     Total               $192,000,000

                                     PART D
                                  Part D Banks

The Bank of New York

Westdeutsche Landesbank Girozentrale

Norddeutsche Landesbank Girozentrale

Bank of America, N.A.

First Union

Lloyds TSB

                                     PART E
             Part E Banks/Structured Tranche Contingent Commitments

                                               Structured Tranche
                   Name                      Contingent Commitment
                   ----                      ---------------------

Cooperative Centrale Raiffeisen                   $66,500,000
Boerenleenbank B.A., "Rabobank
Nederland", New York Branch
                                                  -----------
                                     Total        $66,500,000

                                                                     SCHEDULE II

                             Undisclosed Liabilities

None

                                                                    SCHEDULE III

                                  Subsidiaries

                      Jurisdiction
                      of
                      Incorporation                           Borrower's
  Name of             or             Owner(s) of Equity       Percentage
Subsidiary            Organization   Interests Therein        Ownership
----------            ------------   -----------------        ---------

Ambac Credit          Delaware        Ambac Assurance          100%
Products, LLC                         Corporation

Ambac Credit          UK              Ambac Credit Products,   100%
Products Limited                      LLC

Connie Lee            Delaware        Ambac Assurance          100%
Holdings, Inc.                        Corporation

Connie Lee Insurance  Wisconsin       Connie Lee Holdings,     100%
Company                               Inc.

Ambac Assurance UK    UK              Ambac Assurance          100%
Limited                               Corporation

Ambac Private         Delaware        Ambac Assurance          100%
Holdings, LLC                         Corporation

Ambac Financial       Delaware        Ambac Assurance          90%
Services, L.P.                        Corporation (Ambac
                                      Financial Services
                                      Holdings, Inc., a
                                      wholly-owned subsidiary
                                      of Ambac Financial
                                      Group, Inc. owns the
                                      other 10%)

Ambac Financial       Delaware        Ambac Financial          100%
Products, Inc.                        Services, L.P.

                                                                     SCHEDULE IV

                             Reinsurance Agreements

Ambac Assurance Corporation
Ceded Par Inforce and Ceded P&I Inforce
for Insured Municipal Obligations
As of September 30,2000

        ($ millions)
================================================================================

                                          Ceded Par     Ceded P & I
                                           Inforce       Inforce
                                           =======       =======

ERC/Aachen                                   867.4       1,417.4

American - Re Insurance Company            1,859.6       3,542.0

AXA Re Finance                             6,326.4      10,746.7

Capital Reinsurance Company                6,943.0      11,740.0

Enhance Reinsurance Company                9,125.3      15,923.9

Ram Reinsurance Company Ltd.                 420.7         783.3

Royal & Sun Alliance Insurance Group plc     776.8       1,259.6

Other                                        110.1         233.4
                                           -------      --------

TOTAL                                     26,429.2      45,646.3

Ambac Assurance Corporation
Ceded Par Inforce and Ceded P&I Inforce
for Insured Structured Obligations
As of September 30,2000

($ millions)
================================================================================

                                           Ceded Par    Ceded P & I
                                           Inforce       Inforce
                                           =======       =======

American - Re Insurance Company              579.4         579.4

AXA Re Finance                               703.1         703.1

Capital Reinsurance Company                  395.2         395.2

Enhance Reinsurance Company                  309.9         309.9

Ram Reinsurance Company Ltd.                 299.9         299.9

Yasuda                                        84.0          84.0
                                           -------       -------

TOTAL                                      2,371.5       2,371.5

                                                                       EXHIBIT A

                               NOTICE OF BORROWING

                                                                          [Date]

The Bank of New York,
as Administrative Agent
One Wall Street
New York, New York 10286
Attention:  o

Ladies and Gentlemen:

      The undersigned, Ambac Assurance Corporation (the "Borrower"), refers to the Amended and Restated Credit Agreement dated as of December 2, 2000 (as modified, supplemented or amended from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), among the Borrower, various Banks from time to time party thereto, Bank of America, N.A., as Co-Syndication Agent, Deutsche Bank AG, New York Branch, as Co-Syndication Agent, and you, as Administrative Agent for such Banks, and hereby give you notice, irrevocably, pursuant to Section 2.03 of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.03 of the Credit Agreement:

            (i) The Business Day of the Proposed Borrowing is
      ___________,200_.(1)

            (ii) The aggregate principal amount of the Proposed Borrowing is $_______, consisting of [Municipal Tranche/Structured Tranche] Loans.

            (iii) [Schedule 1 hereto contains a description of the [Municipal/Structured] Loss which the proceeds of the Loan will be applied to pay, including (a) identification of the Insured [Municipal/Structured] Obligation which has given rise to such [Municipal/Structured] Loss, (b) the amount of such [Municipal/Structured] Loss, (c) the amount of the Permitted [Municipal/Structured] Reserves, if any, being established with respect to such [Municipal/Structured] Loss and (d) the amount of Pledged [Municipal/Structured] Premiums, if any, hereafter payable to the Borrower in respect of such Insured [Municipal/Structured] Obligation.](2)

            (iv) [Schedule 1 hereto contains a description of the Permitted [Municipal/Structured] Reserve which the proceeds of the Loan will be applied to establish, including (a) an identification of the Insured [Municipal/Structured] Obligation which is in default or is anticipated to be in default, (b) the amount of such default, and (c) the amount of Pledged [Municipal/Structured] Premiums, if any, hereafter payable to the Borrower in respect of such Insured [Municipal/Structured] Obligation.](2)

----------

1     Shall be a Business Day at least two business Days after the date hereof.
2     Include one version of subparagraph (iii).
2     Include one version of subparagraph (iii).

            The undersigned hereby certifies that the [Municipal/Structured] Loss Threshold Incurrence Date has occurred on or prior to the date of this Notice of Borrowing.

                                Very truly yours,

                                    AMBAC ASSURANCE CORPORATION


                                    By _________________________________
                                       Name:
                                       Title:

                                                                     EXHIBIT B-1

                             MUNICIPAL TRANCHE NOTE

$___________                                                New York, New York
                                                             ________ __, 200_

            FOR VALUE RECEIVED, AMBAC ASSURANCE CORPORATION, a Wisconsin stock insurance corporation (the "Borrower"), hereby promises to pay to the order of ___________ (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of The Bank of New York, as Administrative Agent, located at One Wall Street, New York, New York 10286, on the Expiry Date (as defined in the hereinafter defined Credit Agreement) the principal sum of ___________ DOLLARS ($_______) or, if less, the then unpaid principal amount of all Municipal Tranche Loans (as defined in the Credit Agreement) made by the Bank pursuant to the Credit Agreement.

            The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at such office at the rates and at the times provided in Section 2.06 of the Credit Agreement.

            This Municipal Tranche Note is one of the Municipal Tranche Notes referred to in the Amended and Restated Credit Agreement dated as of December 2, 2000 (as modified, supplemented or amended from time to time, the "Credit Agreement"), among the Borrower, various Banks from time to time party thereto (including the Bank), Bank of America, N.A., as Co-Syndication Agent, Deutsche Bank AG, New York Branch, as Co-Syndication Agent, and The Bank of New York, as Administrative Agent, and is entitled to the benefits thereof. This Municipal Tranche Note is secured by the Security Agreement (as defined in the Credit Agreement). As provided in the Credit Agreement, this Municipal Tranche Note is subject to voluntary prepayment and mandatory repayment prior to the Expiry Date, in whole or in part.

            In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Municipal Tranche Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

            Except as otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, protest and notice of any kind in connection with this Municipal Tranche Note.

            The Bank is authorized to record the date and amount of each Municipal Tranche Loan and each payment and prepayment with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make any such notation shall not affect the validity of the Borrower's obligations hereunder.

            THE PAYMENT OBLIGATIONS OF THE BORROWER UNDER THIS MUNICIPAL TRANCHE NOTE ARE LIMITED AS PROVIDED IN SECTION 4.05 OF THE CREDIT AGREEMENT.


                                     B-1-1

            THIS MUNICIPAL TRANCHE NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE CREDIT AGREEMENT.

            THIS MUNICIPAL TRANCHE NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the Borrower has caused this Municipal Tranche Note to be executed and delivered by its duly authorized officer on the date first above written.

                                    AMBAC ASSURANCE CORPORATION


                                    By _________________________________
                                     Title:


                                     B-1-2

                           LOAN AND REPAYMENT SCHEDULE

--------------------------------------------------------------------------------
        Amount of         Amount of    Unpaid
        Municipal         Principal    Principal  Maturity  Interest   Notation
Date    Tranche Loan      Repayment    Balance    Date      Rate       Made By
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                                     B-1-3

                                                                     EXHIBIT B-2

                             STRUCTURED TRANCHE NOTE

$___________                                                New York, New York
                                                             ________ __, 200_

            FOR VALUE RECEIVED, AMBAC ASSURANCE CORPORATION, a Wisconsin stock insurance corporation (the "Borrower"), hereby promises to pay to the order of ___________ (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of The Bank of New York, as Administrative Agent, located at One Wall Street, New York, New York 10286, on the Expiry Date (as defined in the hereinafter defined Credit Agreement) the principal sum of ___________ DOLLARS ($_______) or, if less, the then unpaid principal amount of all Structured Tranche Loans (as defined in the Credit Agreement) made by the Bank pursuant to the Credit Agreement.

            The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at such office at the rates and at the times provided in Section 2.06 of the Credit Agreement.

            This Structured Tranche Note is one of the Structured Tranche Notes referred to in the Amended and Restated Credit Agreement dated as of December 2, 2000 (as modified, supplemented or amended from time to time, the "Credit Agreement"), among the Borrower, the various Banks from time to time party thereto (including the Bank), Bank of America, N.A., as Co-Syndication Agent, Deutsche Bank AG, New York Branch, as Co-Syndication Agent, and The Bank of New York, as Administrative Agent, and is entitled to the benefits thereof. This Structured Tranche Note is secured by the Security Agreement (as defined in the Credit Agreement). As provided in the Credit Agreement, this Structured Tranche
Note is subject to voluntary prepayment and mandatory repayment prior to the Expiry Date, in whole or in part.

            In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Structured Tranche Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

            Except as otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, protest and notice of any kind in connection with this Structured Tranche Note.

            The Bank is authorized to record the date and amount of each Structured Tranche Loan and each payment and prepayment with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make any such notation shall not affect the validity of the Borrower's obligations hereunder.

            THE PAYMENT OBLIGATIONS OF THE BORROWER UNDER THIS STRUCTURED TRANCHE NOTE ARE LIMITED AS PROVIDED IN SECTION 4.05 OF THE CREDIT AGREEMENT.


                                     B-2-1

            THIS STRUCTURED TRANCHE NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE CREDIT AGREEMENT.

            THIS STRUCTURED TRANCHE NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the Borrower has caused this Structured Tranche Note to be executed and delivered by its duly authorized officer on the date first above written.

                                    AMBAC ASSURANCE CORPORATION


                                    By _________________________________
                                       Title:


                                     B-2-2

                           LOAN AND REPAYMENT SCHEDULE

--------------------------------------------------------------------------------
        Amount of         Amount of      Unpaid
        Structured        Principal      Principal Maturity  Interest   Notation
Date    Tranche Loan      Repayment      Balance    Date      Rate       Made By
--------------------------------------------------------------------------------
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                                     B-2-3

                                                                  EXECUTIVE COPY

               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

                                     between

                           AMBAC ASSURANCE CORPORATION

                                       and

                              THE BANK OF NEW YORK

                               as Collateral Agent

                          Dated as of December 2, 2000

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1. DEFINITIONS.........................................................1
        1.01.  Defined Terms...................................................1

SECTION 2. SECURITY INTERESTS..................................................5
        2.01.  Grant of Security Interests.....................................5
        2.02.  Power of Attorney...............................................6

SECTION 3. ESTABLISHMENT OF COLLATERAL ACCOUNTS AND PLEDGED RESERVES
        ACCOUNTS, ETC..........................................................6
        3.01.  Establishment...................................................6
        3.02.  Deposits........................................................7
        3.03.  Investment of Funds Deposited in the Collateral Accounts
               and Pledged Reserves Accounts...................................8
        3.04.  Transfers from the Collateral Accounts and Pledged
               Reserves Accounts...............................................9

SECTION 4. GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS..................11
        4.01.  Necessary Filings; Consents....................................11
        4.02.  No Liens.......................................................11
        4.03.  Other Financing Statements.....................................11
        4.04.  Chief Executive Office.........................................12

SECTION 5. SPECIAL PROVISIONS CONCERNING RECEIVABLES; CONTRACT RIGHTS;
        INSTRUMENTS...........................................................12
        5.01.  Additional Representations and Warranties......................12
        5.02.  Maintenance of Records.........................................12
        5.03.  Direction to Account Debtors; Contracting Parties; Etc.........12
        5.04.  Modification of Terms; Etc.....................................13
        5.05.  Collection.....................................................14
        5.06.  Instruments....................................................14

SECTION 6. PROVISIONS CONCERNING ALL COLLATERAL...............................14
        6.01.  Protection of Collateral Agent's Security......................14
        6.02.  Further Actions................................................14
        6.03.  Financing Statements...........................................14

SECTION 7. REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT.......................15
        7.01.  Remedies; Obtaining the Collateral upon Default................15
        7.02.  Remedies; Disposition of the Collateral........................16
        7.03.  Waiver of Claims...............................................16
        7.04.  Application of Proceeds........................................17
        7.05.  Remedies Cumulative............................................18
        7.06.  Discontinuance of Proceedings..................................18
        7.07.  The Pledged Reserves Accounts..................................18


                                      (i)

                                                                            Page
                                                                            ----

SECTION 8. MISCELLANEOUS......................................................19
        8.01.  Notices........................................................19
        8.02.  Waiver; Amendment..............................................19
        8.03.  Obligations Absolute...........................................19
        8.04.  Successors and Assigns.........................................20
        8.05.  Headings Descriptive, Etc......................................20
        8.06.  Governing Law..................................................20
        8.07.  Assignor's Duties..............................................20
        8.08.  Termination; Partial Release; Release..........................20
        8.09.  Counterparts...................................................21
        8.10.  Limitations on Sources of Payment..............................21
        8.11.  Access to Information..........................................21

ANNEX A Schedule of Existing Financing Statements


                                      (ii)

               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

            AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT dated as of December 2, 2000, between AMBAC ASSURANCE CORPORATION (the "Assignor") and THE BANK OF NEW YORK, as Collateral Agent acting in the manner and extent described herein and in Section 11 of the Credit Agreement defined below (the "Collateral Agent") for the ratable benefit of the banks, financial institutions and other institutional lenders (the "Banks") party from time to time to the Credit Agreement and for the benefit of the counterparties of the Assignor (the "Credit Derivative Counterparties") party from time to time to the Master Agreement (as hereinafter defined) and the other Secured Parties (as hereinafter defined).

                              W I T N E S S E T H :

            WHEREAS, the Assignor has entered into the Amended and Restated Credit Agreement dated as of December 2, 2000, among the Assignor, various Banks, Bank of America, N.A., as Co-Syndication Agent, Deutsche Bank AG, New York Branch, as Co-Syndication Agent, and The Bank of New York, as Administrative Agent (as modified, supplemented or amended from time to time, the "Credit Agreement"), and from time to time and under the circumstances described therein incur Loans under the Credit Agreement;

            WHEREAS, the Assignor has entered or may enter into the Master Agreement (as hereinafter defined) and from time to time and under the circumstances described therein may issue Settlement Notes (as hereinafter defined) under the Master Agreement;

            WHEREAS, the Assignor and the Collateral Agent are parties to the Original Security Agreement (as hereinafter defined);

            WHEREAS, it is a condition precedent to the occurrence of the Effective Date of the Credit Agreement that the Assignor and the Collateral Agent shall have amended and restated the Original Security Agreement as provided herein; and

            WHEREAS, the Assignor desires to execute this Agreement to satisfy the condition described in the preceding paragraph;

            NOW, THEREFORE, in consideration of the benefits to the Assignor, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby makes the following representations and warranties to the Collateral Agent and hereby covenants and agrees with the Collateral Agent for the ratable benefit of the Secured Parties (as hereinafter defined), and hereby amends and restates the Original Security Agreement as follows:

            SECTION 1. DEFINITIONS

            1.01. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Credit Agreement. In addition, unless otherwise defined herein or in the Credit Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York are used in this Agreement as such terms are defined in such Article 8 or 9. The following terms shall have the following meanings (such definitions to be equally applicable to the singular and plural forms of the terms defined):

            "Agreement" shall mean this Amended and Restated Security Agreement, as modified, supplemented or amended from time to time.

            "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

            "Banks" shall have the meaning provided in the first paragraph of this Agreement.

            "Collateral" shall have the meaning provided in Section 2.01(b).

            "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

            "Contract" shall mean a Municipal Contract or a Structured Contract.

            "Contract Rights" shall mean Municipal Contract Rights or Structured Contract Rights.

            "Credit Agreement" shall have the meaning provided in the Preliminary Statements.

            "Credit Derivative Counterparties" shall have the meaning provided in the first paragraph of this Agreement.

            "Instrument" shall mean a Municipal Instrument or a Structured Instrument.

            "Master Agreement" shall mean the ISDA Master Agreement and Schedule to be entered into by the Assignor and the Credit Derivative Counterparties, as modified, supplemented and amended from time to time.

            "Municipal Chattel Paper" shall mean any and all chattel paper evidencing, constituting, securing or relating to any Pledged Municipal Recovery, Pledged Municipal Premium or Pledged Municipal Reserves Account Funds.

            "Municipal Collateral" shall have the meaning provided in Section 2.01(a).

            "Municipal Collateral Account" shall have the meaning set forth in
Section 3.01(a).

            "Municipal Contract Rights" shall mean all rights of the Assignor (including, without limitation, all rights to payment) under each Municipal Contract.

            "Municipal Contracts" shall mean all contracts between the Assignor and one or more additional parties evidencing, constituting, securing or relating to any Pledged Municipal Recovery, Pledged Municipal Premium or Pledged Municipal Reserves Account Funds.

            "Municipal Documents" shall mean any and all documents evidencing, constituting, securing or relating to any Pledged Municipal Recovery, Pledged Municipal Premium or Pledged Municipal Reserves Account Funds.

            "Municipal General Intangibles" shall mean any and all general intangibles evidencing, constituting, securing or relating to any Pledged Municipal Recovery, Pledged Municipal Premium or Pledged Municipal Reserves Account Funds.

            "Municipal Instrument" shall mean any and all instruments evidencing, constituting, securing or relating to any Pledged Municipal Recovery, Pledged Municipal Premium or Pledged Municipal Reserves Account Funds.

            "Municipal Obligations" shall mean: (a) all indebtedness, obligations and liabilities (including, without limitation, guarantees and other contingent liabilities) of the Assignor to any and all of the Secured Parties relating to the Municipal Tranche Loans or the Municipal Tranche Settlement Notes and arising under or in connection with any Transaction Document; (b) any and all sums advanced by the Collateral Agent or the Banks in order to preserve the Municipal Collateral or preserve its security interest in the Municipal Collateral; and (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Assignor referred to in clause (a), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Municipal Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs.

            "Municipal Receivables" shall mean each and every account, now or hereafter owned by the Assignor evidencing, constituting, securing or relating to any Pledged Municipal Recovery, Pledged Municipal Premium or Pledged Municipal Reserves Account Funds.

            "Municipal Tranche Settlement Amount" shall mean, with respect to any Credit Derivative Counterparty, any amount paid by such Credit Derivative Counterparty to the Assignor under the Master Agreement with respect to any Municipal Tranche Loan to the extent such Municipal Tranche Loan constitutes a Defaulted Loan.

            "Municipal Tranche Settlement Note" shall mean a promissory note of the Assignor payable to the order of any Credit Derivative Counterparty, evidencing the Assignor's obligation to pay the Municipal Tranche Settlement Amounts delivered by such Credit Derivative Counterparty and to pay interest thereon as provided therein.

            "Original Security Agreement" shall mean the Security Agreement dated as of December 2, 1993, between the Assignor and Deutsche Bank AG, New York Branch, as collateral agent, as modified, supplemented and amended from time to time prior to the date hereof.

            "Permitted Investments" shall have the meaning provided in Section 3.03(a).

            "Pledged Municipal Reserves Account" shall have the meaning provided in Section 3.01(c).

            "Pledged Structured Reserves Account" shall have the meaning provided in Section 3.01(d).

            "Receivable" shall mean a Municipal Receivable or a Structured Receivable.

            "Secured Parties" shall mean the Agents, the Banks, the Collateral Agent and the Credit Derivative Counterparties.

            "Settlement Note" shall mean a Municipal Tranche Settlement Note or a Structured Tranche Settlement Note.

            "Structured Chattel Paper" shall mean any and all chattel paper evidencing, constituting, securing or relating to any Pledged Structured Recovery, Pledged Structured Premium or Pledged Structured Reserves Account Funds.

            "Structured Collateral" shall have the meaning provided in Section 2.01(b).

            "Structured Collateral Account" shall have the meaning set forth in
Section 3.01(b).

            "Structured Contract Rights" shall mean all rights of the Assignor (including, without limitation, all rights to payment) under each Structured Contract.

            "Structured Contracts" shall mean all contracts between the Assignor and one or more additional parties evidencing, constituting, securing or relating to any Pledged Structured Recovery, Pledged Structured Premium or Pledged Structured Reserves Account Funds.

            "Structured Documents" shall mean any and all documents evidencing, constituting, securing or relating to any Pledged Structured Recovery, Pledged Structured Premium or Pledged Structured Reserves Account Funds.

            "Structured General Intangibles" shall mean any and all general intangibles evidencing, constituting, securing or relating to any Pledged Structured Recovery, Pledged Structured Premium or Pledged Structured Reserves Account Funds.

            "Structured Instrument" shall mean any and all instruments evidencing, constituting, securing or relating to any Pledged Structured Recovery, Pledged Structured Premium or Pledged Structured Reserves Account Funds.

            "Structured Obligations" shall mean: (a) all indebtedness, obligations and liabilities (including, without limitation, guarantees and other contingent liabilities) of the Assignor to any and all of the Secured Parties relating to the Structured Tranche Loans or the Structured Tranche Settlement Notes and arising under or in connection with any Transaction

Document; (b) any and all sums advanced by the Collateral Agent or the Banks in order to preserve the Structured Collateral or preserve its security interest in the Structured Collateral; and (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Assignor referred to in clause (a), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Structured Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs.

            "Structured Receivables" shall mean each and every account, now or hereafter owned by the Assignor evidencing, constituting, securing or relating to any Pledged Structured Recovery, Pledged Structured Premium or Pledged Structured Reserves Account Funds.

            "Structured Tranche Settlement Amount" shall mean, with respect to any Credit Derivative Counterparty, any amount paid by such Credit Derivative Counterparty to the Assignor under the Master Agreement with respect to any Structured Tranche Loan to the extent such Structured Tranche Loan constitutes a Defaulted Loan.

            "Structured Tranche Settlement Note" shall mean a promissory note of the Assignor payable to the order of any Credit Derivative Counterparty, evidencing the Assignor's obligation to pay the Structured Tranche Settlement Amounts delivered by such Credit Derivative Counterparty and to pay interest thereon as provided therein.

            "Transaction Documents" shall mean the Credit Documents, the Master Agreement and the Settlement Agreement Notes.

            SECTION 2. SECURITY INTERESTS

            2.01. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Municipal Obligations, the Assignor does hereby pledge, assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent for the ratable benefit of the Secured Parties a continuing security interest in, all of the right, title and interest of the Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Pledged Municipal Recovery, (ii) each and every Pledged Municipal Premium, (iii) any and all Pledged Municipal Reserves Account Funds, (iv) each and every Municipal Receivable; (v) all Municipal Contracts, together with all Municipal Contract Rights arising thereunder; (vi) the Municipal Collateral Account and the Pledged Municipal Reserves Account and all monies, securities and instruments deposited or required to be deposited in such accounts and all investments from time to time therein; (vii) all other Municipal General Intangibles, Municipal Chattel Paper, Municipal Documents and Municipal Instruments; and (viii) all proceeds and all additions, replacements and substitutions relating to or of any and all of the foregoing (all of the above, collectively, the "Municipal Collateral").

            (b) As security for the prompt and complete payment and performance when due of all of its Structured Obligations, the Assignor does hereby pledge, assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent for the ratable benefit of the

Secured Parties a continuing security interest in, all of the right, title and interest of the Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Pledged Structured Recovery, (ii) each and every Pledged Structured Premium, (iii) any and all Pledged Structured Reserves Account Funds, (iv) each and every Structured Receivable; (v) all Structured Contracts, together with all Structured Contract Rights arising thereunder; (vi) the Structured Collateral Account and the Pledged Structured Reserves Account and all monies, securities and instruments deposited or required to be deposited in such accounts and all investments from time to time therein; (vii) all other Structured General Intangibles, Structured Chattel Paper, Structured Documents and Structured Instruments; and (viii) all proceeds and all additions, replacements and substitutions relating to or of any and all of the foregoing (all of the above, collectively, the "Structured Collateral" and, together with the Municipal Collateral, the "Collateral").

            2.02. Power of Attorney. The Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of an Event of Default (in the name of the Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to the Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

            SECTION 3. ESTABLISHMENT OF COLLATERAL ACCOUNTS AND PLEDGED RESERVES ACCOUNTS, ETC.

            3.01. Establishment. (a) The Collateral Agent has established in its own name an account (Account No. 8900444894) for purposes of this Agreement (such account and any subaccounts thereunder from time to time, the "Municipal Collateral Account"). All Municipal Collateral to the extent constituting cash proceeds (other than Pledged Municipal Reserves Account Funds) will be deposited in the Municipal Collateral Account. Subject to the provisions of this Agreement, the Municipal Collateral Account shall be under the sole dominion and control of the Collateral Agent and the Collateral Agent shall have the sole right to make withdrawals from the Municipal Collateral Account and to exercise all rights with respect to the Municipal Collateral from time to time therein. All Municipal Collateral to the extent constituting cash proceeds (other than Pledged Municipal Reserves Account Funds) delivered to or held by or on behalf of, and not released by, the Collateral Agent pursuant hereto shall be held in the Municipal Collateral Account in accordance with the provisions hereof.

            (b) The Collateral Agent has established in its own name an account (Account No. 8900444908) for purposes of this Agreement (such account and any subaccounts thereunder from time to time, the "Structured Collateral Account"). All Structured Collateral to the extent constituting cash proceeds (other than Pledged Structured Reserves Account Funds) will be deposited in the Structured Collateral Account. Subject to the provisions of this Agreement, the Structured Collateral Account shall be under the sole dominion and control of the Collateral Agent and the Collateral Agent shall have the sole right to make withdrawals from the Structured Collateral Account and to exercise all rights with respect to the Structured Collateral from time to time therein. All Structured Collateral to the extent constituting cash proceeds (other than Pledged Structured Reserves Account Funds) delivered to or held by or on behalf of, and not released by, the Collateral Agent pursuant hereto shall be held in the Structured Collateral Account in accordance with the provisions hereof.

            (c) The Collateral Agent has established in its own name an account (Account No. 8900444916) for purposes of this Agreement (such account and any subaccounts thereunder from time to time, the "Pledged Municipal Reserves Account"). All Pledged Municipal Reserves Account Funds shall be deposited in the Pledged Municipal Reserves Account. Except as otherwise provided herein, the Pledged Municipal Reserves Account shall be under the sole dominion and control of the Collateral Agent and the Collateral Agent shall have the sole right to make withdrawals from the Pledged Municipal Reserves Account. All Pledged Municipal Reserves Account Funds delivered to, or held by or on behalf of, and not released by, the Collateral Agent pursuant hereto shall be held in the Pledged Municipal Reserves Account in accordance with the provisions hereof.

            (d) The Collateral Agent has established in its own name an account (Account No. 8900444924) for purposes of this Agreement (such account and any subaccounts thereunder from time to time, the "Pledged Structured Reserves Account"). All Pledged Structured Reserves Account Funds shall be deposited in the Pledged Structured Reserves Account. Except as otherwise provided herein, the Pledged Structured Reserves Account shall be under the sole dominion and control of the Collateral Agent and the Collateral Agent shall have the sole right to make withdrawals from the Pledged Structured Reserves Account. All Pledged Structured Reserves Account Funds delivered to, or held by or on behalf of, and not released by, the Collateral Agent pursuant hereto shall be held in the Pledged Structured Reserves Account in accordance with the provisions hereof.

            3.02. Deposits. (a) From and after the Municipal Loss Threshold Incurrence Date, the Assignor will cause all Pledged Municipal Recoveries to the extent constituting cash proceeds received by it from and after the Municipal Loss Threshold Incurrence Date to be promptly (and in any event within one Business Day) following receipt thereof by the Assignor to be deposited into the Municipal Collateral Account and prior to such deposit any such cash proceeds will be held by the Assignor in trust and for the ratable benefit of the Secured Parties.

            (b) From and after the Structured Loss Threshold Incurrence Date, the Assignor will cause all Pledged Structured Recoveries to the extent constituting cash proceeds received by it from and after the Structured Loss Threshold Incurrence Date to be promptly (and in any event within one Business
Day) following receipt thereof by the Assignor to be deposited into the Structured Collateral Account and prior to such deposit any such cash proceeds will be held by the Assignor in trust and for the ratable benefit of the Secured Parties.

            (c) From and after the Municipal Loss Threshold Incurrence Date, the Assignor will cause all Pledged Municipal Premiums to the extent constituting cash proceeds received by it from and after the Municipal Loss Threshold Incurrence Date to be promptly (and in any event within one Business Day) following receipt thereof by the Assignor to be deposited into the Municipal Collateral Account and prior to such deposit any such cash proceeds will be held by the Assignor in trust and for the ratable benefit of the Secured Parties.

            (d) From and after the Structured Loss Threshold Incurrence Date, the Assignor will cause all Pledged Structured Premiums to the extent constituting cash proceeds received by it from and after the Structured Loss Threshold Incurrence Date to be promptly (and in any event within one Business
Day) following receipt thereof by the Assignor to be deposited into the Structured Collateral Account and prior to such deposit any such cash proceeds will be held by the Assignor in trust and for the ratable benefit of the Secured Parties.

            (e) The Assignor hereby irrevocably instructs the Collateral Agent to deposit any and all Pledged Municipal Reserves Account Funds and all Pledged Structured Reserves Account Funds directly into the Pledged Municipal Reserves Account or Pledged Structured Reserves Account, as applicable, on the date a Loan in respect of such Pledged Municipal Reserves Account Funds or Pledged Structured Reserves Account, as applicable, is made.

            3.03. Investment of Funds Deposited in the Collateral Accounts and Pledged Reserves Accounts. (a) Until the date on which all Municipal Obligations (other than Municipal Obligations relating to indemnities to the extent indemnity claims have not been requested or previously requested at the time the other Municipal Obligations are paid in full) have been paid in full, and so long as no Event of Default has occurred and is continuing, the Collateral Agent will from time to time, at the request of the Assignor, invest funds on deposit in the Municipal Collateral Account and Pledged Municipal Reserves Account in such investments as the Assignor instructs in writing, or in the absence of such request or instruction, in accordance with its customary practice (investments permitted under this Section 3.03, are herein called "Permitted Investments") in: (i) direct and general obligations of the United States Government or any agency thereof and obligations guaranteed by the United States Government, due within six months from the date of purchase and payable in the United States of America in dollars of the United States of America, (ii) certificates of deposit of, or demand or time deposits in, or money market funds of a commercial bank or financial institution rated Aa or P-1 or equivalent or better by Moody's and AA or A-1 or equivalent or better by S&P, and (iii) commercial paper rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and maturing within 90 days after the date of acquisition of such commercial paper.

            (b) Until the date on which all Structured Obligations (other than Structured Obligations relating to indemnities to the extent indemnity claims have not been requested or previously requested at the time the other Structured Obligations are paid in full) have been paid in full, and so long as no Event of Default has occurred and is continuing, the Collateral Agent will from time to time, at the request of the Assignor, invest funds on deposit in the Structured Collateral Account and Pledged Structured Reserves Account in such Permitted Investments as the Assignor instructs in writing, or in the absence of such request or instruction, in accordance with its customary practice.

            (c) Except as otherwise provided in this Section 3.03 or in Section 3.04, all proceeds of Permitted Investments (and any instruments evidencing same), shall be held in the Municipal Collateral Account, the Structured Collateral Account, the Pledged Municipal Reserves Account or the Pledged Structured Reserves Account (as applicable) as part of the Collateral. All such investments shall be made in the name of the Collateral Agent. Subject to Sections 4.05 and 11.02 of the Credit Agreement, all risk of loss in respect of investments made pursuant to this Section 3.03 shall be on the Assignor.

            3.04. Transfers from the Collateral Accounts and Pledged Reserves Accounts. (a) The Collateral Agent shall transfer immediately available funds to the Administrative Agent on each date principal of a Municipal Tranche Loan is required to be paid pursuant to Section 3.04 of the Credit Agreement or pursuant to a Municipal Tranche Note or a Municipal Tranche Settlement Note or interest thereon is required to be paid pursuant to Section 2.06 of the Credit Agreement or pursuant to a Municipal Tranche Settlement Note an amount equal to the lesser of (i) the credit balance of the Municipal Collateral Account on such date and
(ii) the aggregate amount of such principal and/or interest required to be paid on such date in payment for the account of the Assignor of such principal and interest.

            (b) The Collateral Agent shall transfer immediately available funds to the Administrative Agent on each date principal of a Structured Tranche Loan is required to be paid pursuant to Section 3.04 of the Credit Agreement or pursuant to a Structured Tranche Note or Structured Tranche Settlement Note or interest thereon is required to be paid pursuant to Section 2.06 of the Credit Agreement or pursuant to a Structured Tranche Settlement Note an amount equal to the lesser of (i) the credit balance of the Structured Collateral Account on such date and (ii) the aggregate amount of such principal and/or interest required to be paid on such date in payment for the account of the Assignor of such principal and interest.

            (c) Promptly upon receipt of any written instruction of the Assignor on any Business Day during regular business hours, the Collateral Agent shall transfer to the Administrative Agent immediately available funds in an amount equal to the lesser of (i) the credit balance of the Municipal Collateral Account or the Structured Collateral Account, as applicable, on such Business Day and (ii) the amount of (x) Fees relating to Municipal Tranche Commitments or Structured Tranche Commitments, respectively, when due and payable on such Business Day pursuant to Section 3.01 of the Credit Agreement or (y) any prepayment of Municipal Tranche Loans, or Municipal Tranche Settlement Notes, in the case of the funds transferred from the Municipal Collateral Account, or Structured Tranche Loans, or Structured Tranche Settlement Notes, in the case of funds transferred from the Structured Collateral Account, to be made on such Business Day pursuant to Section 4.01 of the Credit Agreement, in payment for the account of the Assignor of such Fees or the amount of such prepayment, as applicable.

            (d) Prior to the date of the first borrowing of Municipal Tranche Loans and so long as no Default or Event of Default has occurred and is continuing, the Assignor may from time to time on any Business Day during regular business hours instruct the Collateral Agent to transfer immediately available funds in an amount equal to all or a portion of the credit balance in the Municipal Collateral Account to the Assignor, and prior to the date of the first borrowing of Structured Tranche Loans and so long as no Default or Event of Default has occurred and is continuing, the Assignor may from time to time on any Business Day during regular business hours instruct the Collateral Agent to transfer immediately available funds in an amount equal to all or a portion of the credit balance in the Structured Collateral Account to the Assignor, in each case as determined below. Any such instruction (i) shall contain a certification by an Authorized Officer of the Assignor that (x) no Default or Event of Default has occurred and is continuing and (y) and to the best of such Authorized Officer's knowledge, there is no reasonable likelihood that the initial Borrowing of Municipal Tranche Loans or Structured Tranche Loans, as applicable, shall occur within three months of the date of such instruction and (ii) shall specify the amount requested to be so transferred. Notwithstanding the delivery of any such instruction, it is hereby expressly acknowledged by the parties hereto that the initial Borrowing of Municipal Tranche Loans or Structured Tranche Loans, as applicable, shall occur on any day on which the conditions to the occurrence of such Borrowing are satisfied or waived in accordance with the Credit Agreement. Promptly upon receipt of any such instruction on any Business Day, the Collateral Agent shall transfer to the Assignor on such Business Day (at such account as the Assignor shall specify in such instruction) immediately available funds in an amount equal to the lesser of (a) the credit balance of the Municipal Collateral Account or Structured Collateral Account, as applicable, on such Business Day and (b) the amount specified in such instruction. Any transfer to the Assignor made pursuant to this Section 3.04(d) shall be made free and clear of any pledge or security interest hereunder.

            (e) Promptly upon receipt of a copy of a Pledged Municipal Reserves Release Notice or Pledged Structured Reserves Release Notice on any Business Day during regular business hours, the Collateral Agent shall transfer to the Administrative Agent on such Business Day immediately available funds in an amount equal to the lesser of (i) the credit balance of the Pledged Municipal Reserves Account or Pledged Structured Reserves Account, respectively, on such Business Day and (ii) the sum of (A) the amount of Pledged Municipal Reserves Account Funds or Pledged Structured Reserves Funds, respectively, set forth in the related Pledged Reserves Release Notice to be applied to the Assignor's Obligations to prepay Municipal Tranche Loans or Structured Tranche Loans, respectively, under Section 4.02 of the Credit Agreement in payment for the account of the Assignor of such Obligations plus (B) an amount equal to the interest and other earnings on such Pledged Municipal Reserves Account Funds or Pledged Structured Reserves Funds, respectively, to be applied to the Assignor's Obligations to pay interest on Municipal Tranche Loans or Structured Tranche Loans, respectively, under Section 2.06 of the Credit Agreement in payment for the account of the Assignor of such Obligations.

            (f) From time to time, the Assignor may apply Pledged Municipal Reserves Account Funds and other Municipal Collateral contained in the Pledged Municipal Reserves Account to Municipal Losses, and from time to time, the Assignor may apply Pledged Structured Reserves Account Funds and other Structured Collateral contained in the Pledged Structured Reserves Account to Structured Losses. In the event that the Assignor shall so apply any Pledged Municipal Reserves Account Funds, Pledged Structured Reserves Account Funds and/or any such other Collateral, it shall give written notice to the Collateral Agent and the Administrative Agent thereof. Any such notice shall (i) set forth in reasonable detail (x) the relevant Insured Municipal Obligation or Insured Structured Obligation, as applicable, (y) the default by the issuer of the relevant Insured Municipal Obligation or Insured Structured Obligation, as applicable, and (z) the amount of the Municipal Loss or Structured Loss, as applicable, relating to such Insured Municipal Obligation or Insured Structured Obligation, as applicable, to which such Pledged Municipal Reserves Account Funds and/or other Municipal Collateral or Pledged Structured Reserves Account Funds and/or other Structured Collateral shall be applied and (ii) shall contain a representation, warranty and covenant that promptly upon receipt of any Pledged Municipal Reserves Account Funds or Pledged Structured Reserves Account Funds released in accordance with this Section 3.04(e), the Assignor shall apply the same to the Municipal Loss or Structured Loss, as applicable, described in such request. Notwithstanding the occurrence of a Default or Event of Default, the Collateral Agent shall transfer to the Assignor promptly following receipt of any such notice on any Business Day during regular business hours, in immediately available funds and at such account as the Assignor shall specify in such instructions, an amount equal to the lesser of (i) the credit balance of the Pledged Municipal Reserves Account or Pledged Structured Reserves Account, as applicable, on such Business Day and (ii) the amount set forth in such notice. Any transfer to the Assignor made pursuant to this Section 3.04(f) shall be made free and clear of any pledge or security interest hereunder.

            (g) Any instruction given by the Assignor to the Collateral Agent pursuant to Sections 3.04(a) through (f) inclusive shall be deemed to have been given on a certain Business Day only if it is received by the Collateral Agent on or prior to 1:00 p.m. (New York time) on such Business Day. In the event that the Collateral Agent receives any such instruction after 1:00 p.m. (New York time) on any Business Day, such instruction shall be deemed to have been given on the immediately succeeding Business Day.

            SECTION 4. GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

            The Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

            4.01. Necessary Filings; Consents. Upon the proper filing of the financing statements delivered pursuant to Section 5.05 of the Credit Agreement and from and after the Municipal Loss Threshold Incurrence Date or Structured Loss Threshold Incurrence Date, as applicable, the pledge, assignment and delivery of the Municipal Collateral or Structured Collateral, as applicable, and the security interest granted to the Collateral Agent pursuant to this Agreement in and to such Collateral will constitute a valid and enforceable perfected first priority security interest therein (except that the Collateral may be subject to Permitted Liens) and will be entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law to perfected security interests. No consent of any party and no consent, license, permit, approval or authorization, exemption by, notice or report to, or registration, filing or declaration which has not already been made or obtained is required to be obtained by the Assignor in connection with the execution, delivery or performance of this Agreement.

            4.02. No Liens. The Collateral arising from time to time will be free from any Lien or other right, title or interest of any Person (other than Permitted Liens), and the Assignor reasonably shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent or the Banks.

            4.03. Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of the Assignor of any kind in the Collateral except as disclosed in Annex A and so long as the Commitments have not been terminated or any of the Obligations remain unpaid, the Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Assignor.

            4.04. Chief Executive Office. The chief executive office of the Assignor is located at One State Street Plaza, New York, New York 10004. The Assignor will not move its chief executive office except to such new location as the Assignor may establish in accordance with the last sentence of this Section
4.04. The Assignor shall not establish a new chief executive office until (i) it shall have given to the Collateral Agent not less than 45 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

            SECTION 5. SPECIAL PROVISIONS CONCERNING RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

            5.01. Additional Representations and Warranties. As of the time when each of its Receivable arises, the Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will evidence true and valid obligations, enforceable in accordance with their respective terms and (ii) will be in compliance and will conform with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

            5.02. Maintenance of Records. The Assignor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables and Contracts, including, but not limited to, records of all payments received, all credits granted thereon, and all other dealings therewith, and the Assignor will make the same available to the Collateral Agent for inspection, at the Assignor's own cost and expense, at any and all reasonable times upon reasonable demand. The Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by the Assignor) at any reasonable time upon its reasonable demand. If the Collateral Agent so directs, the Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, books, records and documents of the Assignor evidencing or pertaining to the Receivables or Contracts with an appropriate reference to the fact that the Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

            5.03. Direction to Account Debtors; Contracting Parties; Etc. (a) Upon the occurrence or continuance of an Event of Default after the Municipal Loss Threshold Incurrence Date provided that the Collateral Agent so directs, the Assignor agrees (i) to instruct account debtors to make all payments on account of the Municipal Receivables and Municipal Contracts to be made directly to the Municipal Collateral Account and (ii) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Municipal Receivables and/or under any Municipal Contracts to make payments with respect thereto as provided in the preceding clause (i). Without notice to or assent by the Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Municipal Collateral Account in the manner provided in Section 7.04 of this Agreement. The costs and expenses (including attorneys' fees) of collection, whether incurred by the Assignor or the Collateral Agent, shall be borne by the Assignor.

            (b) Upon the occurrence or continuance of an Event of Default after the Structured Loss Threshold Incurrence Date provided that the Collateral Agent so directs, the Assignor agrees (i) to instruct account debtors to make all payments on account of the Structured Receivables and Structured Contracts to be made directly to the Structured Collateral Account and (ii) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Structured Receivables and/or under any Structured Contracts to make payments with respect thereto as provided in the preceding clause (i). Without notice to or assent by the Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Structured Collateral Account in the manner provided in Section 7.04 of this Agreement. The costs and expenses (including attorneys' fees) of collection, whether incurred by the Assignor or the Collateral Agent, shall be borne by the Assignor.

            5.04. Modification of Terms; Etc. (a) From and after the Municipal Loss Threshold Incurrence Date, the Assignor shall not rescind or cancel any indebtedness evidenced by any Municipal Receivable or under any Municipal Contract, or modify in any material respect any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Municipal Receivable or Municipal Contract, or interest therein, without the prior written consent of the Collateral Agent, except, prior to the occurrence of an Event of Default, the Borrower may take any action described above to the extent such action is (i) in accordance with its ordinary course of business,
(ii) in accordance with its sound business judgment, or (iii) commercially reasonable. From and after the Municipal Loss Threshold Incurrence Date, the Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Municipal Receivables and Municipal Contracts and will do nothing to materially impair the rights of the Collateral Agent in the Municipal Receivables or Municipal Contracts.

            (b) From and after the Structured Loss Threshold Incurrence Date, the Assignor shall not rescind or cancel any indebtedness evidenced by any Structured Receivable or under any Structured Contract, or modify in any material respect any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Structured Receivable or Structured Contract, or interest therein, without the prior written consent of the Collateral Agent, except, prior to the occurrence of an Event of Default, the Borrower may take any action described above to the extent such action is
(i) in accordance with its ordinary course of business, (ii) in accordance with its sound business judgment, or (iii) commercially reasonable. From and after the Structured Loss Threshold Incurrence Date, the Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Structured Receivables and Structured Contracts and will do nothing to materially impair the rights of the Collateral Agent in the Structured Receivables or Structured Contracts.

            5.05. Collection. Without limiting the rights of the Assignor with respect to the Receivables and Contracts as set forth in Section 5.04, the Assignor shall use its commercially reasonable efforts to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract.

            5.06. Instruments. If the Assignor owns and acquires possession of any Municipal Instrument from and after the Municipal Loss Threshold Incurrence Date or any Structured Instrument from and after the Structured Loss Threshold Incurrence Date, the Assignor will within 10 days notify the Collateral Agent thereof, and upon request by the Collateral Agent promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

            SECTION 6. PROVISIONS CONCERNING ALL COLLATERAL

            6.01. Protection of Collateral Agent's Security. (a) From and after the Municipal Loss Threshold Incurrence Date, the Assignor will do nothing to materially impair the rights of the Collateral Agent in the Municipal Collateral.

            (b) From and after the Structured Loss Threshold Incurrence Date, the Assignor will do nothing to materially impair the rights of the Collateral Agent in the Structured Collateral.

            6.02. Further Actions. The Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

            6.03. Financing Statements. The Assignor agrees to assign and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority security interest in the Collateral as provided herein and the other rights and security contemplated herein, all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. The Assignor will pay any applicable filing fees and related expenses. The Assignor authorizes the Collateral Agent to file any such financing statements without the signature of the Assignor where permitted by applicable law.

            SECTION 7. REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

            7.01. Remedies; Obtaining the Collateral upon Default. Except as otherwise provided in Section 7.07 hereof or otherwise expressly provided herein or in any other Credit Document, the Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code or other applicable law in all relevant jurisdictions and may:

            (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from the Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Assignor; and

            (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Collateral Agent; and

            (c) withdraw all monies, securities and instruments in the Municipal Collateral Account or the Structured Collateral Account (including any Permitted Investment) for application to the Municipal Obligations or Structured Obligations, as applicable; and

            (d) sell, assign or otherwise liquidate, or direct the Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

            (e) take possession of the Collateral or any part thereof, by directing the Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event the Assignor shall at its own expense:

                  (i) forthwith cause the same to be moved to the place or
            places so designated by the Collateral Agent and there delivered to the Collateral Agent,

                  (ii) store and keep any Collateral so delivered to the
            Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.02, and

                  (iii) while the Collateral shall be so stored and kept,
            provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

      it being understood that the Assignor's obligation so to deliver the Collateral in its possession is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by the Assignor of such obligation.

            7.02. Remedies; Disposition of the Collateral. Except as otherwise provided in Section 7.07 hereof or otherwise expressly provided herein or in any other Credit Document, any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.01, and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceeding permitted by such requirements shall be made upon not less than 10 days' written notice to the Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the Assignor or any nominee of the Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in New York City. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 7.02 without accountability to the Assignor (except to the extent of surplus money received as provided in Section 7.04). If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Assignor as hereinabove specified, the Collateral Agent need give the Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

            7.03. Waiver of Claims. Except as otherwise provided in this Agreement, THE ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Assignor hereby further waives, to the extent permitted by law:

            (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

            (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

            (c) all rights of appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against the Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Assignor.

            7.04. Application of Proceeds. (a) The proceeds of any Municipal Collateral obtained pursuant to Section 7.01 or disposed of pursuant to Section
7.02 shall be applied as follows:

            (i) to the payment of any and all expenses and fees (including reasonable attorneys' fees) incurred by the Collateral Agent in obtaining, taking possession of, removing, insuring, repairing, storing and disposing of Municipal Collateral and any and all amounts incurred by the Collateral Agent in connection therewith;

            (ii) next, any surplus then remaining to the payment of the Municipal Obligations in the following order of priority:

                  (A) all interest accrued and unpaid,

                  (B) the principal amount owing on the Municipal Tranche Loans and Municipal Tranche Settlement Notes,

                  (C) the Fees relating to Municipal Tranche Commitments then owing to the Banks or the Administrative Agent, and

                  (D) all other Municipal Obligations then owing;

            (iii) if the Municipal Tranche Commitment relating to Municipal Tranche Commitments is then terminated and no other Municipal Obligation or Structured Obligation, as applicable, is outstanding, any surplus then remaining shall be paid to the Assignor, subject, however, to the rights of the holder of any then existing Lien of which the Collateral Agent has actual notice (without investigation).

            (b) The proceeds of any Structured Collateral obtained pursuant to
Section 7.01 or disposed of pursuant to Section 7.02 shall be applied as follows:

            (i) to the payment of any and all expenses and fees (including reasonable attorneys' fees) incurred by the Collateral Agent in obtaining, taking possession of, removing, insuring, repairing, storing and disposing of Structured Collateral and any and all amounts incurred by the Collateral Agent in connection therewith;

            (ii) next, any surplus then remaining to the payment of the Structured Obligations, in the following order of priority:

                  (A) all interest accrued and unpaid,

                  (B) the principal amount owing on the Structured Tranche Loans and Structured Tranche Settlement Notes,

                  (C) the Fees relating to Structured Tranche Commitments then owing to the Banks or the Administrative Agent, and

                  (D) all other Structured Obligations then owing;

            (iii) if the Structured Tranche Commitments are then terminated and no other Structured Obligation is outstanding, any surplus then remaining shall be paid to the Assignor, subject, however, to the rights of the holder of any then existing Lien of which the Collateral Agent has actual notice (without investigation).

            7.05. Remedies Cumulative. No failure or delay on the part of the Collateral Agent in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Assignor and the Collateral Agent shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. Except as otherwise expressly provided herein or in any other Credit Document, the rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Collateral Agent would otherwise have. No notice to or demand on the Assignor in any case shall entitle the Assignor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Agent or the holder of any Note to any other or further action in any circumstances without notice or demand.

            7.06. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the Assignor and the Collateral Agent and each holder of any of the Municipal Obligations or Structured Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

            7.07. The Pledged Reserves Accounts. (a) Notwithstanding anything to the contrary contained herein, the Collateral Agent shall not exercise any remedies provided hereunder with respect to the Pledged Municipal Reserves Account or any of the Pledged Municipal Reserves Account Funds or other Municipal Collateral in the Pledged Municipal Reserves Account so long as such Pledged Municipal Reserves Account Funds and/or such Municipal Collateral are applied to pay Municipal Losses in accordance with Section 3.04 hereunder or are maintained as Permitted Municipal Reserves. Upon receipt of a Pledged Municipal Reserves Release Notice, the Collateral Agent shall be free to exercise any and all remedies and its other rights hereunder with respect to any and all Pledged Municipal Reserves Account Funds described in such Pledged Municipal Reserves Release Notice and the other Municipal Collateral contained in the Pledged Municipal Reserves Account in an amount equal to the interest and other earnings on the amount of such Pledged Municipal Reserves Account Funds.

            (b) Notwithstanding anything to the contrary contained herein, the Collateral Agent shall not exercise any remedies provided hereunder with respect to the Pledged Structured Reserves Account or any of the Pledged Structured Reserves Account Funds or other Structured Collateral in the Pledged Structured Reserves Account so long as such Pledged Structured Reserves Account Funds and/or such Collateral are applied to pay Structured Losses in accordance with
Section 3.04 hereunder or are maintained as Permitted Structured Reserves. Upon receipt of a Pledged Structured Reserves Release Notice, the Collateral Agent shall be free to exercise any and all remedies and its other rights hereunder with respect to any and all Pledged Structured Reserves Account Funds described in such Pledged Structured Reserves Release Notice and the other Structured Collateral contained in the Pledged Structured Reserves Account in an amount equal to the interest and other earnings on the amount of such Pledged Structured Reserves Account Funds.

            SECTION 8. MISCELLANEOUS

            8.01. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section
12.03 of the Credit Agreement.

            8.02. Waiver; Amendment. This Agreement may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

            8.03. Obligations Absolute. Subject to Section 4.05 of the Credit Agreement and Section 8.10 hereof, the obligations of the Assignor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, any of the Credit Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Credit Document; (iii) any furnishing of any additional security to the Collateral Agent or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Collateral Agent; or (iv) any invalidity, irregularity or unenforceability of all or part of the Municipal Obligations or Structured Obligations or of any security therefor.

            8.04. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Assignor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Secured Parties. All agreements, statements, representations and warranties made by the Assignor herein or in any certificate or other instrument delivered by the Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of this Agreement and the other Credit Documents regardless of any investigation made by the Secured Parties or on their behalf.

            8.05. Headings Descriptive, Etc. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. The provisions of Section 1.02 of the Credit Agreement shall apply to this Agreement as if the reference therein to "Agreement" were to this Agreement.

            8.06. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

            8.07. Assignor's Duties. Subject to Section 4.05 of the Credit Agreement and Section 8.10 hereof, it is expressly agreed, anything herein contained to the contrary notwithstanding, that the Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of or in connection with this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Assignor under or with respect to any Collateral.

            8.08. Termination; Partial Release; Release. After the termination of the Commitments, and when all Municipal Obligations and Structured Obligations have been paid in full, this Agreement shall terminate, and the Collateral Agent, at the request and expense of the Assignor, will execute and deliver to the Assignor the proper instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the termination of this Agreement, and will duly assign, transfer and deliver to the Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in possession of the Collateral Agent (including the credit balances of the Municipal Collateral Account, the Structured Collateral Account, the Pledged Municipal Reserves Account and the Pledged Structured Reserves Account) and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

            8.09. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

            8.10. Limitations on Sources of Payment. Notwithstanding any other provision of this Agreement or of any other Credit Document, the obligations of the Assignor to make payments of principal and interest on the Loans, Notes and Settlement Notes are limited recourse obligations of the Assignor payable solely
(a) in the case of Municipal Tranche Loans, Municipal Notes and Municipal Tranche Settlement Notes, from the Pledged Municipal Recoveries, the Pledged Municipal Premiums, the Pledged Municipal Reserves Account Funds and the other Municipal Collateral and (b) in the case of Structured Tranche Loans, Structured Tranche Notes and Structured Tranche Settlement Notes, from the Pledged Structured Recoveries, the Pledged Structured Premiums, the Pledged Structured Reserves Account Funds and the other Structured Collateral, and none of the Secured Parties or any other Person shall be entitled to procure any money judgment against or to levy or foreclose upon or attach any other assets or properties of the Assignor for payment of such obligations; provided, however, that nothing herein contained shall limit, restrict or impair the Lien created by this Agreement or the right of any Secured Party to exercise any of its rights herein or in any of the other Credit Documents upon the occurrence of an Event of Default or otherwise, or to bring suit and obtain a judgment against the Assignor (recourse thereon being limited as to payment of principal and interest on the Loans, Notes and Settlement Notes as provided in this Section 8.10).

            8.11. Access to Information. The Collateral Agent shall maintain at its address set forth opposite its name on the signature pages hereof copies of the certificates delivered by the Assignor to the Administrative Agent pursuant to Sections 5.06 and 8.01(d) of the Credit Agreement and of any notices delivered by the Administrative Agent to the Assignor pursuant to Section 12.14 of the Credit Agreement, including the listings of the Insured Municipal Obligations in the Covered Municipal Portfolio or Insured Structured Obligations in the Covered Structured Portfolio from time to time, the date, if any, on which the Municipal Loss Threshold Incurrence Date or Structured Loan Threshold Incurrence Date, respectively, has occurred and the other information set forth in such certificates. The Collateral Agent shall make such copies available for inspection during regular business hours on any Business Day at such address, upon reasonable notice, by any Person requesting information concerning the Collateral or the security interest of the Collateral Agent in the Collateral.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Address:                               AMBAC ASSURANCE CORPORATION
One State Street Plaza
New York, New York  10004
Attn:      Robert W. Starr             By /s/ Robert W. Starr
Telecopy:  (212) 208-3108                 --------------------------------------
                                          Name:  Robert W. Starr
                                          Title: Managing Director and Treasurer
With a copy to:
Kevin Doyle
Managing Director and General Counsel
Telecopy:  (212) 208-3550

Address:                               THE BANK OF NEW YORK, as Collateral Agent

One Wall Street, 17th Floor
New York, New York   10286             By /s/ Evan R. Glass
Attn:  Evan R. Glass                      --------------------------------------
Telecopy: (212) 809-9520                  Name: Evan R. Glass
                                          Title: Assistant Vice President


                                       By /s/ Louis DiFranco
                                          --------------------------------------
                                          Name: Louis DiFranco
                                          Title: Client Executive

                                                                    ANNEX A
                                                                      TO
                                                              SECURITY AGREEMENT

                    SCHEDULE OF EXISTING FINANCING STATEMENTS

       Location          Secured Party/ies              Original Date Filed      Description of Collateral
       --------          -----------------              -------------------      -------------------------
1.     New York          Deutsche Bank AG,               December 15, 1993         Municipal Collateral
                         New York Branch
2.     Wisconsin         Deutsche Bank AG,               December 15, 1993         Municipal Collateral
                           New York Branch

                                                                     EXHIBIT D-1

                                                     [Opinion of General Counsel
                                                                of the Borrower]

                                                               December __, 2000

To the Banks listed on Schedule I
hereto and to The Bank of New York,
as Administrative Agent

Ladies and Gentlemen:

            I am First Vice President, Secretary and Assistant General Counsel of Ambac Assurance Corporation, a Wisconsin stock insurance corporation (the "Borrower"), and have acted as counsel to the Borrower in connection with the preparation, execution and delivery of the Amended and Restated Credit Agreement dated as of December 2, 2000 (the "Credit Agreement"), among the Borrower and each of you, the Amended and Restated Pledge and Security Agreement dated as of December 2, 2000 (the "Security Agreement"), between the Borrower and the Collateral Agent and each of the Notes executed and delivered by the Borrower on the date hereof (collectively, the "Notes"). Unless otherwise indicated, capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

            In connection with this opinion, I have examined and am familiar with originals or copies, certified or otherwise identified to my satisfaction, of such documents and corporate records, certificates of public officials and officers of the Borrower and agreements, instruments and other documents, including, without limitation, the Credit Agreement, the Security Agreement and the Notes executed on or before the date hereof, as I have deemed necessary as a basis for the opinions set forth herein. As to questions of fact material to such opinions, I have relied, when relevant facts were not independently verified by me, to the extent I deemed appropriate, upon certificates of the Borrower or its officers, or of public officials.

            In addition, I have also assumed the genuineness of all signatures (other than as to the Borrower), the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such copies.

            Based upon the foregoing, I am of the opinion that:

            1. Each of the Borrower and each Subsidiary of the Borrower (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation and is in good standing in each jurisdiction where the nature of its business requires such


                                     D-1-1
qualification except where the failures to be so qualified, singly or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole.

            2. The Borrower has the corporate power and authority to execute, deliver and perform the terms and provisions of the Credit Agreement, the Security Agreement and each of the Notes and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Credit Agreement, the Security Agreement and each of the Notes. The Borrower has duly executed and delivered the Credit Agreement, the Security Agreement and each of the Notes.

            3. Neither the execution, delivery or performance by the Borrower of the Credit Agreement, the Security Agreement or the Notes, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any statutory law, rule or regulation applicable to the Borrower or any order, writ, injunction or decree of any court or governmental instrumentality, the contravention of which (A) would prevent the Credit Agreement, the Security Agreement or the Notes in any way from constituting the legal, valid, binding and enforceable obligation of the Borrower or (B) could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of or constitute a default under, or, except for the Liens created by the Security Agreement, result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the Borrower or any Subsidiaries of the Borrower or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Restated Certificate of Incorporation or Restated By-Laws of the Borrower or its Subsidiaries.

            4. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by the Borrower of the Credit Agreement, the Security Agreement or any of the Notes or
(ii) the legality, validity, binding effect or enforceability of the Credit Agreement, the Security Agreement or any of the Notes.

            5. The Borrower is in compliance with the New York Insurance Law, the Wisconsin Insurance Law and the regulations of the Department thereunder and with all other applicable federal, state and other laws, rules and regulations relating to its insurance and other business, except with respect to failures, if any, to comply which singly or in the aggregate (i) do not have a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower or the ability of the Borrower to perform its obligations under the Credit Agreement, the Security Agreement or any of the Notes and (ii) would not prevent the Credit Agreement, the Security Agreement or any of the Notes in any way from constituting the legal, valid, binding and enforceable obligation of the Borrower.


                                     D-1-2

            6. All of the issued and outstanding shares of capital stock of the Borrower are fully paid and non-assessable and issued to, and held of record by Ambac Financial Group, Inc. and subject to no liens. There are no options or similar rights of any Person to acquire any such capital stock or any other capital stock of the Borrower.

            I am qualified to practice law in the State of New York. I do not purport to express any opinion herein as to the laws of any jurisdiction other than the laws of the State of New York, the corporation law of the State of Wisconsin and the federal laws of the United States of America. With respect to all matters governed by Wisconsin Law, I have relied upon the opinion, dated the date hereof of DeWitt Ross & Stevens S.C. delivered to you pursuant to Section 5.03(a)(iii) of the Credit Agreement.

            A copy of the opinion letter may be delivered by each of you to any Eligible Transferee in connection with and at the time of any assignment and delegation by any of you as a Bank to such Eligible Transferee of a portion of your Loans and Commitment or Commitments in accordance with the provisions of the Credit Agreement, and such Eligible Transferee may rely on the opinions expressed above with respect to the Credit Agreement as if this opinion letter were addressed and delivered to such Eligible Transferee on the date hereof.

            This opinion letter speaks only as of the date hereof. I expressly disclaim any responsibility to advise you or any other Person who is permitted to rely on any opinion expressed herein as specified in the next preceding paragraph of any development, circumstance or change of any kind, including any change of law or fact that may occur after the date of this opinion letter even though such development, circumstance or change may affect the legal analysis, a legal conclusion or any other matter set forth in or relating to this opinion letter. Accordingly, any Bank relying on this opinion letter at any time should seek advice of its counsel as to the proper application of this opinion letter at such time.

            Very truly yours,


                                     D-1-3

                                  List of Banks


                                     D-1-4

                                                                     EXHIBIT D-2

                                                            [Opinion of New York
                                                              Special Counsel to
                                                                   the Borrower]

                                                               December __, 2000

To the Banks listed on Schedule A
hereto and to The Bank of New York,
as Administrative Agent

                           Ambac Assurance Corporation

Ladies and Gentlemen:

            This opinion is furnished to you pursuant to Section 5.03(a)(ii) of the Amended and Restated Credit Agreement dated as of December 2, 2000 (the "Credit Agreement"), among Ambac Assurance Corporation, a Wisconsin stock insurance corporation (the "Company"), the Banks listed on Schedule A hereto, Bank of America, N.A., as Co-Syndication Agent, Deutsche Bank AG, New York Branch, as Co-Syndication Agent, and The Bank of New York, as Administrative Agent. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

            We have acted as special New York counsel to the Company in connection with the preparation, execution and delivery of the Credit Agreement, the Notes executed and delivered by the Company on the date hereof (for purposes of this opinion, the "Notes") and the Security Agreement (collectively, for purposes of this opinion, the "Credit Documents").

            In that connection, we have examined (a) counterparts of each of the Credit Documents and (b) copies of UCC-1 financing statements and the schedules attached thereto (collectively, the "Financing Statements") to be filed under the Uniform Commercial Code as in effect on the date hereof in the State of New York (the "UCC"), each naming the Company as debtor and the Collateral Agent as secured party, which Financing Statements are to be filed in the offices in the State of New York noted on Schedule B hereto (collectively, the "Filing Offices").

            In addition, we have examined the originals, or copies certified or otherwise identified to our satisfaction, of such other agreements, documents and instruments as we have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, we have, when relevant facts were not independently established by us, relied upon certificates of the Company or of officers of the Company. In our examination of the agreements, documents and instruments referred to above, we have assumed, without


                                     D-2-1
independent investigation (a) the due execution and delivery, pursuant to due authorization, of each of the documents referred to above by all parties thereto, (b) the authenticity of all such documents submitted to us as originals and (c) the conformity to originals of all such documents submitted to us as copies.

            In addition, we have assumed, without independent investigation, that (i) the Company is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full power and authority (corporate and otherwise) to execute, deliver and perform each Credit Document and to grant the security interest in the Collateral purported to be granted by the Security Agreement, (ii) the execution, delivery and performance by the Company of the Credit Documents, and the grant by the Company of the security interest in the Collateral purported to be granted by the Security Agreement, (A) have been duly authorized by all necessary action) (corporate or otherwise), (B) do not contravene the certificate of incorporation, bylaws or other constituent documents of the Company, (C) do not, except with respect to Generally Applicable Law (as defined below and as to which we make no assumption), violate any law, rule or regulation applicable to the Company and
(D) do not conflict with, or constitute a default under, any agreement, document or instrument to which the Company is a party or by which it is otherwise bound,
(iii) except with respect to Generally Applicable Law (as to which we make no assumption), no authorization, approval, consent or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required for the due execution, delivery or performance by the Company of the Credit Documents or the grant by the Company of the security interest in the Collateral purported to be granted by the Security Agreement or, if any such authorization, approval, consent, action, notice or filing is required therefor, it has been duly obtained or made and is in full force and effect and (iv) the Company may not be a debtor under the United States Bankruptcy Code of 1978, as amended. Finally, we have assumed, without independent investigation, that the Credit Agreement is the legal, valid and binding obligation of each of the Agents and Banks, and the Security Agreement is the legal, valid and binding obligation of the Collateral Agent, enforceable against such parties in accordance with their respective terms.

            For purposes of this opinion letter, the term "Generally Applicable Law" means federal law of the United States of America and the law of the State of New York and any rule or regulation promulgated thereunder (including without limitation, the usury laws of the State of New York and Regulations U and X of the Board of Governors of the Federal Reserve System) applicable to the execution, delivery or performance of any of the Credit Documents and which are generally applicable to the execution, delivery or performance of agreements, documents or instruments with terms and provisions of the type contained in the Credit Documents and not applicable thereto because of the specific nature of the assets or business of the Company or any of its Affiliates or any of the Agents or Banks or any of their respective Affiliates. Without limiting the generality of the foregoing, the term "Generally Applicable Law" does not include any federal law of the United States of America or any law of the State of New York or any rule or regulation promulgated thereunder applicable to the execution, delivery or performance of a document by a Person because such Person is engaged in, or proposes to engage in, the business of writing of insurance.


                                     D-2-2

            Based upon the foregoing examination and assumptions and upon such other investigation as we have deemed necessary, and subject to the qualifications set forth below, we are of the following opinion.

            1. Each of the Credit Agreement and the Notes is and, if and to the extent that the Company were to have rights in the Municipal Collateral or the Structured Collateral from and after the Municipal Loss Threshold Incurrence Date or the Structured Loss Threshold Incurrence Date, respectively, the Security Agreement would be, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

            2. If and to the extent that the Company were to have rights in the Municipal Collateral or the Structured Collateral from and after the Municipal Loss Threshold Incurrence Date or the Structured Loss Threshold Incurrence Date, respectively, the Security Agreement would create a valid security interest in favor of the Collateral Agent in the Municipal Collateral or the Structured Collateral, respectively, to the extent that the UCC is applicable thereto, securing payment of the "Municipal Obligations" or the "Structured Obligations", respectively (as such terms are defined in the Security Agreement). The Financing Statements are in appropriate form for filing in the applicable Filing Offices under the UCC and, if the Financing Statements are properly filed in the applicable Filing Offices as provided in the UCC and if and to the extent that the Company were to have rights in the Municipal Collateral or the Structured Collateral from and after the Municipal Loss Threshold Incurrence Date or the Structured Loss Threshold Incurrence Date, respectively, and the effectiveness of the filed Financing Statements were not to have lapsed or terminated as provided in the UCC, such security interest in the Municipal Collateral or the Structured Collateral, respectively, would be perfected to the extent that perfection of a security interest in such Collateral is governed by the UCC and to the extent that security interests in such Collateral can be perfected by filing financing statements in the State of New York under the UCC.

            Our opinions set forth above are subject to the following qualifications:

            (a) Our opinion in paragraph 1 above is subject to the effect of general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

            (b) Our opinion in paragraph 1 above is also subject to the effect of applicable law that may limit the enforceability or render ineffective certain of the provisions of the Security Agreement, although the inclusion of such provisions does not affect the validity of the Security Agreement, as a whole, and there exist legally adequate remedies for a realization of the principal benefits afforded thereby.

            (c) Our opinions in paragraphs 1 and 2 above are subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar law affecting creditors' rights generally.


                                     D-2-3

            (d) We express no opinion as to the enforceability of any indemnification provision contained in any of the Credit Documents to the extent enforcement thereof is contrary to public policy regarding the exculpation of criminal violations, intentional harm and acts of gross negligence or recklessness.

            (e) We express no opinion as to any provision of any Credit Document providing for an indemnity against any loss in obtaining Dollars from a court judgment in another currency.

            (f) With respect to submission to the jurisdiction of the federal courts of the United States of America, we note the limitation of 28 U.S.C. ss. 1332 on federal court jurisdiction in cases where diversity of citizenship is lacking and we also note that such submission cannot supersede the court's discretion in determining whether to transfer an action from one federal court to another under 28 U.S.C. ss. 1404(a). We express no opinion with respect to waivers of objections that an action brought in a federal court of the United States of America was brought in an improper forum.

            (g) We express no opinion as to the legality, validity, binding effect or enforceability of any provision of any of the Credit Documents that relates to any Person that is not a party to such Credit Document.

            (h) Our opinion in paragraph 2 above is subject to the qualification that (i) we express no opinion as to the Company's rights in or title to any of the Collateral and (ii) in the case of proceeds, continuation of any perfection of the Collateral Agent's security interest therein would be limited to the extent set forth in Section 9-306 of the UCC.

            (i) Our opinion in paragraph 2 above is also subject to the following qualifications:

            (i) in the case of any Collateral in which the security interest of the Collateral Agent would be perfected by the filing of Financing Statements, (A) Article 9 of the UCC requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the original filings in order to maintain the effectiveness of the filings referred to in this paragraph and (B) any perfection of such security interest would be terminated as to any Collateral acquired by the Company more than four months after the Company so changes its name, identity or corporate structure as to make the Financing Statements seriously misleading, unless new appropriate financing statements indicating the new name, identity or corporate structure of the Company are properly filed before the expiration of such four months;

            (ii) we express no opinion as to the possible creation or perfection of any security interest in Collateral that is excluded from Article 9 of the UCC under Section 9-104 thereof;

            (iii) Section 552 of the Federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the United States Bankruptcy Code of 1978, as amended, may be subject to a security


                                     D-2-4
            interest arising from a security agreement entered into by the debtor before the commencement of such case;

            (iv) such opinion does not address what law governs perfection of the security interest in any of the Collateral covered by such opinion; and

            (v) such opinion does not address, in the case of any Collateral (such as accounts, chattel paper and general intangibles (as such terms are defined in the UCC)) which is itself secured by other property, the rights of the Collateral Agent or any of the other Secured Parties in and to such underlying property.

            (j) Our opinions set forth above are limited to the law of the State of New York and the federal law of the United States of America, and we do not express any opinion herein concerning any other law.

            A copy of this opinion letter may be delivered by you to any Eligible Transferee in connection with and at the time of any assignment and delegation by you as a Bank to such Eligible Transferee of all or a portion of your Loans, Commitment or Commitments and Contingent Commitment or Contingent Commitments in accordance with the provisions of the Credit Agreement, and such Eligible Transferee may rely on the opinions expressed above as if this opinion letter were addressed and delivered to such Eligible Transferee on the date hereof.

            This opinion letter speaks only as of the date hereof. We expressly disclaim any responsibility to advise any of you or any other Person who is permitted to rely on any opinion expressed herein as specified in the next preceding paragraph of any development or circumstance of any kind, including change of law or fact that may occur after the date of this opinion letter, even though such development, circumstance or change may affect the legal analysis, a legal conclusion or any other matter set forth in or relating to this opinion letter. Accordingly, any Person relying on this opinion letter at any time should seek advice of its counsel as to the proper application of this opinion letter at such time.

                                               Very truly yours,

WRG:mt


                                     D-2-5

                                                                      Schedule A

                                  List of Banks


                                     D-2-6

                    Offices in the State of New York in which
                      Financing Statements are to be filed

1.    City Register in the County of New York.

2.    Department of State.


                                     D-2-7

                                                                     EXHIBIT D-3

                                                           [Opinion of Wisconsin
                                                              Special Counsel to
                                                                   the Borrower]

December __, 2000

To the Banks Listed on
Schedule I hereto and to
The Bank of New York,
as Administrative Agent

RE:   Ambac Assurance Corporation

Ladies and Gentlemen:

            This opinion is delivered to you pursuant to Section 5.03(a) of the Amended and Restated Credit Agreement dated as of December 2, 2000 (the "Credit Agreement"), among Ambac Assurance Corporation, a Wisconsin stock insurance corporation (the "Borrower"), the Banks listed on Schedule I hereto, Bank of America, N.A., as Co-Syndication Agent, Deutsche Bank AG, New York Branch, as Co-Syndication Agent, and The Bank of New York, as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            We have acted as special counsel for the Borrower in connection with the preparation, execution and delivery of the Credit Agreement and the Security Agreement.

            In that connection, we have examined:

            1.    The Credit Agreement;

            2.    The Security Agreement;

            3. The Notes dated and delivered on the date hereof executed by the Borrower and payable to each of you as Banks (collectively, the "Notes");

            4. A certified copy of the Borrower's Certificate of Authority in Wisconsin, issued by the Department on December ___, 2000;

            5. A certified copy of the Restated Articles of Incorporation of the Borrower dated August 4, 1992, and the Article of Amendment dated June 11, 1997 (collectively, the "Charter") issued by the Department on December ___, 2000;


                                     D-3-1

            6. A certified copy of the Restated Corporate Bylaws of the Borrower adopted by Borrower's Board of Directors on January 28, 1998 (the "By-laws"); and

            7. The Certificate of __________, ______________ of the Borrower, dated December __, 2000, regarding certain factual matters.

            We also have examined originals or copies, certified or otherwise identified to our satisfaction, of such other corporate records of the Borrower, certificates of public officials and of officers of the Borrower and agreements, instruments and other documents, as we have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, we have, when relevant facts were not independently established by us, relied, to the extent we deemed appropriate, upon certificates of the Borrower or its officers, or of public officials. We have assumed the due execution and delivery of the Credit Agreement, the Security Agreement and the Notes, the genuineness of all signatures, due authority of the parties executing such documents and certificates, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies thereof.

                         Qualifications and Assumptions

            7. We are qualified to practice law in the State of Wisconsin, and the opinions expressed herein relate solely to the laws of the State of Wisconsin and are limited to the currently existing statutes of the State of Wisconsin and the published decisions of the State of Wisconsin and federal courts.

            8. The insurance laws of the State of Wisconsin govern the activities of the Borrower and the agreements, transactions and other activities between Borrower and its affiliates. The opinions set forth below are limited to the agreements and other documents specified herein and no opinion is rendered herein regarding agreements or transactions between the Borrower and its affiliates.

                                     Opinion

            Based solely upon the foregoing and subject to the qualifications and assumptions stated below, in our opinion:

            A. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin, with full power under the insurance laws of the State of Wisconsin and authority to own its properties and to carry on its business as it is currently conducted. The Borrower is duly licensed to transact surety insurance business by the Department.

            B. The execution, delivery and performance by the Borrower of the Credit Agreement, the Security Agreement and the Notes (a) are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action on the


                                     D-3-2
      part of the Borrower; and (b) do not violate or contravene the Charter or Bylaws of the Borrower or any laws or regulations of the State of Wisconsin applicable to the Borrower.

            C. No authorization, approval or other action by and no notice to or filing with the Department or any other Wisconsin governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of the Credit Agreement, the Security Agreement or the Notes.

            D. (1) The New York governing law clauses of the Credit Agreement, the Security Agreement and the Notes are valid under the law of the State of Wisconsin; and

            (2) Under the laws of the State of Wisconsin, the laws of the State of New York will be applied to the Credit Agreement, the Security Agreement and the Notes except to the extent that any term of such document or any provision of the laws of the State of New York applicable to such document violates an important public policy of the State of Wisconsin. We have no reason to believe that any such term violates an important public policy of the State of Wisconsin.

            The opinions set forth above are subject to the following qualification:

            1. Our opinions are subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar law affecting creditors' rights generally expressly including, but not limited to, the Insurers Rehabilitation and Liquidation Act, Chapter 645, Wisconsin Statutes.

            2. Our opinions are subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

            3. We express no opinion with respect to the creation, priority or validity of any liens or security interests encumbering the Collateral by the Security Agreement.

            We are opining herein as to the effect on the subject transaction only of the laws of the State of Wisconsin effective on the date hereof. The opinions expressed have been based upon facts existing as of the date of this letter and shall be limited to such facts. We do not assume, and we expressly disclaim, any responsibility to advise you, or any other person who is permitted to rely on any opinion expressed herein as specified in the next succeeding paragraph, of any change of law or fact that may occur after the date of this opinion letter even though such change may affect the legal analysis, legal conclusion or any other matter set forth in or relating to this opinion letter.

            This opinion letter is addressed only to you and is solely for your benefit in connection with the above transaction. This opinion letter is given pursuant to the Credit Agreement and in connection with the Credit Documents and is not to be relied upon for any other purpose. Notwithstanding the foregoing, a copy of this opinion letter may be delivered by each of you to any Eligible Transferee in connection with and at the time of any assignment and


                                     D-3-3
delegation by any of you as a Bank to such Eligible Transferee of a portion of your loans and commitment in accordance with the provisions of the Credit Agreement, and such Eligible Transferee may rely on the opinion expressed above with respect to the Credit Agreement as if this opinion letter were addressed and delivered to such Eligible Transferee on the date hereof. Notwithstanding the foregoing, Anne G. Gill, First Vice President, Secretary and Assistant General Counsel to the Borrower, may rely on the opinions above the purpose of rendering her opinion letter pursuant to Section 5.03(a) of the Credit Agreement on the date hereof.

                                            Very truly yours,

                                            DEWITT ROSS & STEVENS S.C.


                                     D-3-4

                                                                     EXHIBIT E-1

                                                            [Opinion of New York
                                                     counsel to a Bank organized
                                                     under U.S. federal or state
                                                                            law]

                                                          _______________, 200__

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004

Moody's Investors Service, Inc.
99 Church Street
New York, New York 10017

Standard & Poor's
25 Broadway
New York, New York 10004

Ladies and Gentlemen:

            [We][I] have acted as [special] New York counsel to ______________ (the "Bank") in connection with the execution and delivery by the Bank of [the Amended and Restated Credit Agreement dated as of December 2, 2000 (the "Credit Agreement")] [an Assignment and Assumption Agreement dated _____________, 200__ (the "Assignment and Assumption Agreement"), pursuant to which the Bank has become a party to the Amended and Restated Credit Agreement dated as of December 2, 2000 (the "Credit Agreement")], among Ambac Assurance Corporation, the banks party thereto from time to time, Bank of America, N.A., as Co-Syndication Agent, Deutsche Bank AG, New York Branch, as Co-Syndication Agent, and The Bank of New York, as Administrative Agent.

            In rendering this opinion, [we][I] have examined the Credit Agreement and [the Assignment and Assumption Agreement] originals, or copies certified or otherwise identified to [our][my] satisfaction, of such records of the Bank, certificates of public officials, certificates of officers of the Bank, and such other documents as [we][I] have deemed necessary or appropriate for the purpose of this opinion.

            Based upon the foregoing and subject to the qualifications and limitations set forth below, [we are][I am] of the opinion that:

            1. The Bank is a ____________ duly organized, validly existing and in good standing under the laws of ___________.


                                     E-1-1

            2. The Bank has all requisite corporate power and authority to [execute and deliver the Credit Agreement and to perform its obligations thereunder] [execute and deliver the Assignment and Assumption Agreement and to perform its obligations under the Credit Agreement].

            3. The [execution and delivery by the Bank of the Credit Agreement and the performance by the Bank of its obligations thereunder] [execution and delivery by the Bank of the Assignment and Assumption Agreement and the performance by the Bank of its obligations under the Credit Agreement] have been duly authorized by all necessary corporate action on the part of the Bank and do not violate (i) any provision of applicable law or any rule or regulation thereunder or (ii) the organizational or constitutive documents of the Bank.

            4. No consent, approval, authorization, license, ruling or order of, or action by, any court or governmental agency or body of the State of New York or of the United States, that has not been previously obtained, and no filing, recordation or publication of any document that has not previously been filed, recorded, or published, is required as a condition to the execution or delivery by the Bank of [the Credit Agreement or the performance by the Bank of its obligations thereunder] [the Assignment and Assumption Agreement or the performance by the Bank of its obligations under the Credit Agreement].

            5. The [Credit Agreement] [Assignment and Assumption Agreement] has been duly executed and delivered by the Bank.

            6. The Credit Agreement constitutes the legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms.

            The opinions expressed herein are limited to the law of the State of New York and the federal law of the United States and are qualified to the extent that the enforceability of any of the terms of the Credit Agreement may be limited or otherwise affected by:

            (a) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith, and fair dealing) and the availability of equitable remedies (regardless of whether enforceability is considered in a proceeding in equity or at law); and

            (b) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other similar laws affecting creditors' rights generally.

                                                   Very truly yours,


                                     E-1-2

                                                                     EXHIBIT E-2

                                                            [Opinion of New York
                                                     counsel to a Bank organized
                                                       under law other than U.S.
                                                           federal or state law]

                                                          _______________, 200__

Ambac Assurance Corporation
One State Street Plaza
New York, New York  10004

Moody's Investors Service, Inc.
99 Church Street
New York, New York  10017

Standard & Poor's
25 Broadway
New York, New York  10004

Ladies and Gentlemen:

            [We][I] have acted as [special] New York counsel to ______________ (the "Bank") in connection with the execution and delivery by the Bank of [the Amended and Restated Credit Agreement dated as of December 2, 2000 (the "Credit Agreement")] [an Assignment and Assumption Agreement dated _____________, 200__ (the "Assignment and Assumption Agreement"), pursuant to which the Bank has become a party to the Amended and Restated Credit Agreement dated as of December 2, 2000 (the "Credit Agreement")], among Ambac Assurance Corporation, the banks party thereto from time to time, Bank of America, N.A., as Co-Syndication Agent, Deutsche Bank AG, New York Branch, as Co-Syndication Agent, and The Bank of New York, as Administrative Agent.

            In rendering this opinion, [we][I] have examined the Credit Agreement [and the Assignment and Assumption Agreement] and originals, or copies certified or otherwise identified to [our][my] satisfaction, of such records of the Bank, certificates of public officials, certificates of officers of the Bank, and such other documents as [we][I] have deemed necessary or appropriate for the purpose of this opinion.

            Based upon the foregoing and subject to the qualifications and limitations set forth below, [we are][I am] of the opinion that:

            1. The Bank is duly authorized to maintain a branch at ______________, New York, New York, by [the Banking Department of the State of New York].


                                     E-2-1

            2. The [execution and delivery by the Bank of the Credit Agreement and the performance by the Bank of its obligations thereunder] [execution and delivery by the Bank of the Assignment and Assumption Agreement and the performance by the Bank of its obligations under the Credit Agreement] do not violate any provision of applicable law or any rule or regulation thereunder.

            3. No consent, approval, authorization, license, ruling or order of, or action by, any court or governmental agency or body of the State of New York or of the United States, that has not been previously obtained, and no filing, recordation or publication of any document that has not previously been filed, recorded, or published, is required as a condition to the execution or delivery by the Bank of [the Credit Agreement or the performance by the Bank of its obligations thereunder] [the Assignment and Assumption Agreement or the performance by the Bank of its obligations under the Credit Agreement].

            4. The Credit Agreement constitutes the legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms.

            The opinions expressed herein are limited to the law of the State of New York and the federal law of the United States and are qualified to the extent that the enforceability of any of the terms of the Credit Agreement may be limited or otherwise affected by:

            (a) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith, and fair dealing) and the availability of equitable remedies (regardless of whether enforceability is considered in a proceeding in equity or at law); and

            (b) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other similar laws affecting creditors' rights generally.

                                                 Very truly yours,


                                     E-2-2

                                                                     EXHIBIT E-3

                                                      [Opinion of counsel in the
                                                     Home Jurisdiction to a Bank
                                                       organized under law other
                                                 than U.S. federal or state law]

                                                          _______________, 200__

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004

Moody's Investors Service, Inc.
99 Church Street
New York, New York 10017

Standard & Poor's
25 Broadway
New York, New York 10004

Ladies and Gentlemen:

            [We][I] have acted as [special] ____________counsel to ______________ (the "Bank") in connection with the execution and delivery by the Bank of [the Amended and Restated Credit Agreement dated as of December 2, 2000 (the "Credit Agreement")] [an Assignment and Assumption Agreement dated _____________, 200__ (the "Assignment and Assumption Agreement"), pursuant to which the Bank has become a party to the Amended and Restated Credit Agreement dated as of December 2, 2000 (the "Credit Agreement")], among Ambac Assurance Corporation, the banks party thereto from time to time, Bank of America, N.A., as Co-Syndication Agent , Deutsche Bank AG, New York Branch, as Co-Syndication Agent, and The Bank of New York, as Administrative Agent.

            In rendering this opinion, [we][I] have examined the Credit Agreement [and the Assignment and Assumption Agreement] and originals, or copies certified or otherwise identified to [our][my] satisfaction, of such records of the Bank, certificates of public officials, certificates of officers of the Bank, and such other documents as [we][I] have deemed necessary or appropriate for the purpose of this opinion.

            Based upon the foregoing and subject to the qualifications and limitations set forth below, [we are][I am] of the opinion that:

            1. The Bank is a _____________ duly organized, validly existing and in good standing under the laws of _____________ (the "Home
      Jurisdiction").


                                     E-3-1

            2. The Bank has all requisite corporate power and authority to [execute and deliver the Credit Agreement and to perform its obligations thereunder] [execute and deliver the Assignment and Assumption Agreement and to perform its obligations under the Credit Agreement].

            3. The [execution and delivery by the Bank of the Credit Agreement and the performance by the Bank of its obligations thereunder] [execution and delivery by the Bank of the Assignment and Assumption Agreement and the performance by the Bank of its obligations under the Credit Agreement] do not violate (i) any provision of applicable law or any rule or regulation thereunder or (ii) the organizational or constitutive documents of the Bank.

            4. No consent, approval, authorization, license, ruling or order of, or action by, any court or governmental agency or body of the Home Jurisdiction that has not been previously obtained, and no filing, recordation or publication of any document that has not previously been filed, recorded, or published, is required as a condition to the execution or delivery by the Bank of [the Credit Agreement or the performance by the Bank of its obligations thereunder] [the Assignment and Assumption Agreement or the performance by the Bank of its obligations under the Credit Agreement].

            5. The [Credit Agreement] [Assignment and Assumption Agreement] has been duly executed and delivered by the Bank.

            6. The choice of the law of the State of New York to govern the Credit Agreement is valid under the law of the Home Jurisdiction and would be recognized and given effect by the courts in the Home Jurisdiction.

            7. The Credit Agreement is in proper legal form under the law of the Home Jurisdiction for the enforcement thereof against the Bank under the law of the Home Jurisdiction.

            8. Neither the Bank nor any of its properties has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the law of the Home Jurisdiction.

            9. A judgment rendered by any New York State or federal court of the United States in respect of the Credit Agreement would be enforceable against the Bank in the Home Jurisdiction.

            10. The obligations of the Bank under the Credit Agreement are direct obligations of the Bank and rank at least pari passu with all other unsecured, unsubordinated indebtedness of the Bank.

            The opinions expressed herein are limited to the law of the Home Jurisdiction.

                                                      Very truly yours,


                                     E-3-2

                                                                       EXHIBIT F

                           AMBAC ASSURANCE CORPORATION

                              Officers' Certificate

            I, the undersigned, __________________________ of Ambac Assurance Corporation, a Wisconsin stock insurance corporation (the "Borrower"), DO HEREBY CERTIFY that:

            1. This Certificate is furnished pursuant to Section 5.04 of the Amended and Restated Credit Agreement dated as of December 2, 2000, among the Borrower, various Banks, Bank of America, N.A., as Co-Syndication Agent, Deutsche Bank AG, New York Branch, as Co-Syndication Agent, and The Bank of New York, as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein capitalized terms used in this Certificate have the meanings assigned to those terms in the Credit Agreement.

            2. The persons named below have been duly elected, have duly qualified as and at all times since _____________ (to and including the date hereof), have been officers of the Borrower, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures.

        Name                        Office                     Signature

____________________        ________________________      ______________________

____________________        ________________________      ______________________

____________________        ________________________      ______________________

____________________        ________________________      ______________________

            3. Attached hereto as Annex A is a certified copy of the Restated Articles of Incorporation of the Borrower, dated August 4, 1992, and filed with the Department on August 7, 1992, and the Article of Amendment dated June 11, 1997, and filed with the Department on June 12, 1997, and __________, since _________, there have been no amendments adopted.

            4. Attached hereto as Annex B is a true and correct certified copy of the Restated Corporate By-Laws of the Borrower, dated January 28, 1998, and filed with the Department on March 2, 1998, as in effect on January 28, 1998, together with all amendments thereto adopted through the date hereof.

            5. Attached hereto as Annex C is a true and correct copy of resolutions duly adopted by the Board of Directors of the Borrower at a meeting on ______________, at which a quorum was present and acting throughout, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect. Except as attached hereto as Annex C, no resolutions have been adopted by the Board of Directors of the Borrower which deal with the execution, delivery or performance of any of the Credit Documents, other than as may have teen superseded or replaced by the resolutions attached hereto.

            6. On the date hereof, the representations and warranties contained in Section 7 of the Credit Agreement are true and correct.

            7. On the date hereof, no Default or Event of Default has occurred and is continuing.

            8. I know of no proceeding for the dissolution or liquidation of the Borrower or threatening its existence.

            IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of _______________, 2000.

                                            AMBAC ASSURANCE CORPORATION


                                            By ________________________________
                                               Name:
                                               Title:

            I, the undersigned, [Assistant] Secretary of the Borrower, DO HEREBY CERTIFY that:

            1. ______________ is the duly elected and qualified
      ___________________ of the Borrower and the signature above is his genuine signature.

            2. The certifications made by ______________ in items 2, 3, 4 and 5 above are true and correct.

            3. I know of no proceeding for the dissolution or liquidation of the Borrower or threatening its existence.

            IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of 2000.

                                            AMBAC ASSURANCE CORPORATION


                                            By _________________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT G

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                                           Date __________, 200_

            Reference is made to the Credit Agreement described in Item 2 of Annex I hereto (as modified, supplemented or amended from time to time, the "Credit Agreement"). Unless defined in Annex I hereto, terms defined in the Credit Agreement are used herein as therein defined. ________________ (the "Assignor") and ____________ (the "Assignee") hereby agree as follows:

            1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I hereto (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 4 of Annex I hereto, including, without limitation, (i) in the case of any assignment of all or any portion of the [Municipal/Structured] Tranche Commitment [and [Municipal/Structured] Tranche Contingent Commitment] (if not theretofore terminated), all rights and obligations with respect to the Assigned Share of such [Municipal/Structured] Tranche Commitment [and [Municipal/Structured] Tranche Contingent Commitment] and (ii) in the case of any assignment of outstanding [Municipal/Structured] Tranche Loans, all rights and obligations with respect to the Assigned Share of such outstanding [Municipal/Structured] Tranche Loans. After giving effect to such sale and assignment, the Assignee's [Municipal/Structured] Tranche Commitment [and [Municipal/Structured] Tranche Contingent Commitment] and the amount of the outstanding [Municipal/Structured] Tranche Loans owing to the Assignee will be as set forth in Item 4 of Annex I hereto.

            2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of the Borrower's Subsidiaries or the performance or observance by the Borrower or the Borrower's Subsidiaries of any of their obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

            3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee under Section 12.04(b) of the Credit Agreement; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (v) has delivered the opinion required by Section 12.04(b) of the Credit Agreement[; and (v) to the extent legally entitled to do so, attaches the forms described in the penultimate sentence of Section 12.04(b) of the Credit Agreement.](1)

            4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee (the "Settlement Date").

            5. Upon the delivery of a fully executed original hereof to the Assignor and the Borrower, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

            6. It is agreed that the Assignee shall be entitled to (i) all interest on the Assigned Share of the [Municipal/Structured] Tranche Loans at the rates specified in Item 6 of Annex I and (ii) all Commitment Fees (if applicable) on the Assigned Share of the [Municipal/Structured] Tranche Commitment [and [Municipal/Structured] Tranche Contingent Commitment] at the rate specified in Item 7 of Annex I hereto; such interest and, if applicable, Commitment Fees at the rate specified in Item 9 of Annex I hereto, to be payable by the Borrower directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the [Municipal/Structured] Tranche Loans which occur on and after the Settlement Date will be payable directly by the Borrower to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective [Municipal/Structured] Tranche Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves on the Settlement Date.

            7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

----------
(1) Include if the Assignee is organized under the laws of a jurisdiction outside of the United States.

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Assignment and Assumption Agreement, as of the date first above written, such execution also being made on Annex I hereto.

Accepted this ____ day                       [NAME OF ASSIGNOR],
of _____________, 200_                            as Assignor


                                             By ___________________________
                                                Title:

                                             [NAME OF ASSIGNEE],
                                                  as Assignee


                                             By ___________________________
                                                Title:

[Consented to as of the date hereof:

AMBAC ASSURANCE CORPORATION


By _________________________________](2)
   Title:

----------
(2)   Include if Assignee is not an Affiliate of the Assignor.

                                                                         ANNEX I

                  ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

1.    Borrower: Ambac Assurance Corporation

2.    Name and Date of Credit Agreement:

      Amended and Restated Credit Agreement dated as of December 2, 2000, among Ambac Assurance Corporation, various Banks, Bank of America, N.A., as Co-Syndication Agent, Deutsche Bank AG, New York Branch, as Co-Syndication Agent, and The Bank of New York, as Administrative Agent, as modified, supplemented or amended to the date hereof.

3.    Date of Assignment Agreement:

4.    Amounts (as of date of item #3 above):

                                                           [Municipal/         Outstanding
                                      [Municipal/          Structured]         Principal of
                                      Structured]          Tranche             [Municipal/
                                      Tranche              Contingent          Structured]
                                      Commitment           Commitment          Tranche Loans
a.      Aggregate Amount
        for all Banks                 $___________         $__________         $____________

b.      Assigned Share(1)             ____________%        ___________%        _____________%

c.      Amount of Assigned Share      $___________         $__________         $____________

5.    Rate of Interest to the Assignee:

      As set forth in Section 2.06 of the Credit Agreement (unless otherwise agreed to by the Assignor and the Assignee)(2)

6.    Commitment Fees:

      As set forth in Section 3.01(a) of the Credit Agreement (unless otherwise agreed to by the Assignor and the Assignee)(3)

----------
(1)   Percentage taken to 12 decimal places.

(2) Ambac Assurance Corporation and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in
      Section 2.06 of the Credit Agreement, with the Assignor and Assignee effecting the agreed upon sharing of the interest through payments by the Assignee to the Assignor.

(3) Ambac Assurance Corporation and the Administrative Agent shall direct the entire amount of the Commitment Fees to the Assignee at the rate set forth in Section 3.01(a) of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Commitment Fees through payment by the Assignee to the Assignor.

7.    Notice:

               ASSIGNOR:

                      ___________________
                      ___________________
                      ___________________
                      Attention:
                      Telephone:
                      Telecopier:
                      Reference:

               ASSIGNEE:

                      ___________________
                      ___________________
                      ___________________
                      Attention:
                      Telephone:
                      Telecopier:
                      Reference:

               Payment Instructions:

                  ASSIGNOR:

                      ___________________
                      ___________________
                      ___________________
                      Attention:
                      Reference:

               ASSIGNEE:

                      ___________________
                      ___________________
                      ___________________
                      Attention:
                      Reference:

Accepted and Agreed:

[NAME OF ASSIGNEE]                        [NAME OF ASSIGNOR]

By ________________________________       By ___________________________________
   (Print Name and Title)                    (Print Name and Title)

                                                                       EXHIBIT H

                        Section 4.04(b)(iii) Certificate

            Reference is hereby made to the Amended and Restated Credit Agreement dated as of December 2, 2000, among Ambac Assurance Corporation, various Banks, Bank of America, N.A., as Co-Syndication Agent, Deutsche Bank AG, New York Branch, as Co-Syndication Agent, and The Bank of New York, as Administrative Agent (as modified, supplemented or amended from time to time, the "Credit Agreement"). Pursuant to the provisions of Section 4.04(b)(iii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

                                            [NAME OF BANK]


                                            By _________________________________
                                               Name:
                                               Title


                                       H-1